Exhibit 2

STOCK VALUATION

of

ILLINI CORPORATION

Springfield, Illinois

As Of:

August 5, 2005

Prepared By:

Keller & Company, Inc.

555 Metro Place North

Suite 524

Dublin, Ohio 43017

(614) 766-1426

KELLER & COMPANY

STOCK VALUATION

of

ILLINI CORPORATION

Springfield, Illinois

As Of:

August 5, 2005

Prepared By:

Keller & Company, Inc.

555 Metro Place North

Suite 524

Dublin, Ohio 43017

(614) 766-1426

KELLER & COMPANY, INC.

Financial Institution Consultants

Investment and Financial Advisors

555 Metro Place North	614-766-1426
Suite 524	614-766-1459 (fax)
Dublin, Ohio 43017

August 18, 2005

Board of Directors

Illini Corporation

3200 West Iles Avenue

Springfield, Illinois 62707

To the Board:

We hereby submit our opinion of the fair value of the outstanding shares of Illini Corporation (the “Corporation”) in conjunction with the Corporation’s proposed cash-out merger to implement its shareholder reduction strategy for the purpose of delisting its common stock.

Keller & Company, Inc. is an independent, full service financial institution consulting firm that serves banks and savings institutions throughout the United States.  As described in more detail in Appendixt A, the firm specializes in stock valuations, fairness opinions, conversion appraisals, merger/acquisition advisory services, business and strategic planning and  market studies and for financial institutions.

Our valuation is based on the assumption that the data provided to us by the Corporation are both accurate and complete.  We did not verify the financial statements provided to us, nor did we conduct independent valuations of the Bank’s assets and liabilities.  We have also used information from other public sources, but we cannot assure the accuracy of such material.

In the preparation of this valuation, we held discussions with the management of the Corporation and with the law firm of Howard and Howard, the Corporation’s counsel.

This valuation must not be considered to be a recommendation as to the purchase of stock in the Corporation, and we can provide no guarantee or assurance that any person who purchases shares of the Corporation’s stock will be able to later sell such shares at a price equivalent to the price designated in this valuation.

Our valuation can be updated as required, recognizing any new developments related to the Corporation that might have an impact on operations or financial condition.  Further, we will consider any changes in general market conditions and to specific changes in the market for publicly-traded financial institutions.  Based on the material impact of any such changes on the fair value of the Corporation as determined by this firm, we will make necessary adjustments to the Corporation’s such value in a valuation update.

Board of Directors

August 18, 2005

Using the Going Concern Approach to value and applying and correlating the Market Value Method, the Comparable Transactions Method and the Discounted Cash Flow Method, it is our opinion that as of August 5, 2005, the fair value of the Corporation was $21,911,700 or $40.50 per share based on 541,029 shares outstanding.

Very truly yours,

KELLER & COMPANY, INC.
/s/ Keller & Company, Inc.

LIST OF EXHIBITS

		PAGE

1	Bank Stock Prices and Pricing Ratios As of August 5, 2005	14
2	Key Financial Data and Ratios As of August 5, 2005	44
3	Comparable Group Characteristics and Balance Sheet Totals	73
4	Comparable Group Characteristics and Ratios	74
5	Comparable Group Market, Pricing and Financial Ratios	75
6	Market Approach - Valuation and Conclusions	76
7	Completed Cash-Out Mergers	77
8	Discounted Cash Flow Analysis	78

Appendix A	Qualifications of Keller & Company, Inc.	79

INTRODUCTION

Nature and Purpose of the Valuation

Keller & Corporation, Inc. (“Keller”), an independent financial institution consulting and appraisal firm, has prepared this Stock Valuation (“Valuation”) presenting its opinion of the fair value of the shares of common stock of Illini Corporation, Springfield, Illinois (“Illini” or the Corporation”) held by disqualified holders (“Disqualified Holders”) as defined in a certain Agreement and Plan of Merger between the Corporation and Illini Merger Co. (“Merger Agreement”) dated as of August 18, 2005.  The Merger Agreement sets forth the terms of a proposed “going private” cash-out merger transaction (“Transaction”) pursuant to which each issued and outstanding common share of the Corporation owned by a Disqualified Holder shall be converted into the right to receive cash in an amount to be determined by the Corporation’s board of directors.

As part of its bank consulting and advisory activities, Keller is regularly engaged in the valuation of financial institutions and their securities in connection with mergers, acquisitions, and the underwriting and distributions of listed and unlisted securities.  Keller is familiar with the market for common stocks of publicly-traded banks, savings institutions and financial institution holding companies.  In arriving at our opinion of value, we reviewed a draft of the Merger Agreement and held discussions with the management of and counsel to of Illini concerning the businesses and operations of the Corporation.  The qualifications of Keller can be found in Appendix A.

Definition of Value

Typically, fair market value is defined as the price, expressed in terms of cash equivalents, at which property would change hands between a hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arms length in an open and unrestricted market,  when neither is under compulsion to buy or sell and when both have reasonable knowledge of the relevant facts.

In this instance, however, we have been asked to provide an opinion of value of certain of the Corporation’s shares in an involuntary surrender of certain shareholders’ interests that will occur as a result of the Transaction.  Consequently, the Transaction does not meet the definitional standard of a willing and able seller, since each of the sellers is being forced into a transaction.  We have concluded, therefore, that fair market value is not the appropriate standard.

Our standard of value in this Valuation is fair value.   One typical distinction between fair market value and fair value is that fair value does not reflect a discount for marketability.  As the Transaction will not be undertaken in an open and unrestricted market, we have not recognized a marketability discount.  Further, inasmuch as the Transaction imposes an essentially forced sale in the Disqualified Holders, some incremental value is recognized to be appropriate as compensation for the involuntary nature of the transaction and is recognized in the valuation process by the exclusion of a minority interest discount typically applied in a minority interest

Definition of Value  (cont.)

sale.  Similarly, this valuation will not take into consideration the impact of a possible acquisition of the entire Corporation or a control premium for  large block of stock.  This Valuation assumes the Corporation is a going concern and that the shares sold by the Disqualified Holders constitute  noncontrol blocks.

Assumptions and Limiting Conditions

This Valuation presents our opinion of value as of August 5, 2005, as to the shares held by Disqualified Shareholders.  We have not considered any events within or outside the Corporation that occurred after such date.  We are independent of the Corporation and have no financial interest in the Corporation.  Our fee for the preparation of this Valuation is not contingent upon our opinion of value rendered herein.

As part of our valuation process, we have reviewed the Corporation’s audited financial statements and its Forms 10-KSB for the three years ended December 31, 2002 through 2004, and its unaudited financial statements and Forms 10-QSB for the three months and six months ended March 31, 2005, and June 30, 2005, respectively, and discussed them with Illini’s management.  We have also discussed and reviewed with management other financial matters and material, including internally prepared projections and the quarterly FDIC Call Reports filed by the Corporation’s bank subsidiaries for the periods ended March 31, 2002, through June 30, 2005.  We did not conduct an independent valuation of the assets or liabilities of the Corporation or its subsidiaries, nor were we furnished with any such valuations.

We have studied the economic and demographic characteristics of the Corporation’s primary market areas, and analyzed those market areas relative to Illinois and the United States.  We have also examined the competitive financial markets within which Illini operates, giving consideration to the market areas’ financial institution offices, mortgage banking offices and credit union offices, as well as other key market area characteristics, both positive and negative.

We have given consideration to the market conditions for securities in general and for publicly-traded bank stocks in particular.  We have examined the performance of selected publicly-traded banks and bank holding companies and compared the condition and performance of Illini to those selected institutions.  In preparing this valuation, we assumed and relied upon, without independent verification, the accuracy and completeness of the information provided to us by the Corporation.  Additionally, as appropriate, we relied upon publicly available information we believe to be reliable, accurate and complete; however we cannot guarantee the reliability, accuracy or completeness of such publicly available information.

Our opinion of value is not intended to represent and must not be interpreted to be a recommendation of any kind as to the desirability of purchasing shares of common stock of the Corporation.  Giving consideration to the fact that this appraisal is based on numerous factors that can change over time, we can provide no assurance that any person who purchases the stock

Assumptions and Limiting Conditions  (cont.)

of the Corporation will subsequently be able to sell such shares at prices similar to the value of the Corporation determined in this Valuation.  Keller has not been requested to opine as to, and our opinion of value does not in any manner address, Illini’s underlying decision to proceed with or effect the Transaction.

OWNERSHIP AND OPERATION OF THE CORPORATION

Corporate Overview

The Corporation is a bank holding company with two wholly-owned Illinois chartered bank subsidiaries, Illini Bank, Springfield, Illinois, and Farmers State Bank of Camp Point, Camp Point, Illinois (collectively, the “Banks”).  Illini Bank operates 13 offices in the Illinois counties of Christian, Logan, McLean and Sangamon.   Farmers State Bank of Camp Point operates from a single office in Adams County, Illinois.  The Banks are Federal Reserve non-members and are supervised and examined by the Illinois Department of Financial and Professional Regulation and the Federal Deposit Insurance Corporation.

On August 5, 2005, the Corporation was publicly-traded Corporation under the stock symbol ILIN.OB on the over-the-counter bulletin board and had 541,029 shares outstanding and 1,251 shareholders.  Trading activity has been historically light, with average daily trading volume of 162 shares during the past twelve months and 187 shares to date in 2005.  The Corporation’s average trading prices during the thirty and sixty days prior to August 5, 2005, were $37.87 and $37.25, respectively

Operating Performance and Financial Condition

The Corporation recorded net income of $483,000 for the three months ended June 30, 2005, up $876,000 from the net operating loss of $393,000 for the same period in 2004, and net income of $762,000 for the six months ended June 30, 2005, up $2,053,000 from the net operating loss of $1,291,000 for the same period in 2004.  The return on average equity for the three months ended June 30, 2005 was 10.99 percent as compared to a negative 11.3 percent for the same period in 2004.  The return on average equity for the six months ended June 30, 2005 was 9.16 percent as compared to a negative 18.14 percent for the same period in 2004.  Similarly, basic and diluted earnings (loss) per share for the three months ended June 30, 2005 were $0.89 per share versus $(0.95) for the same period in 2004, representing an increase of 193.7 percent.  Basic and diluted earnings (loss) per share for the six months ended June 30, 2005 were $1.50 per share versus $(3.12) for the same period in 2004, representing an increase of 148.1 percent.  The first six months of 2005 reflected more normalized earnings for the Corporation.  The operating loss in the first half of 2004 was primarily the result of four main activities: the large provision for loan losses; the reduction in the carrying values on two properties in other real estate owned; the loss on sales of mortgage loans; and an increase in salaries and employee benefits expense.

Average earning assets of the Corporation for the first six months of 2005 decreased by $5.5 million (2.4) percent to $223.2 million, compared to $228.7 million for the same period in 2004.

Average loans decreased $29.8 million (16.8) percent to $147.4 million for the three months ended June 30, 2005, compared to $177.2 million for the same period in 2004.  Declines in average balances were seen in all major categories of the loan portfolio, ranging from decreases

Operating Performance and Financial Condition  (cont.)

of $7.6 million in commercial real estate loans, to $7.1 million in commercial loans, $6.2 million in agricultural loans, $6.0 million in residential real estate loans, $1.6 million in consumer and credit card loans, and $1.3 million in agricultural real estate loans.

Average loans decreased $32.8 million (17.9) percent to $150.7 million for the six months ended June 30, 2005, compared to $183.5 million for the same period in 2004.  Residential real estate loans experienced a decline in average balances of $10.4 million from year ago averages, as Illini Bank sold $15.2 million in residential real estate loans that were classified as held-for-sale during the second quarter of 2004.  Declines in average balances were seen in the other major categories of the loan portfolio, ranging from a $9.9 million decrease in commercial loans, to $5.8 million in commercial real estate loans, $4.1 million in agricultural loans, $1.7 million in consumer and credit card loans, and $0.9 million in agricultural real estate loans.  These decreases are reflective of management’s efforts during the course of 2004 and continuing into 2005 to eliminate certain loan relationships and reduce concentrations of credit in the main categories of loans.

Average balances of the securities portfolio increased by $43.0 million for the three months and $29.2 million for the six months ended June 30, 2005, as compared to the same periods in 2004.  Illini Bank purchased short-term U.S. Treasury Notes and U.S. Agencies primarily from the proceeds from loan payoffs, and a successful certificate of deposit promotion offered during the first quarter of 2005.

The impact of management’s decision in the latter part of 2003 to reduce its exposure to out of the area certificates of deposit as a funding source for loan and investment activity continued to be seen in the Corporation’s deposit portfolio.  Average balances for time deposits less than $100,000 decreased $8.2 million, and time deposits $100,000 and over decreased $0.5 million, respectively, during the first six months of 2005, compared to the same period in 2004.  These declines were partially offset by the overall reductions in the loan portfolios.  The net effect of these actions was an increase in the Corporation’s funding costs of 2 basis points, to 2.45 percent for the first six months of 2005, as compared to 2.43 percent for the same period in 2004.  The increase in funding costs, combined with a shift in the composition of earning assets from loans to securities and the lower yield associated with the securities portfolio, resulting in a compression of the Corporation’s net interest margin of 20 basis points, from 4.00 percent as of June 30, 2004, to 3.80 percent as of June 30, 2005.

Capitalization

Illini Corporation has historically satisfied its capital requirements principally through the retention of earnings.  As of June 30, 2005, the Banks were “well capitalized” under regulatory prompt corrective action provisions.

The capital of the Corporation was supplemented in February 2005 by the proceeds from the sale of 126,500 shares of common stock of the Corporation to a limited number of accredited

Capitalization  (cont.)

investors.  Gross proceeds of $4,174,500 from the sale were used as follows: $2.3 million to retire the Marine Bank loan; $1.0 million sent to Illini Bank as a capital infusion; and the balance retained for general corporate purposes.

As discussed in the Corporation’s 2004 Form 10-KSB, the Corporation has $9 million of trust preferred securities outstanding.  Inasmuch as a maximum of 25 percent of Tier 1 capital ratio can be comprised of a trust preferred issue, as of June 30, 2005, the portion eligible for inclusion in the Tier 1 computation was approximately $5.8 million.

Dividend Payments

Earnings retention is affected by the Board of Directors’ declaration of cash dividends.  The dividend payout ratio is an indicator of the level of earnings retained.  The board of directors of the Corporation considers the capital strength of the Corporation and the Banks in determining the appropriate level of cash dividends to be paid to shareholders.  The dividend payout ratio for the three and six months ended June 30, 2005 was 11.20% and 13.34% as compared to (26.37)% and (8.01)% for the three and six months ended June 30, 2004.  The Corporation paid cash dividends of $0.40 per share during 2004 and $0.20 per share during the six months ended June 2005, representing a payout ratio of 26.01 percent for the twelve months ended June 30, 2005.  The payment of future dividends depends upon a number of factors, including future earnings, financial condition, cash needs and general business conditions.

Key Financial Ratios

For the twelve months ended June 30, 2005, the Corporation indicated a return on average assets (ROAA) of 0.34 percent and a return on average equity of 5.35 percent.  For the six months ended June 30, 2005, on an annualized basis, the Corporation indicated a higher ROAA and ROAE of 0.62 percent and 9.16 percent, respectively.  The Corporation generated a net interest margin of 3.49 percent for the twelve months ended June 30, 2005, based on its 5.45 percent yield on interest-earnings assets, its 2.05 percent cost of interest-bearing liabilities and the resulting net interest spread of 3.40.  For that twelve month period, the Corporation indicated ratios to average assets of 3.84 percent for noninterest expense and 0.89 percent for noninterest income.  The Corporation’s efficiency ratio for the twelve months ended June 30, 2005, was 92.50, considerably less favorable than the 56.47 percent ratio for all FDIC-insured banks.

At June 30, 2005, the Corporation had an equity to assets ratio of 7.09 percent, a Tier1 leverage ratio of 8.36 percent and a ratio of total risk-based capital to risk-weighted assets of 15.2 percent.  The capital of the Corporation and the Bank exceeded all prescribed regulatory capital guidelines at June 30, 2005.

VALUATION APPROACHES AND METHODS

Asset Approach

The asset approach, sometimes referred to as the cost approach, arrives at a value by estimating the replacement cost of the subject’s assets, including those assets which may not appear on the balance sheet, such as intangible assets.   The difficulty with this approach related to the determination of appropriate values of certain assets.  While physical assets can be liquidated, the value of the Corporation’s assets lies in the ability of those assets to generate earnings and growth, rather than as separate elements of value distinct from the Corporation as an entity.  Further, because we are valuing a minority interest, a minority of shareholders cannot force the sale of assets.  Consequently, we deemed the asset approach to value to be not pertinent.

Net Book Value Approach

As with the asset approach, we believe that the Corporation’s net book value per share does not properly or accurately reflect the Corporation’s historical and prospective condition and performance.  Net book value is also based on the historical cost of assets and does not recognize the value of the Corporation as a going concern. This approach does not consider the value of certain attributes of a going concern, such as franchise value and the interrelationship among the Corporation’s assets, liabilities, customer accounts and relations, market presence, image and reputation, staff expertise and depth of management.   In our opinion, the net book value approach to value is not pertinent since Corporation’s market capitalization is in excess of its book value.

Liquidation Approach

In determining a fair price to be paid to the Disqualified Holders, we did not deem the Corporation’s liquidation value as representative of the value of its common shares.  If the Corporation’s assets were sold in an orderly liquidation, some of the Banks’ loans and deposits would likely be sold at a slight premium over book value, but other assets would likely be sold at a discount.  Additionally, as a result of the liquidation process, the Corporation would incur greater legal fees, sale costs and other expenses of the liquidation process.  Consequently, in our opinion, the Corporation’s liquidation value would be substantially less than its market capitalization, so the liquidation approach is not pertinent in this case.

Going Concern Approach

The going concern approach is based on the assumption, expressed by the Corporation,  that it intends to continue as an operating entity subsequent to the consummation of the Transaction and not liquidate.  In our opinion, therefore, the going concern approach is the pertinent and appropriate approach to determining the fair value of the shares held by the Disqualified Holders.

Going Concern Approach  (cont.)

Within the going concern approach lie three pertinent valuation methods, listed below in their order of relevance:

1.  Market Value Method

2.  Comparable Transactions Method

3.  Discounted Cash Flow Method

A discussion and the application of each valuation method follows:

1.              Market Value Method

The Corporation had total assets of $253,463,000 and equity of $17,958,000 at June 30, 2005, and net and core income after taxes of $832,000 and $544,000, respectively, for the twelve months ended June 30, 2005.  The Corporation’s core earnings for the twelve months ended June 30, 2005, were derived by applying a tax rate of 34 percent to its $824,000 net income before taxes.  Illini’s tangible book value was $15,401,000, derived by deducting from its total equity accumulated other comprehensive income of $701,000 and goodwill of $1,856,000.

Integral to the valuation of the Corporation using the market value method, also know as the public comparables method, is the selection of an appropriate group of publicly-traded banks or bank holding companies, hereinafter referred to as the “comparable group”.  This section identifies the comparable group and describes the parameters used in the selection of each institution in the group, resulting in a comparable group based on such parameters, current financials and recent trading prices.  No company used in our analysis is identical to Illini and they all differ in various respects.  The various characteristics of the selected comparable group provide the primary basis for applying adjustments relative to the Corporation and rendering an opinion as to the Corporation’s value relative to the comparable group.  The adjustment process involves considerations and judgments concerning differences in financial and performance characteristics, trading prices and pricing ratios of the comparable group. There is also a recognition and consideration of financial comparisons with all publicly-traded, FDIC-insured banks in the United States and all publicly-traded, FDIC-insured banks in the Midwest region and in Illinois.  Exhibits 1 and 2 present Bank Stock Prices and Pricing Ratios and Key Financial Data and Ratios, respectively, both individually and in aggregate, for the universe of 990 publicly-traded, FDIC-insured commercial banks in the United States used in the selection of the comparable group and other financial comparisons.  Exhibits 1 and 2 also subclassify all banks by region, including the 203 publicly-traded Midwest banks and the 32 publicly-traded banks in Illinois, and by trading exchange.

The selection of the comparable group was based on the establishment of parameters using certain financial and operating of Illini as determinants for defining those parameters.  The

Market Value Method  (cont.)

parameters established and defined below are considered to be both reasonable and reflective of the Corporation’s basic operation.

Geographic Location:  The geographic location of an institution is a key parameter due to the impact of various economic and  industry conditions on the performance and trading prices of bank stocks.  The geographic location parameter has eliminated regions of the United States distant to Illini, including the western, southwestern and southeastern states.

The geographic location parameter consists of Illinois and its surrounding states of Iowa, Indiana, Kentucky, Missouri and Wisconsin, as well as the states of Michigan, Ohio, Pennsylvania (western portion) and Tennessee, for a total of twelve states.  To extend the geographic parameter beyond those states could result in the selection of similar financial institutions with regard to financial conditions and operating characteristics, but with different pricing ratios due to their geographic regions.  The result could then be an unrepresentative comparable group with regard to price relative to the parameters and, therefore, an inaccurate value.

Asset Size:  The range of total assets for any potential comparable group institution was from $50 million to $500 million due to the general similarity of asset mix and operating strategies of institutions within this asset range, compared to Illini, with assets of approximately $253 million.

Merger/Acquisition:  The comparable group will not include any institution that is in the process of a merger or acquisition due to the price impact of such a pending transaction.

Trading Exchange:  It is necessary that each institution in the comparable group be listed on one of the three major stock exchanges, the New York Stock Exchange, the American Stock Exchange, on the National Association of Securities Dealers Automated Quotation System (NASDAQ), on the OTC Bulletin Board or in the Pink Sheets.  Such a listing indicates that an institution’s stock has demonstrated trading activity and is responsive to normal market conditions, which are requirements for listing.  Of the 990 publicly-traded, FDIC-insured banks and bank holding companies, 55 are traded on the New York Stock Exchange, 28 are traded on the American Stock Exchange, 379 are traded on NASDAQ, 390 are traded on the OTC Bulletin Board and 148 are listed in the Pink Sheets.

Ratio of Total Equity to Total Assets: At June 30, 2005, the Corporation had a 7.09 percent ratio of total equity to total assets.  At December 31, 2002, 2003 and 2004, the Corporation indicated equity to assets ratios of 5.38 percent, 5.68 percent and 5.65 percent,

Market Value Method  (cont.)

respectively.  The Corporation’s higher ratio at June 30, 2005, relates to its private stock offering in the first quarter of 2005.  The parameter for the selection of the comparable group is a ratio from 5.0 percent to 12.0 percent with a midpoint of 8.5 percent.

Core Return on Average Assets (ROAA) - Last Twelve Months:   For the twelve months ended June 30, 2005, the Corporation had an ROAA, based on core earnings, of 0.22 percent.  For its most recent three calendar years ended December 31, 2004, Illini indicated core ROAAs of 0.54 percent, 0.22 percent and (0.50) percent for a three year average of 0.09 percent.  The parameter for the selection of the comparable group is a core ROAA from 0.15 percent to 0.65 percent with a midpoint of 0.40 percent.  The average core ROAA for all publicly-traded banks was 1.27 percent for the twelve months ended June 30, 2005.

Core Return on Average Equity (ROAE) - Last Twelve Months:   For the twelve months ended June 30, 2005, the Corporation had an ROAE, based on core earnings, of 3.53 percent.  For its most recent three calendar years ended December 31, 2004, Illini indicated core ROAEs of 10.84 percent, 3.83 percent and (8.96) percent for a three year average of 1.90 percent.  The parameter for the selection of the comparable group is a core ROAA from 3.00 percent to 10.00 percent with a midpoint of 6.50 percent.  The average core ROAA for all publicly-traded banks was 14.72 percent for the twelve months ended June 30, 2005.

Current Dividend Yield:   During the twelve months ended June 30, 2005, Illini paid cash dividends of $0.40, representing a dividend yield of 1.03 percent based on its most recent trading price of $39.00.  The parameter for the selection of the comparable group is a dividend yield of 2.75 percent or less, with a midpoint of 1.38 percent.  The average dividend yield for all publicly-traded banks is 1.54 percent, with Midwest banks at a higher 2.04 percent.

With the application of the parameters previously identified and applied, the final comparable group represents fifteen institutions identified in Exhibits 3, 4 and 5.  The comparable group institutions range in size from $109.5 million to $451.0 million with an average asset size of $235.9 million and have an average of 4.8 offices per institution.  Geographically, four of the comparable group institutions are located in Ohio, with three in Michigan, two in Illinois, two in Wisconsin and one each in Indiana, Kentucky, Missouri and Pennsylvania.  Three of the fifteen comparable group institutions are traded on NASDAQ,  with eight traded on the OTC bulletin board and four listed in the Pink Sheets.  The comparable group institutions as a unit have a ratio of equity to assets of 7.98 percent, which is 7.9 percent lower than all publicly-traded banks in the United States but 4.0 percent higher than publicly-traded banks in Illinois; and for

Market Value Method  (cont.)

the most recent four quarters indicated a core return on average assets of 0.47 percent, lower than all publicly-traded banks at 1.25 percent and lower than publicly-traded Illinois banks at 1.18 percent.

Applying the appropriate adjustments relative to the comparable group and recognizing the Corporation’s total assets, total equity, tangible equity, net earnings and  core earnings at or for the twelve months ended June 30, 2005, we have determined a price to book value ratio of 119.78 percent, a price to tangible book value ratio of 139.07 percent, a price to earnings multiple of 25.85, a price to core earnings multiple of 39.12 and a price to assets ratio of 8.46 percent.

The above pricing ratios and multiples represent the following discounts or premiums relative to the comparable group:

		Comparable	Premium/
	Corporation	Group	(Discount)

Price to earnings multiple	25.85	21.83	18.41%

Price to core earnings multiple	39.12	28.92	35.26%

Price to book value ratio	119.78	126.49	(5.30)%

Price to tangible book value ratio	139.07	132.84	4.69%

Price to assets ratio	8.46	10.01	15.48%

As presented in Exhibit 6, using the market value method, the correlation of the values calculated for each of the pricing ratios indicates, in our opinion, a fair value of $21,500,000 or $39.74 per share based on 541,029 shares outstanding.

2.              Comparable Transactions Method

In order to determine the fair value of the shares held by the Disqualified Holders, we identified and reviewed eleven cash-out merger transactions completed by publicly-traded banks since January 1, 2003, as presented in Exhibit 7.  In those eleven transactions, the average and median premium paid per share was 7.57 percent and 9.35 percent, respectively.

At August 5, 2005, the Corporation’s most recent trading price was $39.00, with the most recent trade of 200 shares taking place on August 2, 2005.  The next prior trade was on July 27, 2005, when 500 shares were traded, also at the price of $39.00, following a trade of 400 shares on July 25, 2005, at the price of $39.25.  For the fifteen period prior to August 5, 2005, the Corporation’s total trading volume was 1,100 shares at an average price of $38.37; for the thirty day period prior to August 5, 2005, the Corporation’s total trading volume was 6,800 shares at an average

Comparable Transactions Method  (cont.)

price of $37.87; and for the sixty day period prior to August 5, 2005, the Corporation’s total trading volume was 10,800 shares at an average price of $37.25.

Considering the pricing ratios of the eleven institutions consummating the cash-out merger transactions presented in Exhibit 7, as well as industry trends since January 1, 2003, in our opinion the appropriate premium over the Corporation’s thirty day average market price is 6.25 percent.

Applying a 6.25 percent premium to the Corporation’s average thirty day market price of $37.87 indicates a fair value of $40.24 per share using the comparable transactions method.

3.              Discounted Cash Flow Method

The discounted cash flow method, also referred to as the income method, values the Corporation by projecting future benefits of ownership and discounting those benefits to a present value. The application of this method requires the selection of an appropriate discount rate, as well as assumptions related to prospective earnings, growth rates, dividends, and a terminal value. This method does not recognize the implementation of the proposed Transaction and assumes that the Corporation will continue to operate within its current structure and business model through 2009.  It should be noted that although discounted cash flow is a widely used valuation methodology, it relies on numerous assumptions, including projected earnings, terminal values, acquisition multiples and discount rates, which can change over time and are considered speculative.

We selected a discount rate of 12.2 percent, based on the estimated cost of capital for small capitalization financial institutions published by Ibbotson Associates, a recognized statistical source.

Our assumptions related to the financial condition, operating performance and dividend payments of the Corporation from 2005 to 2009 are the result of discussions with Illini’s management in conjunction with our experience in constructing reasonable financial models for banks and thrift institutions.  Both we and Illini’s management consider the resulting projections  to be reasonable in the context of the Corporation’s historical condition and performance, future expectations and the anticipated trends in the competitive and financial environment within which the Corporation operates.

Based on a pro forma discounted cash flow analysis presented in Exhibit 8, we determined the value of the Corporation by adding (a) the present value of the estimated dividend stream that Illini could generate over the years 2005 through 2009 and (b) the present value of the terminal value of Illini common stock at December 31, 2009.  The terminal value was determined by applying to the residual tangible book value of the Corporation at December 31, 2009 an acquisition multiple of 1.67, which is the median of Midwest acquisitions of comparable size

Discounted Cash Flow Method  (cont.)

between January 1, 2004, and August 5, 2005, and discounting the adjusted tangible book value by the 2009 present value factor.

As indicated in Exhibit 8, the present value of the Corporation’s anticipated dividends through December 31, 2009, is $938,000.  Illini’s projected tangible book value at December 31, 2009, is $21,518,000, to which is applied the 1.67 acquisition multiple, resulting in an undiscounted terminal value of $35,935,000.  Discounted by the 2009 present value factor of 0.5957, the present value of Corporation’s total equity value at December 31, 2009, is $21,407,000.

The sum of the present value of the dividends and the terminal value is, therefore, $22,245,000 or $41.30 per share using the discounted cash flow method, based on a  constant 541,029 shares outstanding.

CORRELATION AND CONCLUSION OF VALUE

Using the going concern approach to value and applying each of the three valuation methods previously described, we determined the following respective values:

Market Value Method	$39.74

Comparable Transaction Method	$40.24

Discounted Cash Flow Method	$41.30

In arriving at our final conclusion of value, we have weighted the relative pertinence and reliability of each of the three applied methods in determining the fair value of the stock of the Corporation.

Based on the foregoing considerations and analyses, as well as such other matters we have deemed relevant, it is the opinion of Keller & Company, Inc. that the fair value of the shares of Illini Corporation held by Disqualified Holders as defined in the Agreement is $40.50 per share as of August 5, 2005.

EXHIBITS

EXHIBIT 1

KELLER & COMPANY	Page 1
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

FBAK	First National Bank Alaska	AK	OTC BB	2,270.000	2,420.000	2,151.000	2.95	0.00	1,249.17	6,160.60	100.00	22.05	181.72	36.85	22.08
NRIM	Northrim BanCorp Inc	AK	NASDAQ	24.840	25.300	20.000	3.33	0.57	14.17	137.79	0.41	14.44	175.30	18.03	NA
ALAB	Alabama National BanCorp.	AL	NASDAQ	66.250	70.490	55.510	-1.02	9.40	32.36	333.99	1.30	18.56	204.73	19.78	18.59
ASO	AmSouth Bancorp.	AL	NYSE	27.230	28.290	23.800	3.61	3.22	10.33	143.46	1.00	14.80	263.60	18.97	14.76
AUBN	Auburn National Bancorp.	AL	NASDAQ	23.510	24.000	19.280	9.30	6.86	11.20	155.48	0.69	13.75	209.90	15.12	14.94
TBNC	Banc Corp.	AL	NASDAQ	10.680	11.250	6.250	-0.37	5.53	5.20	70.76	0.00	NM	205.38	15.10	NM
BTFG	BancTrust Financial Group Inc.	AL	NASDAQ	20.460	24.900	16.350	4.82	8.03	11.37	118.81	0.52	17.95	179.88	17.22	19.62
CNB	Colonial BancGroup Inc.	AL	NYSE	22.950	23.670	18.550	2.36	2.68	12.36	135.09	0.60	15.94	185.68	16.99	16.00
COMB	Community Bancshares Inc.	AL	OTC BB	8.100	8.140	6.550	1.89	1.25	5.11	62.10	0.00	NM	158.51	12.92	NM
CBSS	Compass Bancshares Inc.	AL	NASDAQ	47.190	49.890	42.340	4.50	5.85	17.54	237.53	1.33	15.12	269.04	19.86	15.89
FFDB	FirstFed Bancorp Inc.	AL	NASDAQ	8.500	9.340	7.000	-1.73	7.05	7.54	84.19	0.35	17.35	112.73	10.10	20.26
FIEC	Frontier National Corp.	AL	Pink Sheet	8.650	17.500	6.900	-17.62	-38.21	6.10	86.02	0.37	14.91	141.82	10.08	NA
PBTC	Peoples BancTrust Co.	AL	NASDAQ	15.430	22.250	12.750	-1.84	-8.15	13.73	132.68	0.55	14.03	112.38	11.63	14.41
PLE	Pinnacle Bancshares Inc.	AL	AMEX	14.000	16.400	13.500	0.00	-1.41	12.00	137.93	0.44	13.46	116.67	10.16	12.00
RF	Regions Financial Corp.	AL	NYSE	32.900	35.970	29.240	-4.64	-3.06	23.28	184.76	1.35	15.74	141.32	17.80	15.13
USBI	United Security Bancshares	AL	NASDAQ	29.580	35.470	24.020	-11.46	9.56	12.84	93.71	0.91	14.64	230.37	31.49	14.62
OZRK	Bank of the Ozarks Inc.	AR	NASDAQ	33.570	36.990	24.750	-2.61	6.57	8.40	114.34	0.35	19.52	399.64	29.35	19.53
BKFY	Bankshares of Fayetteville Inc	AR	Pink Sheet	36.250	36.250	35.250	0.00	2.84	27.08	526.70	0.00	11.54	133.86	6.90	NA
FOCF	Forrest City Financial Corp.	AR	Pink Sheet	29.000	29.000	29.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
SFNC	Simmons First National Corp.	AR	NASDAQ	26.950	30.050	21.400	-3.72	15.02	16.63	176.28	0.59	15.58	162.06	15.29	15.22
SBAZ	State Bank Corp	AZ	OTC BB	45.000	51.000	38.000	9.76	15.38	12.94	144.34	0.15	NA	347.76	31.18	NA
FCEN	1st Centennial Bancorp	CA	OTC BB	36.500	38.250	22.897	-1.35	3.55	14.57	203.01	0.00	19.84	250.58	17.98	19.84
FCNA	1st Century Bk	CA	OTC BB	9.000	10.750	6.250	10.29	9.76	3.92	19.92	0.00	NA	229.39	45.18	NM
FPBS	1st Pacific Bank	CA	OTC BB	15.000	15.000	8.500	26.32	45.99	5.39	60.63	0.00	36.59	278.29	24.76	NA
ABNS	Alliance Bancshares California	CA	OTC BB	13.720	17.250	8.250	-0.22	44.42	3.73	79.85	0.00	20.18	368.03	17.47	22.52
AMBZ	American Business Bank	CA	OTC BB	41.000	47.619	28.095	-2.38	7.63	13.58	216.47	0.00	20.40	301.91	18.94	28.91
AMRB	American River Bankshares	CA	NASDAQ	24.250	24.250	19.085	10.98	10.23	11.42	113.27	0.47	16.72	212.35	21.40	16.72
BOCH	Bank of Commerce Holdings	CA	NASDAQ	10.190	16.400	9.000	-10.22	-2.86	4.34	54.33	0.35	16.17	234.79	18.77	16.17
BMRC	Bank of Marin	CA	NASDAQ	35.300	38.762	28.333	9.29	9.29	14.63	165.36	0.00	17.65	241.29	21.35	NA
BSCA	Bank of Santa Clarita	CA	OTC BB	18.000	27.000	9.600	-18.18	-11.98	NA	NA	0.00	NA	NA	NA	NA
BKOT	Bank On It Inc.	CA	OTC BB	18.250	18.750	13.750	1.39	2.82	10.44	102.14	0.00	17.55	174.81	17.87	17.55
BCML	Bay Commercial Bank	CA	OTC BB	12.250	14.500	10.000	-5.77	2.08	8.86	19.08	0.00	NA	138.26	64.19	NA
BBBC	Beach Bus. Bank	CA	OTC BB	13.200	13.750	10.750	NA	NA	NA	NA	0.00	NA	NA	NA	NA
BBNK	Bridge Capital Holdings	CA	NASDAQ	19.270	19.280	11.010	21.19	27.45	5.81	80.85	0.00	30.11	331.67	23.82	30.11
BWCF	BWC Financial Corp.	CA	NASDAQ	29.160	31.510	18.864	12.63	13.73	11.63	132.26	0.32	17.67	250.73	22.04	NA

KELLER & COMPANY	Page 2
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

CABK	California Community Bank	CA	OTC BB	14.000	19.250	14.000	-12.50	-18.84	NA	NA	0.00	NA	NA	NA	NA
COSB	California Oaks State Bank	CA	OTC BB	13.500	15.500	10.050	5.88	0.00	7.74	65.00	0.00	NM	174.43	20.77	15.52
CLNB	CalNet Bus. Bank NA	CA	OTC BB	17.000	26.750	15.500	-1.45	-6.85	9.93	68.15	0.00	17.35	171.19	24.94	17.35
CALW	CalWest Bancorp	CA	OTC BB	14.990	17.273	13.091	0.94	-5.78	7.83	123.11	0.00	24.98	191.37	12.18	22.37
CYNA	Canyon National Bank	CA	OTC BB	26.750	36.667	24.048	2.88	-2.73	8.00	109.90	0.00	17.72	334.49	24.34	19.19
CCOW	Capital Corp of the West	CA	NASDAQ	30.040	34.980	21.706	3.59	22.26	10.80	147.22	0.16	21.77	278.15	20.41	19.00
CATY	Cathay General Bancorp Inc.	CA	NASDAQ	34.100	40.180	29.510	-0.67	0.12	14.67	121.22	0.36	18.14	232.45	28.12	17.77
CLFC	Center Financial Corp.	CA	NASDAQ	23.750	26.440	14.750	-4.89	9.95	5.83	84.91	0.16	19.79	407.38	28.00	21.08
CCBN	Central Coast Bancorp	CA	NASDAQ	19.620	20.500	13.520	3.26	16.09	7.77	88.78	0.00	19.43	252.51	22.10	19.41
CVCY	Central Valley Community Bncp	CA	NASDAQ	26.300	32.720	22.000	19.55	9.58	13.24	154.10	0.00	17.08	198.60	17.07	16.64
CHOB	Charter Oak Bank	CA	OTC BB	13.800	16.100	12.000	3.76	-1.43	NA	NA	0.00	NA	NA	NA	NA
CKNA	Chino Commercial Bank NA	CA	OTC BB	19.500	22.000	18.750	-7.14	0.00	7.65	122.70	0.00	25.00	254.95	15.89	25.00
CZNB	Citizens Bancorp	CA	Pink Sheet	20.000	21.500	13.333	-3.61	7.69	7.86	111.42	0.00	37.04	254.59	17.95	NA
CYN	City National Corp.	CA	NYSE	72.360	76.100	61.870	-1.00	2.10	28.51	291.85	1.40	17.11	253.81	24.56	16.79
CTBP	Coast Bancorp	CA	OTC BB	28.000	29.500	26.200	4.17	3.70	15.59	249.23	0.24	17.72	179.63	11.23	17.72
CNBF	Commerce National Bk	CA	OTC BB	14.000	14.250	11.250	7.69	14.29	6.31	51.17	0.00	NA	221.78	27.36	NM
CWBK	CommerceWest Bank NA	CA	OTC BB	12.800	27.000	12.500	-1.54	-11.72	6.71	46.92	0.00	26.67	190.79	27.28	33.68
CMBC	Community Bancorp Inc.	CA	NASDAQ	34.000	35.100	24.860	11.73	11.44	12.94	145.81	0.30	18.28	262.75	23.31	18.28
CYSM	Community Bank of Santa Maria	CA	OTC BB	14.000	14.500	8.500	12.00	6.06	NA	NA	0.00	NA	NA	NA	NA
CBYAA	Community Bank of the Bay	CA	OTC BB	7.500	8.250	4.750	-3.23	0.00	3.77	23.86	0.00	68.18	198.94	31.46	NA
CVLL	Community Valley Bancorp	CA	OTC BB	14.600	15.500	12.050	-5.19	1.57	4.92	62.83	0.15	17.80	296.85	23.24	18.72
CWBC	Community West Bancshares	CA	NASDAQ	12.300	15.300	9.050	0.41	0.82	6.84	68.37	0.18	18.36	179.82	17.99	18.36
CNYB	County Commerce Bank	CA	OTC BB	22.000	22.250	15.000	4.76	10.00	NA	NA	0.00	NA	NA	NA	NA
CVBF	CVB Financial Corp.	CA	NASDAQ	20.510	22.400	16.008	0.29	11.17	5.52	78.79	0.43	18.15	371.56	26.01	18.27
DEBC	Delta National Bancorp	CA	Pink Sheet	61.000	66.000	44.000	3.39	8.93	NA	NA	0.00	NA	NA	NA	NA
DCBK	Desert Community Bank	CA	NASDAQ	28.000	30.000	25.000	7.44	3.70	14.76	164.68	0.24	16.37	189.70	17.00	16.13
DBVB	Diablo Valley Bank	CA	OTC BB	26.000	27.250	11.367	-4.41	-1.89	5.30	61.04	0.00	NM	490.57	42.60	NA
DVBC	Discovery Bancorp	CA	OTC BB	15.450	18.000	13.050	3.00	-0.32	10.05	115.11	0.00	23.77	153.73	13.42	23.77
EWBC	East West Bancorp Inc.	CA	NASDAQ	34.410	43.680	30.680	-4.89	6.14	10.65	127.17	0.20	20.01	323.10	27.07	20.92
EPIK	Epic Bancorp	CA	NASDAQ	16.200	17.660	11.300	19.82	21.80	6.83	123.15	0.09	15.00	237.19	13.15	14.96
EXSR	Exchange Bank of Santa Rosa	CA	OTC BB	148.000	157.000	125.000	2.25	8.03	66.35	748.96	5.70	15.42	223.06	19.76	15.63
FMBL	F&M Bank of Long Beach	CA	OTC BB	5,750.000	6,025.000	5,080.000	2.22	2.68	3713.57	19,320.75	92.00	NA	154.84	29.76	NA
FMCB	Farmers & Merchants Bancorp	CA	OTC BB	475.000	515.000	380.952	-7.77	0.00	143.50	1,467.64	7.39	22.65	331.00	32.36	24.50
FTAB	First American Bank	CA	OTC BB	24.680	24.680	15.100	0.90	1.77	9.22	99.45	0.20	24.20	267.68	24.82	25.44
FCAA	First California Bank	CA	OTC BB	20.200	23.250	18.500	-3.58	-1.46	10.94	137.91	0.00	17.88	184.64	14.65	18.28

KELLER & COMPANY	Page 3
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

FCST	First Coastal Bancshares	CA	Pink Sheet	105.000	105.000	91.000	0.00	0.00	91.06	2,366.75	0.00	19.16	115.31	4.43	19.16
FCCC	First Commerce Bancorp	CA	OTC BB	5.500	6.200	3.850	-1.79	11.11	2.08	28.94	0.00	20.37	264.42	19.04	20.32
FCBP	First Community Bancorp	CA	NASDAQ	48.470	51.620	38.750	0.98	8.02	23.88	172.66	0.94	18.64	202.97	28.07	18.63
FMBR	First Mountain Bank	CA	OTC BB	18.000	19.900	15.187	-5.26	0.05	9.16	104.48	0.00	19.78	196.51	17.23	19.78
FNRN	First Northern Community Bncp	CA	OTC BB	23.500	27.000	12.028	0.00	28.77	6.91	83.23	0.00	23.98	340.12	28.23	26.12
FRGB	First Regional Bancorp	CA	NASDAQ	86.500	88.000	30.280	29.74	42.06	22.32	361.19	0.00	19.48	387.54	23.95	19.74
FRC	First Republic Bank	CA	NYSE	38.170	39.330	27.393	6.03	17.05	16.39	331.12	0.43	20.20	232.89	11.69	19.98
FNBG	FNB Bancorp	CA	OTC BB	31.450	40.000	29.500	-0.94	-0.16	20.10	187.75	0.68	17.28	156.47	16.75	17.21
FOOT	Foothill Independent Bancorp	CA	NASDAQ	20.000	21.880	16.000	-1.23	0.00	7.98	94.06	0.65	17.39	250.63	21.25	17.39
FRMB	Fremont Bancorp.	CA	Pink Sheet	1,500.000	NA	NA	0.00	0.00	1262.31	22,504.16	0.00	13.05	118.83	6.67	NA
FMT	Fremont General Corp.	CA	NYSE	23.360	26.990	17.340	-4.92	8.70	15.37	141.13	0.30	4.87	151.98	16.55	4.87
GSBB	Golden State Bus. Bank	CA	OTC BB	15.000	16.000	12.000	7.14	-6.25	NA	NA	0.00	NA	NA	NA	NA
GBBK	Greater Bay Bancorp	CA	NASDAQ	25.580	32.510	22.450	-4.59	0.79	13.16	142.74	0.59	18.14	194.38	18.18	18.87
GSCB	Greater Sacramento Bancorp	CA	OTC BB	29.000	31.731	20.769	11.54	16.00	11.95	177.38	0.00	20.42	242.75	16.39	20.92
HAFC	Hanmi Financial Corp.	CA	NASDAQ	18.000	19.720	13.465	3.45	10.63	8.56	65.49	0.20	17.65	210.37	27.48	17.74
HTBK	Heritage Commerce Corp	CA	NASDAQ	19.590	20.950	14.210	3.11	2.14	8.60	97.58	0.00	25.44	227.79	20.08	22.35
HEOP	Heritage Oaks Bancorp	CA	NASDAQ	24.700	25.000	14.762	14.88	16.02	9.98	121.17	0.00	19.15	247.49	20.37	19.54
ICMM	Inland Community Bank NA	CA	OTC BB	8.000	9.000	5.780	1.27	0.00	4.38	47.48	0.00	47.06	182.65	16.78	47.06
ITLA	ITLA Capital Corp.	CA	NASDAQ	54.700	59.300	37.730	-3.83	9.53	36.14	517.83	0.00	14.78	151.36	10.56	14.78
LMRK	Landmark National Bank	CA	OTC BB	12.000	14.000	10.300	-5.88	-5.88	5.40	64.64	0.00	NM	222.22	18.55	NM
LIBC	Liberty Bancorp	CA	OTC BB	24.500	24.500	21.550	11.36	11.36	16.76	208.49	0.00	20.59	146.18	11.68	20.59
MCHB	Mechanics Bank	CA	OTC BB	18,200.000	20,000.000	18,000.000	0.55	-2.15	11606.91	128,256.76	400.00	15.30	156.80	14.19	15.28
MDST	Mid-State Bancshares	CA	NASDAQ	28.830	31.440	23.380	1.16	11.23	12.04	103.07	0.62	18.48	239.45	27.97	NA
MSBC	Mission Bancorp	CA	OTC BB	32.65	32.65	19.35	25.58	25.58	11.58	167.9	0.00	NA	282.01	19.45	NA
MISS	Mission Community Bancorp	CA	OTC BB	25.000	25.500	18.000	9.65	8.70	14.20	214.72	0.12	13.37	176.06	11.74	19.44
MKNB	Mission Oaks National Bank	CA	OTC BB	30.000	30.000	17.000	20.00	22.95	6.38	68.11	0.00	37.04	470.22	44.02	37.04
MVBS	Mission Valley Bank	CA	OTC BB	17.000	17.500	10.667	0.00	-2.02	NA	NA	0.00	NA	NA	NA	NA
MOJA	Mojave Desert Bank NA	CA	OTC BB	28.000	28.030	24.810	0.00	-0.11	NA	NA	0.00	NA	NA	NA	NA
MOLB	Mother Lode Bank	CA	OTC BB	20.500	24.000	11.550	2.50	9.33	NA	NA	0.00	NA	NA	NA	NA
NARA	Nara Bancorp Inc.	CA	NASDAQ	13.670	22.400	13.070	-11.92	-3.26	4.45	68.06	0.11	15.53	307.19	20.11	16.00
MBLA	National Mercantile Bancorp	CA	NASDAQ	15.450	16.030	9.450	-0.26	23.40	8.09	85.83	0.00	20.33	190.98	16.80	18.69
NCAL	NCAL Bancorp	CA	OTC BB	33.950	37.750	21.100	-10.07	17.07	13.52	223.71	0.00	16.72	251.12	15.18	16.72
NCLC	NorCal Community Bancorp	CA	OTC BB	18.250	23.750	17.000	1.39	-13.10	8.58	129.19	0.00	15.08	212.70	14.13	15.08
NBAN	North Bay Bancorp	CA	NASDAQ	28.250	32.857	17.803	12.10	9.71	12.16	151.92	0.15	19.35	232.32	18.59	19.35
NOVB	North Valley Bancorp	CA	NASDAQ	18.620	19.959	15.580	6.40	9.08	9.31	121.36	0.40	16.48	200.09	15.34	15.73

KELLER & COMPANY	Page 4
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

NREB	Northern Empire Bancshares	CA	NASDAQ	26.780	31.200	18.810	-13.56	1.44	9.47	114.33	0.00	19.41	282.79	23.42	19.41
OVYB	Oak Valley Community Bank	CA	OTC BB	19.250	24.333	11.867	-2.53	-3.75	6.51	72.90	0.25	26.74	295.70	26.41	26.74
OCBK	Orange Community Bank	CA	OTC BB	18.250	18.450	9.000	1.39	10.61	NA	NA	0.00	NA	NA	NA	NA
OCBB	Orange County Business Bank	CA	OTC BB	16.250	18.550	13.100	1.56	0.62	10.79	37.54	0.00	NM	150.60	43.34	NM
PCBC	Pacific Capital Bancorp	CA	NASDAQ	32.970	39.560	26.260	-13.01	4.20	11.44	134.38	0.76	14.78	288.20	24.54	14.64
PFCY	Pacific City Bank	CA	OTC BB	20.350	20.350	12.500	11.81	15.62	9.73	80.63	0.00	NA	209.15	25.23	NA
PCLB	Pacific Liberty Bank	CA	OTC BB	39.150	40.500	28.000	1.19	8.75	16.67	150.68	0.00	14.72	234.85	25.98	NA
PMBC	Pacific Mercantile Bancorp	CA	NASDAQ	16.400	18.500	10.570	16.73	31.10	7.63	90.75	0.00	30.37	214.81	18.07	31.35
PSBC	Pacific State Bancorp	CA	NASDAQ	20.000	27.000	11.200	35.59	38.41	5.12	78.68	0.00	20.83	390.30	25.42	22.22
PVBK	Pacific Valley Bnk	CA	OTC BB	18.000	20.000	10.000	0.00	20.00	9.08	22.52	0.00	NA	198.23	79.93	NA
PAMB	Pan American Bank	CA	Pink Sheet	4.500	8.000	4.500	0.00	-6.25	3.76	27.73	0.15	64.29	119.65	16.23	64.29
PPFC	Pan Pacific Bank	CA	OTC BB	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
PLSB	Placer Sierra Bancshares	CA	NASDAQ	28.770	30.900	18.150	9.31	16.76	13.37	124.73	0.29	21.96	215.18	23.07	21.71
PLBC	Plumas Bancorp	CA	NASDAQ	28.000	32.000	19.350	7.65	-12.50	NA	NA	0.30	23.33	NA	NA	NA
PFBC	Preferred Bank	CA	NASDAQ	40.060	45.000	22.000	-2.65	4.16	17.60	155.38	0.32	18.46	227.55	25.78	18.49
PCBP	Premier Commercial Bancorp	CA	OTC BB	21.000	26.000	19.200	-8.70	-8.70	6.72	126.45	0.00	NA	312.45	16.61	NA
PSBK	Premier Service Bank	CA	OTC BB	14.800	17.500	14.000	-1.33	-2.95	7.50	86.89	0.00	18.73	197.45	17.03	18.73
PVLY	Premier Valley Bank	CA	OTC BB	22.000	23.000	11.600	15.85	12.82	NA	NA	0.00	NA	NA	NA	NA
PBPC	Private Bank of the Peninsula	CA	OTC BB	12.900	14.250	12.100	-4.44	-0.77	7.79	33.05	0.00	NM	165.59	39.03	NM
PBBK	Professional Bus. Bank	CA	OTC BB	16.600	20.000	16.000	-5.14	-5.14	8.44	73.69	0.00	27.21	196.68	22.53	27.21
RBSD	Rancho Bank	CA	OTC BB	19.750	20.000	17.500	0.25	5.33	NA	NA	0.00	NA	NA	NA	NA
RBCB	Rancho Bernardo Community Bk	CA	OTC BB	31.000	31.000	20.000	9.73	10.52	10.96	129.22	0.00	22.63	282.85	23.99	NA
RCBC	RCB Corporation	CA	Pink Sheet	112.500	115.000	93.750	6.13	2.27	68.02	830.40	0.00	16.23	165.39	13.55	17.28
RDWO	Redwood Capital Bk	CA	OTC BB	17.750	22.000	15.000	-19.32	-6.58	7.22	52.94	0.00	NA	245.83	33.53	NA
SAEB	Saehan Bancorp	CA	OTC BB	25.490	28.170	18.000	5.11	10.83	8.16	84.29	0.00	22.56	312.38	30.25	24.28
SDCO	San Diego Community Bank	CA	OTC BB	7.500	9.150	6.750	7.14	-6.25	4.32	32.50	0.00	21.43	173.47	23.08	NA
SDBK	San Diego Trust Bank	CA	OTC BB	24.500	25.333	14.667	0.00	-3.29	NA	NA	0.00	NA	NA	NA	NA
SJQN	San Joaquin Bank	CA	OTC BB	28.550	30.000	22.100	7.13	5.74	12.38	163.17	0.22	17.62	230.61	14.68	17.71
SCVE	Santa Clara Valley Bank NA	CA	OTC BB	14.500	20.000	13.100	-19.44	-27.50	NA	NA	0.00	NA	NA	NA	NA
SCZC	Santa Cruz County Bank	CA	OTC BB	22.500	23.000	15.500	18.42	15.38	NA	NA	0.00	NA	NA	NA	NA
SLNB	Santa Lucia Bank	CA	OTC BB	29.250	30.000	17.250	44.44	50.48	7.82	119.66	0.38	25.66	374.04	24.44	25.62
SCCB	Seacoast Commerce Bank	CA	OTC BB	10.550	20.000	10.300	-6.64	-4.09	NA	NA	0.00	NA	NA	NA	NA
SBBK	Security Business Bk San Diego	CA	OTC BB	15.600	20.000	13.250	0.65	4.00	9.54	60.21	0.00	16.60	163.52	25.90	16.60
SVCF	Service 1st Bancorp	CA	OTC BB	24.000	24.000	12.000	5.49	33.33	9.12	99.44	0.00	21.82	263.15	24.13	21.82
BSRR	Sierra Bancorp	CA	NASDAQ	22.570	24.990	16.020	-1.01	5.12	7.80	102.95	0.43	16.36	289.36	21.92	16.17

KELLER & COMPANY	Page 5
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

SBNK	Sonoma Valley Bancorp	CA	OTC BB	22.500	30.000	19.150	2.51	7.14	9.68	105.42	0.50	NA	232.44	21.34	17.58
SWCB	Southwest Community Bancorp	CA	NASDAQ	34.690	38.095	27.714	5.83	11.90	11.98	160.60	0.00	19.82	289.57	21.61	24.50
SMAL	Summit Bancshares Inc.	CA	OTC BB	17.600	20.000	14.750	0.00	3.53	11.18	96.81	0.38	17.60	157.37	18.18	19.01
SWBC	Sunwest Bancorp	CA	OTC BB	3,650.000	3,850.000	2,820.003	-2.67	17.74	1819.98	15,965.96	0.00	23.20	200.55	22.86	NA
SIVB	SVB Financial Group	CA	NASDAQ	49.980	52.330	32.380	2.50	4.41	14.60	142.56	0.00	25.12	342.33	35.05	26.43
TMCV	Temecula Valley Bancorp Inc.	CA	NASDAQ	24.000	25.950	15.300	17.07	39.13	5.69	81.69	0.00	18.60	421.79	29.40	18.14
TCBK	TriCo Bancshares	CA	NASDAQ	21.660	25.080	17.000	0.65	9.84	9.10	109.71	0.44	16.41	238.02	19.75	16.41
UCBH	UCBH Holdings Inc.	CA	NASDAQ	17.190	23.975	15.070	3.80	10.05	5.80	76.70	0.09	17.54	296.38	22.42	18.34
UB	UnionBanCal Corp.	CA	NYSE	70.420	71.970	56.190	4.02	13.02	29.51	354.90	1.54	14.79	238.63	19.84	14.44
UABK	United American Bank	CA	OTC BB	14.250	18.000	13.250	5.56	-10.94	9.11	53.06	0.00	NM	156.42	26.85	NM
UBFO	United Security Bancshares	CA	NASDAQ	28.000	30.000	21.750	9.33	9.20	9.88	109.60	0.68	16.09	283.40	25.54	15.42
UIFC	Uniti Financial Corp.	CA	OTC BB	18.000	20.500	13.000	0.00	-6.49	NA	NA	0.00	NA	NA	NA	NA
VCBP	Valley Commerce Bancorp	CA	OTC BB	18.500	23.250	12.950	10.45	13.85	10.06	96.00	0.00	NA	183.90	19.26	NA
VCBC	Valley Community Bank	CA	OTC BB	17.500	18.000	11.429	9.38	16.67	8.52	86.32	0.00	21.08	205.40	20.27	21.08
VCBB	Ventura County Bus. Bank	CA	OTC BB	14.500	19.000	14.500	-0.68	0.00	NA	NA	0.00	NA	NA	NA	NA
VNBC	Vineyard National Bancorp	CA	NASDAQ	31.680	34.970	23.395	-3.50	5.21	9.87	167.34	0.22	18.00	320.97	18.49	18.13
WFC	Wells Fargo & Co.	CA	NYSE	60.370	64.040	56.120	-1.36	0.20	23.30	257.86	1.96	14.17	259.10	23.41	14.86
WABC	Westamerica Bancorp.	CA	NASDAQ	52.610	61.200	48.480	-3.96	-0.25	13.49	159.27	1.18	17.71	389.99	33.03	16.51
WSBA	Western Sierra Bancorp	CA	NASDAQ	33.900	41.980	30.500	-3.12	-4.10	15.58	163.48	0.00	16.78	217.55	20.74	16.91
WIBC	Wilshire Bancorp Inc.	CA	NASDAQ	14.870	17.885	12.300	0.88	6.29	3.53	50.97	0.08	18.59	421.25	29.18	18.73
CBHI	Centennial Bank Holdings Inc.	CO	NASDAQ	NA	NA	NA	NA	NA	9.89	46.07	NA	NA	NA	NA	NA
COBZ	CoBiz Inc.	CO	NASDAQ	17.920	22.430	13.500	-5.88	2.87	5.86	80.66	0.19	21.33	305.80	22.21	21.20
DNBK	Denver Bankshares Inc.	CO	Pink Sheet	58.000	NA	NA	0.00	0.00	207.09	1,982.12	0.00	3.27	28.01	2.93	NA
VAIL	Vail Banks Inc.	CO	NASDAQ	13.500	15.000	12.400	-3.30	3.05	11.05	117.09	0.28	24.11	122.17	11.53	22.21
AVBK	Apple Valley Bank & Trust	CT	OTC BB	7.000	7.500	6.550	-3.45	-1.75	6.69	55.63	0.00	NM	104.69	12.58	NM
CTZR	Citizens National Bancorp	CT	OTC BB	103.000	125.000	65.741	-2.83	-1.20	48.62	400.90	1.95	16.91	211.83	25.69	NA
CTBC	Connecticut Bank & Trust Co	CT	OTC BB	13.000	22.500	11.250	4.00	-4.06	6.84	40.96	0.00	NM	190.06	31.73	NM
CBN	Cornerstone Bancorp Inc.	CT	AMEX	35.800	39.260	27.450	2.43	5.76	18.20	182.95	0.45	28.64	196.70	19.68	26.52
CRCA	CT River Community Bk	CT	OTC BB	13.250	13.500	9.000	20.45	20.45	NA	NA	0.00	NA	NA	NA	NA
FLFL	First Litchfield Financial	CT	OTC BB	27.700	34.000	21.476	-1.95	-7.67	11.75	212.40	0.53	13.07	235.74	13.05	13.14
FVLY	First Valley Bancorp, Inc.	CT	OTC BB	18.000	20.000	10.455	0.00	5.88	8.52	123.50	0.00	31.03	211.27	14.57	31.03
PNBK	Patriot National Bancorp Inc.	CT	NASDAQ	19.370	19.960	13.510	1.68	-0.15	7.81	166.17	0.15	43.04	248.02	11.66	47.24
PMHV	Prime Bank	CT	OTC BB	10.750	11.000	8.500	-0.92	0.00	NA	NA	0.00	NA	NA	NA	NA
SAL	Salisbury Bancorp Inc.	CT	AMEX	39.800	45.550	36.500	2.84	4.33	25.31	239.55	0.98	14.53	157.25	16.62	NA
SBUY	Simsbury Bank & Trust Co.	CT	OTC BB	31.000	37.250	30.750	-6.06	-7.46	17.73	244.20	0.40	15.12	174.82	12.69	15.12

KELLER & COMPANY	Page 6
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

SSE	Southern Connecticut Bancorp	CT	AMEX	7.990	8.260	7.191	-0.62	1.52	6.99	29.97	0.00	NM	114.29	26.66	NM
WBS	Webster Financial Corp.	CT	NYSE	46.650	51.560	43.100	-1.17	-1.21	29.94	324.72	0.96	15.81	155.81	14.37	15.92
WIBW	Wilton Bank	CT	OTC BB	73.000	73.000	57.000	13.18	25.86	36.97	292.57	1.65	NA	197.48	24.95	NA
AANB	Abigail Adams National Bancorp	DC	NASDAQ	16.070	20.810	14.718	-5.47	-3.77	7.73	77.59	0.48	14.10	207.89	20.71	NA
IBWC	IBW Financial Corp.	DC	Pink Sheet	34.500	38.000	30.000	11.29	0.73	38.42	508.43	0.50	13.64	89.79	6.80	16.25
NACB	National Capital Bank	DC	OTC BB	425.000	NA	NA	0.00	0.00	196.30	1,448.34	10.90	21.77	216.51	29.34	21.77
TBBK	Bancorp Inc	DE	NASDAQ	17.390	18.250	12.970	-1.19	20.10	9.61	58.56	0.00	45.76	180.96	32.11	NA
CBTD	Christiana Bank & Trust Co.	DE	OTC BB	15.650	15.650	12.900	6.83	6.10	12.17	121.39	0.00	15.19	128.59	12.89	15.19
FBOD	First Bank of Delaware	DE	OTC BB	3.100	4.850	2.550	-6.06	-6.06	1.89	9.11	0.00	NA	164.02	33.99	NA
WL	Wilmington Trust Corp.	DE	NYSE	37.480	39.360	33.010	2.68	4.84	14.01	144.54	1.17	17.04	267.52	25.93	17.06
ATBC	Atlantic BancGroup Inc.	FL	NASDAQ	25.250	28.750	23.250	5.21	7.45	11.32	152.43	0.00	24.51	223.06	16.56	25.51
BOFL	Bancshares of Florida Inc.	FL	NASDAQ	20.000	20.490	13.630	15.67	26.82	9.07	85.31	0.00	NM	220.51	23.45	NM
BGFC	Big Lake Financial Corporation	FL	OTC BB	48.000	48.000	31.572	4.68	4.68	32.75	495.10	0.00	15.69	146.56	9.70	15.89
CCBG	Capital City Bank Group Inc.	FL	NASDAQ	36.610	38.720	28.000	5.29	17.79	15.87	141.29	0.60	19.58	230.69	25.91	22.81
CSFL	Centerstate Banks of Florida	FL	NASDAQ	33.520	40.850	23.150	2.20	-7.94	17.82	163.56	0.25	31.33	188.09	20.49	31.33
CEFB	Central Florida State Bank	FL	OTC BB	16.250	17.250	12.000	2.20	6.56	10.17	56.05	0.00	NA	159.78	28.98	NA
CFHI	Coast Financial Holdings Inc.	FL	NASDAQ	17.348	19.240	14.500	3.88	0.45	9.27	112.76	0.00	NM	187.14	15.39	105.24
CLBK	Commercial Bankshares Inc.	FL	NASDAQ	38.880	41.250	27.910	-4.24	-0.08	13.19	161.34	0.73	20.79	294.77	24.09	20.79
FBMT	First National Bancshares Inc.	FL	NASDAQ	33.690	34.750	20.954	28.39	21.41	8.31	101.19	0.00	30.91	405.65	33.29	33.69
FSTF	First State Financial Corp.	FL	NASDAQ	14.090	14.750	10.810	11.83	21.57	7.35	53.60	0.10	23.88	191.70	26.28	23.88
FPBI	FPB Bancorp Inc.	FL	NASDAQ	18.000	19.980	16.000	NA	NA	9.21	127.06	0.07	45.00	195.50	14.17	45.00
FBBF	Freedom Bank	FL	OTC BB	10.600	10.600	10.000	4.43	NA	NA	NA	0.00	NA	NA	NA	NA
HZNB	Horizon Bancorp Inc.	FL	OTC BB	11.200	12.500	6.000	1.82	39.13	5.10	85.85	0.00	NA	219.70	13.05	17.23
JAXB	Jacksonville Bancorp Inc.	FL	NASDAQ	28.100	30.000	25.000	1.44	-1.40	10.90	145.79	0.00	34.69	257.88	19.27	33.72
MCBN	Marco Community Bancorp Inc.	FL	OTC BB	NA	NA	NA	NA	NA	8.87	83.53	NA	NA	NA	NA	NA
OFBS	Old Florida Bankshares Inc.	FL	OTC BB	20.250	21.250	14.400	6.58	14.08	11.84	143.69	0.00	32.14	171.03	14.09	32.19
OHBK	Old Harbor Bank	FL	OTC BB	16.250	16.850	12.000	4.84	9.80	9.81	75.57	0.00	NA	165.65	21.50	NA
OPHC	OptimumBank Holdings Inc.	FL	NASDAQ	10.530	13.500	9.300	-4.27	5.30	6.45	64.06	0.00	18.47	163.24	16.44	18.80
PNB	PanAmerican Bancorp	FL	AMEX	5.080	5.130	2.500	24.82	27.64	2.61	20.90	0.00	36.29	194.64	24.82	63.91
PLBN	Pilot Bancshares Inc.	FL	Pink Sheet	14.250	15.050	8.300	-2.40	66.67	8.11	102.29	0.18	16.19	175.71	13.93	16.19
SBCF	Seacoast Banking Corp. of FL	FL	NASDAQ	23.600	25.740	18.030	16.14	20.04	8.63	120.55	0.42	21.85	273.46	19.57	21.71
SOUK	Southern Commerce Bank	FL	OTC BB	6.250	7.000	3.650	0.00	-7.41	NA	NA	0.00	NA	NA	NA	NA
SUNB	Suncoast Bancorp Inc.	FL	OTC BB	16.700	18.000	11.381	4.38	11.33	7.64	149.48	0.00	53.87	218.60	12.07	59.85
TIBB	TIB Financial Corp.	FL	NASDAQ	32.000	32.420	20.010	20.48	16.36	12.38	177.32	0.46	29.36	258.48	18.05	30.21
VBAL	Vision Bancshares Inc.	FL	OTC BB	18.750	19.550	10.180	10.29	19.05	6.86	82.41	0.00	60.48	273.19	22.75	60.21

KELLER & COMPANY	Page 7
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

ABCB	ABC Bancorp	GA	NASDAQ	19.030	20.319	14.050	3.54	3.93	10.54	109.99	0.51	16.26	180.55	17.30	16.27
APAB	Appalachian Bancshares Inc.	GA	Pink Sheet	16.800	16.800	15.820	3.38	6.19	9.93	133.09	0.00	14.87	169.18	12.63	14.87
CCFH	CCF Holding Co.	GA	NASDAQ	19.780	23.580	14.700	4.27	4.05	9.63	150.06	0.24	17.50	205.40	13.19	18.08
CHKJ	Cherokee Banking Co.	GA	OTC BB	17.750	17.850	14.750	5.65	5.97	11.09	122.99	0.00	32.87	160.05	14.43	32.52
CZBS	Citizens Bancshares Corp.	GA	OTC BB	11.750	14.000	9.000	-0.84	-7.11	12.38	156.66	0.15	11.63	94.89	7.50	12.88
CBAN	Colony Bankcorp Inc.	GA	NASDAQ	25.420	34.000	18.200	-20.56	-6.54	9.09	141.76	0.27	21.36	279.65	17.92	20.42
ALBY	Community Capital Bancshares	GA	NASDAQ	12.240	14.500	10.510	10.27	6.08	9.00	83.01	0.08	38.25	135.94	14.75	39.15
CBAC	Community National Bancorp.	GA	OTC BB	13.350	13.600	9.500	-1.11	23.61	8.83	67.12	0.00	53.40	151.21	19.89	NM
CSNT	Crescent Banking Co.	GA	NASDAQ	33.080	33.980	22.900	3.41	22.52	20.56	220.82	0.43	NM	160.89	14.98	42.94
EXCH	Exchange Bankshares Inc.	GA	Pink Sheet	32.500	34.000	31.000	0.00	0.00	27.00	255.48	0.00	12.17	120.36	12.72	NA
LION	Fidelity Southern Corp.	GA	NASDAQ	17.000	19.600	13.510	11.40	3.91	9.09	146.97	0.26	16.67	187.02	11.57	16.80
FCBX	First Capital Bancorp, Inc.	GA	OTC BB	23.850	24.000	16.350	4.84	39.15	11.38	133.20	0.00	25.92	209.58	17.91	30.84
FBGA	First Community Bank of GA	GA	OTC BB	15.500	26.000	11.000	14.81	5.44	9.43	87.31	0.25	17.42	164.43	17.75	17.39
FBHC	Firstbank Finl Services Inc.	GA	OTC BB	17.000	19.000	14.000	-1.16	17.24	10.67	89.78	0.00	18.28	159.38	18.94	18.28
FLAG	FLAG Financial Corp.	GA	NASDAQ	15.270	16.070	13.100	1.80	2.07	8.47	100.92	0.24	18.40	180.28	15.13	18.62
GBTB	GB&T Bancshares Inc.	GA	NASDAQ	22.010	26.690	18.500	-8.75	10.11	15.81	120.40	0.32	25.01	139.22	18.28	25.25
GABA	Georgia Bancshares Inc.	GA	OTC BB	15.010	18.490	12.350	-14.23	-4.09	7.51	87.38	0.00	23.45	199.75	17.18	23.06
GECR	Georgia-Carolina Bancshares	GA	OTC BB	15.750	19.500	12.200	-0.63	5.70	7.80	100.99	0.00	16.07	201.92	15.60	15.29
HABC	Habersham Bancorp	GA	NASDAQ	22.000	24.000	19.320	-2.00	3.63	16.89	139.92	0.23	23.66	130.27	15.72	24.63
ITYC	Integrity Bancshares Inc.	GA	Pink Sheet	25.500	25.500	10.333	6.25	8.51	6.95	80.81	0.00	43.97	367.11	31.55	48.46
MSBK	Main Street Banks Inc.	GA	NASDAQ	27.730	35.480	21.950	5.88	13.60	13.42	110.73	0.59	19.26	206.63	25.05	19.30
NBNC	NBank Corp	GA	Pink Sheet	19.000	19.000	19.000	0.00	0.00	15.66	631.18	0.00	NM	121.33	3.01	NA
NWCB	Newnan Coweta Bancshares Inc	GA	Pink Sheet	23.000	25.000	15.000	-4.17	53.33	12.95	179.17	0.00	15.44	177.59	12.84	15.44
NSBH	NSB Holdings Inc.	GA	OTC BB	18.500	18.500	15.500	0.00	7.25	12.99	173.72	0.00	13.60	142.41	10.65	16.52
PAB	PAB Bankshares Inc.	GA	AMEX	16.650	17.730	11.750	5.92	17.67	8.87	98.00	0.43	16.32	187.71	17.00	15.63
RSBK	Riverside Bancshares Inc.	GA	Pink Sheet	26.500	36.000	18.000	3.92	10.42	7.76	112.51	0.23	21.03	341.49	23.55	23.62
SAVB	Savannah Bancorp Inc.	GA	NASDAQ	33.260	38.000	20.144	8.55	18.36	10.40	164.36	0.54	19.34	319.81	20.24	19.23
SBKC	Security Bank Corp.	GA	NASDAQ	22.150	24.780	15.620	-1.64	-5.84	10.66	103.42	0.24	18.93	207.79	21.42	18.93
SCSG	SouthCrest Financial Group Inc	GA	OTC BB	19.250	21.250	17.750	0.79	4.05	14.67	119.09	0.48	14.47	131.22	16.17	13.37
SBFC	Southeastern Bank Finl Corp.	GA	OTC BB	39.000	41.500	27.250	16.42	18.18	11.66	149.58	0.52	22.94	334.48	26.08	22.72
SEBC	Southeastern Banking Corp.	GA	OTC BB	26.750	28.500	25.000	0.94	7.00	15.08	120.87	1.01	14.86	177.39	22.00	15.33
SNCB	Southern Community Bcshs Inc	GA	OTC BB	23.000	23.450	18.045	0.66	15.00	7.79	105.72	0.00	44.23	295.23	21.76	45.03
SGB	Southwest Georgia Financial	GA	AMEX	21.500	24.333	19.650	9.41	-6.52	12.37	91.69	0.50	17.92	173.81	23.45	17.92
SBGA	Summit Bank Corp.	GA	NASDAQ	14.700	18.700	13.250	1.66	-3.61	6.23	92.73	0.40	15.98	236.00	15.85	NA
STI	SunTrust Banks Inc.	GA	NYSE	71.510	75.770	64.760	-3.46	-2.84	45.96	466.51	2.10	13.75	155.59	15.33	13.13

KELLER & COMPANY	Page 8
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

SNV	Synovus Financial Corp.	GA	NYSE	29.050	30.100	24.330	-0.41	3.31	8.97	85.75	0.71	19.24	323.92	33.88	19.26
THVB	Thomasville Bancshares Inc.	GA	Pink Sheet	19.000	19.000	11.250	7.04	8.57	6.90	82.88	0.25	20.21	275.40	22.92	20.21
UCBI	United Community Banks Inc.	GA	NASDAQ	27.500	29.600	21.700	0.81	13.64	10.86	144.72	0.27	20.52	253.22	19.00	20.56
WGNB	WGNB Corp.	GA	NASDAQ	30.000	31.990	27.500	-0.80	2.04	14.01	153.73	0.84	15.38	214.13	19.51	15.38
BKGM	Bank of Guam	GU	Pink Sheet	7.250	7.400	6.100	3.57	3.57	7.85	91.01	0.38	9.54	92.38	7.97	9.65
BOH	Bank of Hawaii Corp.	HI	NYSE	50.910	54.440	43.820	-1.43	3.96	13.73	194.00	1.32	15.43	370.79	26.25	15.70
CPF	Central Pacific Financial Corp	HI	NYSE	34.810	38.790	26.320	-2.71	3.45	21.62	161.75	0.70	17.06	161.01	21.52	15.09
ATLO	Ames National Corp.	IA	NASDAQ	27.980	42.820	22.000	-25.05	-10.22	11.87	88.56	0.83	20.88	235.79	31.59	21.62
HTLF	Heartland Financial USA Inc.	IA	NASDAQ	19.770	22.890	16.790	-1.15	-0.05	11.11	165.37	0.32	15.45	177.95	11.96	15.46
HBIA	Hills Bancorp.	IA	Pink Sheet	40.500	NA	NA	0.00	0.00	22.53	292.28	0.75	12.35	179.78	13.86	12.35
IFST	Iowa First Bancshares Corp.	IA	OTC BB	36.850	40.500	31.250	6.04	5.29	18.64	275.96	0.99	14.23	197.66	13.35	14.27
OSKY	MidWestOne Finl Group Inc	IA	NASDAQ	18.758	21.000	17.310	2.06	2.73	15.56	176.81	0.68	11.87	120.55	10.61	11.95
SNLC	Security National Corp.	IA	OTC BB	91.900	95.000	83.500	0.00	2.11	44.87	425.42	0.75	14.80	204.83	21.60	NA
WBIO	Washington Bancorp	IA	Pink Sheet	20.250	21.500	19.750	0.00	-3.57	21.92	226.07	0.52	21.32	92.38	8.96	NA
WTBA	West Bancorp.	IA	NASDAQ	18.120	20.020	15.340	-9.35	5.04	6.10	71.12	0.64	15.36	297.21	25.48	15.36
IDBC	Idaho Bancorp	ID	OTC BB	18.000	19.000	13.875	7.46	5.88	7.51	100.44	0.00	30.51	239.68	17.91	30.79
IIBK	Idaho Independent Bank	ID	OTC BB	37.000	37.000	29.720	6.47	8.82	15.84	166.46	0.00	17.62	233.59	22.23	18.78
IMCB	Intermountain Community Bncp	ID	OTC BB	17.020	18.600	14.167	6.04	-0.18	7.94	107.30	0.00	18.70	214.36	15.87	NA
SRGB	Syringa Bank	ID	Pink Sheet	17.000	17.500	15.250	0.89	4.62	NA	NA	0.00	NA	NA	NA	NA
AMFI	AMCORE Financial Inc.	IL	NASDAQ	30.530	33.540	25.560	-0.39	15.14	16.08	208.04	0.68	15.50	189.86	14.67	15.89
TRUE	Centrue Financial Corporation	IL	NASDAQ	26.000	32.000	24.420	0.00	1.56	18.22	255.36	0.00	12.15	142.70	10.18	12.63
CLOV	Clover Leaf Financial Corp.	IL	OTC BB	29.751	30.000	21.100	1.71	14.43	NA	NA	0.00	NA	NA	NA	NA
CORS	Corus Bankshares Inc.	IL	NASDAQ	61.860	65.250	40.260	8.05	19.56	22.74	233.74	1.01	15.54	272.03	26.47	18.03
FBTT	First Bankers Trustshares Inc.	IL	Pink Sheet	22.000	24.100	18.000	-8.33	18.92	11.50	193.61	0.33	14.29	191.30	11.25	13.53
BUSE	First Busey Corp.	IL	NASDAQ	19.550	21.530	18.240	-1.01	-2.01	6.99	98.48	0.55	16.43	279.69	19.84	16.92
FMBH	First Mid-Illinois Bancshares	IL	OTC BB	40.150	41.000	33.500	0.00	-0.25	15.72	185.38	0.48	18.59	255.41	21.65	18.92
FMBI	First Midwest Bancorp Inc.	IL	NASDAQ	36.820	38.300	31.250	2.28	11.37	11.83	155.80	0.95	16.66	311.24	23.63	17.34
FOBB	First Oak Brook Bancshares	IL	NASDAQ	28.500	33.500	27.090	0.39	2.41	13.68	219.50	0.70	15.57	208.33	13.21	15.85
FOTB	First Ottawa Bancshares	IL	Pink Sheet	69.000	69.000	54.000	0.00	0.00	35.40	435.89	2.00	17.04	194.93	15.83	18.81
FRFC	First Robinson Financial Corp.	IL	OTC BB	25.000	25.250	22.500	0.00	4.17	21.64	210.49	0.50	15.15	115.54	11.88	15.03
FGFH	Foresight Fnl Group Inc.	IL	OTC BB	38.500	42.000	36.000	-0.65	0.65	25.94	299.82	0.35	11.49	148.42	12.90	NA
ILIN	Illini Corp.	IL	OTC BB	39.000	39.250	34.000	7.59	2.63	33.19	468.48	0.40	23.64	117.50	8.32	24.77
LDFI	LDF Incorporated	IL	Pink Sheet	88.000	94.500	80.000	-1.68	0.00	74.98	1,372.93	0.00	NA	117.37	6.41	NA
MSTI	Main Street Trust Inc.	IL	OTC BB	28.550	32.500	28.500	-0.87	-2.76	13.93	147.51	0.87	17.84	204.95	19.36	NA
MNAT	Marquette National Corp.	IL	Pink Sheet	1,325.000	NA	NA	0.00	0.00	535.93	5,603.31	31.25	20.38	247.23	23.65	NA

KELLER & COMPANY	Page 9
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

MBFI	MB Financial Inc.	IL	NASDAQ	38.700	43.500	35.270	-4.44	4.59	17.24	196.15	0.54	16.26	224.48	19.70	16.74
MBR	Mercantile Bancorp Inc.	IL	AMEX	57.400	60.000	55.500	1.59	0.70	45.99	549.42	0.74	12.93	124.81	10.45	12.88
MBHI	Midwest Banc Holdings Inc.	IL	NASDAQ	20.480	23.170	17.920	3.43	12.59	7.65	137.87	0.48	NM	267.71	14.85	NM
NIBA	NI Bancshares Corporation	IL	Pink Sheet	56.000	57.000	42.500	-1.75	3.70	36.38	311.80	0.00	15.14	153.93	17.96	NA
NSFC	Northern States Financial Corp	IL	NASDAQ	25.350	31.500	25.060	-7.85	-11.46	16.68	174.70	1.10	29.48	151.98	14.51	24.11
NTRS	Northern Trust Corp.	IL	NASDAQ	49.300	51.550	38.550	4.89	5.54	15.78	211.83	0.84	20.29	312.42	23.28	19.04
OSBC	Old Second Bancorp Inc.	IL	NASDAQ	30.930	35.310	24.990	3.10	4.07	10.71	165.70	0.49	15.31	288.80	18.66	15.35
PONT	Pontiac Bancorp	IL	Pink Sheet	230.000	230.000	193.000	0.00	13.86	192.60	1,249.12	0.00	11.81	119.42	18.41	11.80
PNBC	Princeton National Bancorp	IL	NASDAQ	33.230	33.890	28.300	4.83	10.73	17.62	224.72	1.05	15.31	188.59	14.79	15.41
PVTB	PrivateBancorp Inc.	IL	NASDAQ	36.000	38.150	26.570	1.98	11.25	10.51	153.00	0.15	24.83	342.53	23.52	25.99
QCRH	QCR Holdings Inc.	IL	NASDAQ	22.250	24.000	17.550	4.22	8.43	11.71	203.57	0.08	18.86	190.01	10.93	18.51
TAYC	Taylor Capital Group Inc.	IL	NASDAQ	36.140	39.550	21.640	-7.48	6.29	17.69	314.92	0.24	11.26	204.30	11.48	11.83
TWCF	Town and Country Finl Corp	IL	OTC BB	20.250	27.500	20.250	0.00	-11.96	18.94	201.74	0.27	16.60	106.92	10.04	16.74
UBCD	UnionBancorp Inc.	IL	NASDAQ	21.350	22.000	19.400	-0.70	1.67	17.40	169.62	0.42	16.81	122.70	12.59	27.13
WTPT	West Pointe Bancorp Inc.	IL	OTC BB	44.000	44.000	39.400	7.98	0.00	32.96	440.47	0.16	12.79	133.48	9.99	13.72
WTFC	Wintrust Financial Corp.	IL	NASDAQ	51.260	63.390	45.000	-3.21	1.89	25.33	329.65	0.24	19.95	202.37	15.55	20.39
SRCE	1st Source Corp.	IN	NASDAQ	23.560	28.090	19.410	1.77	4.80	16.14	166.96	0.47	18.85	145.97	14.11	17.32
ACBP	American Community Bancorp	IN	OTC BB	15.600	16.000	12.800	3.65	4.00	9.97	120.96	0.00	18.57	156.41	12.90	18.57
BTOF	Benton Financial Corp.	IN	Pink Sheet	52.000	NA	NA	0.00	0.00	NA	NA	1.30	NA	NA	NA	NA
CBAF	CITBA Financial Corp.	IN	Pink Sheet	48.000	50.000	46.000	0.00	0.00	30.99	296.10	1.71	14.68	154.88	16.21	NA
CBIN	Community Bank Shares of IN	IN	NASDAQ	22.680	34.000	17.955	-4.67	7.74	16.38	242.75	0.57	19.55	138.42	9.34	21.13
FXLG	F.S. Bancorp	IN	Pink Sheet	54.000	54.600	50.000	0.00	0.00	27.63	298.24	1.89	14.84	195.43	18.11	NA
FABP	Farmers Bancorp	IN	OTC BB	47.750	55.650	47.000	-0.52	-4.50	34.20	437.76	1.76	23.99	139.63	10.91	NA
THFF	First Financial Corp.	IN	NASDAQ	29.180	37.450	25.000	-2.05	7.81	20.04	161.03	0.80	17.58	145.61	18.12	17.30
FINB	First Indiana Corp.	IN	NASDAQ	33.360	33.480	18.090	12.36	27.77	12.68	137.58	0.74	29.79	263.09	24.26	NA
FITI	First Internet Bank of Indiana	IN	Pink Sheet	17.500	20.000	13.000	-9.79	15.89	NA	NA	0.00	17.86	NA	NA	17.07
FRME	First Merchants Corp.	IN	NASDAQ	26.000	29.190	22.980	2.20	0.19	17.02	173.84	0.92	16.35	152.80	14.96	16.64
GABC	German American Bancorp	IN	NASDAQ	13.830	18.140	12.500	-0.43	0.73	7.73	84.00	0.56	19.48	178.91	16.47	15.09
HRTB	Heartland Bancshares	IN	OTC BB	13.000	14.050	11.600	7.44	3.17	10.02	140.44	0.00	15.66	129.69	9.26	13.73
HOMF	Home Federal Bancorp	IN	NASDAQ	25.090	26.120	23.210	2.41	1.54	19.10	219.54	0.75	22.01	131.36	11.43	22.01
HBNC	Horizon Bancorp	IN	NASDAQ	27.850	31.510	23.120	1.94	1.24	16.98	353.08	0.51	13.26	164.02	7.89	13.26
IBNK	Integra Bank Corp.	IN	NASDAQ	22.050	23.970	19.350	-5.36	4.60	12.49	158.15	0.64	13.70	176.54	13.95	15.65
IFC	Irwin Financial Corp.	IN	NYSE	21.580	28.850	19.580	-4.72	5.06	17.53	213.53	0.36	18.93	123.10	10.11	19.67
LFYC	Lafayette Community Bancorp	IN	Pink Sheet	21.250	21.250	18.000	1.19	10.39	11.76	175.73	0.00	NA	180.70	12.09	NA
LKFN	Lakeland Financial Corp.	IN	NASDAQ	41.680	43.880	30.740	2.66	13.57	18.17	259.39	0.88	15.73	229.39	16.17	15.73

KELLER & COMPANY	Page 10
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

MSFG	MainSource Financial Group	IN	NASDAQ	18.330	26.467	16.400	0.44	-4.08	11.74	116.61	0.50	12.47	156.13	15.72	11.88
MROE	Monroe Bancorp	IN	NASDAQ	16.751	18.470	14.600	3.08	3.02	8.16	111.94	0.52	14.44	205.28	14.88	14.70
ONB	Old National Bancorp	IN	NYSE	21.800	25.486	18.550	-0.86	11.68	10.18	125.46	0.75	19.29	214.15	17.38	19.25
SJOE	St. Joseph Capital Corp.	IN	NASDAQ	34.500	36.900	22.410	-4.17	0.00	16.06	256.07	0.19	21.56	214.82	13.47	21.76
TOFC	Tower Financial Corp.	IN	NASDAQ	15.600	15.740	12.250	5.05	13.87	11.41	126.64	0.00	20.00	136.72	12.31	25.37
UCBN	United Commerce Bancorp	IN	OTC BB	12.750	13.990	12.250	0.00	4.08	10.00	131.32	0.00	21.98	127.50	9.71	21.98
BVBC	Blue Valley Ban Corp.	KS	OTC BB	26.500	27.500	23.000	-3.64	1.92	18.06	293.23	0.20	29.12	146.69	9.04	34.28
BHDB	Brotherhood Bancshares Inc.	KS	Pink Sheet	100.000	101.000	84.700	0.00	2.56	114.63	1,147.34	0.00	4.22	87.24	8.40	3.73
GLDB	Gold Banc Corp. Inc.	KS	NASDAQ	14.870	16.010	13.000	0.47	6.29	7.20	105.85	0.16	14.72	206.53	14.04	19.52
LARK	Landmark Bancorp Inc.	KS	NASDAQ	26.440	30.500	24.600	5.34	-10.61	20.45	210.91	0.67	14.22	129.29	12.53	14.87
TFIN	Team Financial Inc.	KS	NASDAQ	15.250	16.000	10.500	10.43	1.67	12.83	161.54	0.32	16.76	118.86	9.44	15.40
FIFG	1st Independence Finl Group	KY	NASDAQ	19.750	26.000	17.410	-2.47	5.05	19.32	164.07	0.40	NA	102.20	12.04	NA
BKYF	Bank of Kentucky Finl Corp.	KY	OTC BB	25.750	27.000	25.500	0.00	0.00	13.09	147.94	0.26	14.88	196.72	17.41	NA
CZFC	Citizens First Corp.	KY	OTC BB	15.600	16.100	13.476	-2.50	2.38	NA	NA	0.00	13.33	NA	NA	14.42
CZNL	Citizens National Corp	KY	OTC BB	57.000	62.250	55.000	0.00	-8.43	55.35	658.87	0.24	9.08	102.98	8.65	NA
CTBI	Community Trust Bancorp Inc.	KY	NASDAQ	31.550	35.010	27.273	-4.54	5.84	16.46	191.00	0.96	14.74	191.68	16.52	14.93
FFKT	Farmers Capital Bank Corp.	KY	NASDAQ	33.430	41.250	31.750	-3.80	1.67	19.84	209.28	1.32	16.23	168.50	15.97	17.03
FCBE	FCB Bancorp Inc	KY	Pink Sheet	19.500	24.750	18.000	-7.14	2.63	14.76	150.55	0.35	29.10	132.10	12.95	31.11
FFKY	First Financial Service Corp.	KY	NASDAQ	29.000	29.000	24.500	4.50	13.28	17.11	207.34	0.76	12.50	169.49	13.98	13.08
FSLK	First Security Bancorp Inc.	KY	OTC BB	18.250	19.500	15.500	13.71	13.99	13.64	135.68	0.00	25.70	133.75	13.45	NA
HFBA	HFB Financial Corp.	KY	Pink Sheet	20.000	24.000	19.500	-2.44	-9.09	19.15	223.46	0.51	13.42	104.41	8.95	NA
KTYB	Kentucky Bancshares Inc.	KY	OTC BB	30.000	33.000	28.050	0.84	2.56	17.25	195.90	0.88	13.64	173.91	15.32	NA
RBCAA	Republic Bancorp Inc.	KY	NASDAQ	20.640	28.524	15.910	-4.18	-6.22	11.29	137.23	0.32	11.66	182.82	15.04	11.66
SYBT	S.Y. Bancorp Inc.	KY	NASDAQ	23.650	25.410	20.900	-0.17	6.29	8.72	91.13	0.43	16.54	271.22	25.94	16.54
ABNC	American Bancorp Inc.	LA	OTC BB	139.200	144.000	136.350	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
BOLB	BOL Bancshares Inc.	LA	Pink Sheet	16.000	NA	NA	0.00	0.00	26.53	533.62	0.00	18.60	60.31	3.07	8.84
CNBL	Citizens National Bancshares	LA	Pink Sheet	20.330	20.750	17.500	0.00	0.00	12.47	179.41	0.00	NA	163.08	11.33	NA
FGYH	First Guaranty Bank	LA	OTC BB	18.000	19.000	18.000	0.00	0.00	12.66	146.56	0.35	8.61	142.13	12.28	8.62
HIB	Hibernia Corp.	LA	NYSE	34.180	34.450	24.770	3.89	8.99	13.34	138.88	0.80	16.92	256.22	24.44	16.88
IBKC	IBERIABANK Corp.	LA	NASDAQ	66.060	69.250	54.100	5.95	13.90	35.00	359.34	1.14	16.72	188.74	18.38	16.65
JDVB	Jeff Davis Bancshares Inc.	LA	Pink Sheet	39.000	40.000	37.500	-2.50	-2.50	23.90	229.81	0.00	11.44	163.15	16.97	NA
MBKL	Metairie Bank & Trust Co.	LA	OTC BB	30.500	34.000	28.250	4.27	7.96	NA	NA	1.00	NA	NA	NA	NA
MSL	MidSouth Bancorp Inc.	LA	AMEX	25.600	26.836	21.591	15.17	8.31	10.49	128.66	0.26	16.73	244.04	19.90	17.59
PNLC	Parish National Bank	LA	Pink Sheet	50.000	51.000	49.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
WTNY	Whitney Holding Corp.	LA	NASDAQ	32.390	33.690	26.600	-1.85	2.76	15.11	141.09	0.94	18.94	214.36	22.96	18.78

KELLER & COMPANY	Page 11
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

AABT	Asian American B&TC	MA	OTC BB	20.250	20.250	11.500	76.09	58.82	NA	NA	0.00	NA	NA	NA	NA
BVNC	Beverly National Corp.	MA	OTC BB	25.850	29.000	24.500	-0.58	-6.00	14.97	207.46	0.80	18.46	172.63	12.46	20.41
BPFH	Boston Private Financial	MA	NASDAQ	27.650	29.000	21.100	6.35	18.21	12.27	125.61	0.27	20.79	225.35	22.02	21.65
CATC	Cambridge Bancorp	MA	OTC BB	29.650	33.800	29.200	-1.17	-0.50	15.98	181.77	1.00	14.82	185.50	16.31	15.98
CAPX	Capital Crossing Bank	MA	NASDAQ	36.150	38.420	22.000	4.42	10.86	14.65	187.86	0.00	15.19	246.76	19.24	15.19
CNBKA	Century Bancorp Inc.	MA	NASDAQ	32.950	35.190	26.000	2.17	21.01	19.22	298.52	0.48	22.11	171.44	11.04	21.75
CWEA	Commonwealth National Bank	MA	OTC BB	11.000	13.250	10.800	0.00	-9.09	6.98	100.23	0.00	57.89	157.59	10.97	57.10
EBTC	Enterprise Bancorp Inc.	MA	NASDAQ	28.750	50.400	26.964	2.68	-4.17	17.11	239.27	0.48	14.02	168.03	12.02	14.59
FIWC	First Ipswich Bancorp	MA	OTC BB	11.750	22.000	11.750	-2.49	-24.19	8.70	174.44	0.00	NM	135.13	6.74	116.20
INDB	Independent Bank Corp.	MA	NASDAQ	29.960	36.150	25.050	2.64	9.70	14.34	194.45	0.58	13.87	208.93	15.41	14.54
IFIN	Investors Financial Services	MA	NASDAQ	34.250	53.440	33.290	-10.36	-18.18	11.87	185.51	0.08	14.96	288.48	18.46	16.05
RPOR	Rockport National Bancorp Inc.	MA	OTC BB	55.000	55.000	51.300	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
SFBC	Slade’s Ferry Bancorp	MA	NASDAQ	19.740	22.000	17.500	7.87	3.90	11.65	140.41	0.36	18.62	169.37	14.06	18.23
STT	State Street Corp.	MA	NYSE	48.350	51.930	39.910	-1.00	3.03	18.89	315.25	0.68	20.15	255.91	15.34	19.49
WAIN	Wainwright Bank & Trust Co.	MA	NASDAQ	11.050	12.333	10.038	-3.00	-2.50	8.25	93.85	0.20	13.31	133.94	11.84	NA
WBKC	Westbank Corp.	MA	NASDAQ	17.052	22.000	14.900	4.87	2.11	10.30	163.16	0.56	19.83	165.55	10.45	19.11
AMBB	AmericasBank Corp.	MD	OTC BB	1.700	2.000	1.570	-2.86	-10.53	1.40	12.52	0.00	NM	121.60	13.58	NM
ANNB	Annapolis Bancorp Inc.	MD	NASDAQ	9.250	11.490	6.825	0.00	-6.38	4.90	77.84	0.00	14.92	188.78	11.88	14.89
BANI	Bay National Corp.	MD	OTC BB	17.850	19.750	10.000	3.48	19.00	7.45	96.98	0.00	24.45	239.60	18.41	23.96
TYCB	Calvin B. Taylor Bankshares	MD	OTC BB	36.260	39.000	35.250	0.03	-0.66	21.26	124.79	0.65	20.14	170.53	29.06	20.14
CRRB	Carrollton Bancorp	MD	NASDAQ	15.460	17.800	13.950	5.17	4.81	12.20	117.96	0.40	35.95	126.72	13.10	31.07
CECB	Cecil Bancorp Inc.	MD	OTC BB	17.400	21.000	16.500	-0.57	-6.95	11.50	128.47	0.20	16.73	151.30	13.54	16.73
CPKB	Chesapeake Bancorp	MD	Pink Sheet	34.000	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
CNBE	CN Bancorp Inc.	MD	OTC BB	14.250	16.500	13.700	-10.94	-5.00	11.32	104.18	0.18	30.32	125.88	13.68	30.37
CBMD	Columbia Bancorp	MD	NASDAQ	41.680	42.190	27.250	15.49	25.47	13.17	185.23	0.66	20.33	316.48	22.51	20.33
CMFB	CommerceFirst Bancorp Inc.	MD	NASDAQ	12.000	13.500	9.250	2.56	6.67	9.29	46.83	0.00	8.89	129.24	25.62	8.89
CUMD	County First Bank	MD	OTC BB	28.000	31.000	25.250	0.00	6.67	NA	NA	0.75	NA	NA	NA	NA
DMAS	Damascus Community Bank	MD	Pink Sheet	165.000	NA	NA	0.00	0.00	NA	NA	7.50	NA	NA	NA	NA
DEBA	Delmar Bancorp	MD	OTC BB	27.000	28.750	18.750	0.93	2.86	9.71	114.82	0.27	20.77	278.10	23.51	24.80
EGBN	Eagle Bancorp Inc.	MD	NASDAQ	21.000	22.000	13.623	2.89	7.69	8.60	85.99	0.12	25.61	244.19	24.44	26.21
EASB	Easton Bancorp Inc.	MD	OTC BB	16.900	16.900	16.150	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
FMFG	Farmers & Merchants Bank	MD	OTC BB	32.800	35.500	32.000	-0.61	0.15	22.46	205.92	0.80	18.64	146.02	15.93	18.61
FMAR	First Mariner Bancorp	MD	NASDAQ	17.970	18.860	15.180	11.96	9.84	11.19	225.77	0.00	17.45	160.59	7.96	17.62
FUNC	First United Corp.	MD	NASDAQ	20.302	22.000	18.940	0.50	3.96	14.23	205.89	0.74	16.24	142.67	9.86	16.32
FCBI	Frederick County Bancorp	MD	OTC BB	35.000	43.000	22.050	-6.67	-6.67	10.37	130.52	0.00	29.17	337.51	26.80	29.09

KELLER & COMPANY	Page 12
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

GLBZ	Glen Burnie Bancorp	MD	NASDAQ	21.000	24.860	18.140	-0.05	7.69	13.08	152.74	0.54	14.38	160.57	13.75	15.01
HFBK	Harford Bank	MD	OTC BB	46.700	46.750	42.864	0.97	1.52	27.29	246.96	1.29	19.38	171.12	18.90	19.38
MRBK	Mercantile Bankshares Corp.	MD	NASDAQ	54.410	56.190	44.180	3.46	4.84	25.87	196.30	1.43	17.61	210.32	27.72	17.43
NWID	New Windsor Bancorp Inc.	MD	Pink Sheet	32.500	32.500	31.000	3.17	3.17	22.82	293.25	0.59	17.20	142.42	11.08	17.71
OLBK	Old Line Bancshares Inc	MD	NASDAQ	10.700	12.500	7.875	11.46	16.43	6.49	63.00	0.10	24.32	164.86	16.98	24.32
PATD	Patapsco Bancorp Inc.	MD	OTC BB	12.000	14.750	11.800	1.69	-0.83	10.37	144.03	0.23	17.14	115.72	8.43	19.75
PBKS	Provident Bankshares Corp.	MD	NASDAQ	34.010	37.650	28.850	3.91	13.37	19.06	194.96	1.07	15.53	178.44	17.45	NA
PSBP	PSB Holding Corp.	MD	Pink Sheet	82.000	88.000	65.000	-6.82	6.49	35.01	443.49	0.00	23.91	234.21	18.49	23.91
RSAM	Rising Sun Bancorp	MD	OTC BB	30.000	31.500	27.000	-4.34	-3.23	NA	NA	0.57	NA	NA	NA	NA
SASR	Sandy Spring Bancorp Inc.	MD	NASDAQ	33.530	38.940	30.400	-9.40	2.44	13.91	160.68	0.81	30.48	241.05	20.87	31.82
SHBI	Shore Bancshares Inc.	MD	NASDAQ	32.580	37.500	26.280	10.44	6.82	17.75	148.52	0.74	15.44	183.55	21.94	NA
TCFC	Tri-County Financial Corp.	MD	OTC BB	45.000	45.000	31.367	2.27	9.76	27.65	466.19	0.80	14.11	162.75	9.65	13.77
BHB	Bar Harbor Bankshares	ME	AMEX	27.010	29.200	25.610	0.60	1.31	18.27	220.73	0.83	13.44	147.84	12.24	NA
CAC	Camden National Corp.	ME	AMEX	36.980	40.510	29.990	8.89	16.29	16.68	209.13	1.30	13.95	221.70	17.68	13.95
FNLC	First National Lincoln Corp.	ME	NASDAQ	18.720	19.500	16.000	7.28	12.04	10.26	97.63	0.49	15.22	182.46	19.17	15.22
KTHN	Katahdin Bankshares Corp.	ME	Pink Sheet	75.250	75.250	75.000	0.00	0.33	67.17	1,122.67	0.00	7.24	112.03	6.70	NA
MERB	Merrill Merchants Bancshares	ME	NASDAQ	23.530	25.718	19.660	5.09	6.95	9.48	114.29	0.59	15.69	248.21	20.58	16.12
NBN	Northeast Bancorp	ME	AMEX	22.000	23.500	18.500	6.28	12.07	15.82	228.47	0.36	14.01	139.06	9.63	13.49
RVGR	Rivergreen Bank	ME	OTC BB	25.000	30.000	23.500	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
BNK	TD Banknorth Inc.	ME	NYSE	29.670	36.710	28.560	-1.30	-6.08	37.33	183.29	0.82	21.19	79.48	16.19	15.30
UNBH	Union Bankshares Co.	ME	OTC BB	73.000	79.000	48.750	-0.68	-5.19	36.30	461.33	1.45	16.98	201.11	15.82	17.50
CTDN	Capital Directions Inc.	MI	OTC BB	46.500	54.500	45.000	-3.12	-1.06	25.77	222.64	1.56	19.38	180.44	20.88	19.55
CBC	Capitol Bancorp Ltd.	MI	NYSE	33.740	36.960	25.500	-1.35	10.26	17.75	222.81	0.70	16.22	190.08	15.14	16.10
CYFL	Century Financial Corp.	MI	OTC BB	24.300	25.250	21.048	4.74	3.40	15.28	124.98	0.84	15.78	159.03	19.21	NA
CHFC	Chemical Financial Corp.	MI	NASDAQ	32.350	41.267	28.550	-4.57	4.35	19.68	148.07	1.05	14.70	164.38	21.85	15.03
COFS	ChoiceOne Financial Services	MI	Pink Sheet	19.750	23.810	19.000	2.60	-2.41	12.69	142.99	0.66	16.46	155.63	13.82	18.05
CBCF	Citizens Banking Corp.	MI	NASDAQ	30.310	35.430	26.350	-2.23	10.54	15.31	180.90	1.14	16.47	197.98	16.75	18.10
CKSB	Clarkston Financial Corp.	MI	OTC BB	18.050	21.400	17.400	0.28	-10.86	11.88	177.52	0.00	20.28	151.94	10.17	17.80
CNBZ	CNB Corp.	MI	OTC BB	44.500	47.381	44.500	-6.08	-6.08	20.11	209.04	0.00	16.79	221.24	21.29	16.79
CMA	Comerica Inc.	MI	NYSE	59.550	63.800	53.170	2.27	3.35	30.60	327.04	2.17	12.46	194.61	18.21	12.10
CEFC	Commercial National Financial	MI	OTC BB	10.350	12.900	10.000	-1.43	-11.91	4.46	81.10	0.48	15.92	232.06	12.76	15.92
CCBD	Community Central Bank Corp.	MI	NASDAQ	15.000	17.050	10.286	0.00	7.22	9.55	118.20	0.19	15.31	157.07	12.69	15.70
CSHB	Community Shores Bank Corp.	MI	NASDAQ	15.000	15.860	11.500	9.89	16.73	9.81	155.47	0.00	18.52	152.91	9.65	18.52
CYBK	County Bank Corp.	MI	OTC BB	56.950	65.000	52.000	0.26	-0.09	27.23	224.98	1.50	17.47	209.16	25.31	NA
DEAR	Dearborn Bancorp Inc.	MI	NASDAQ	26.100	29.429	22.903	-1.10	5.53	15.52	137.89	0.00	22.50	168.17	18.93	20.99

KELLER & COMPANY	Page 13
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

EFIN	Eastern Michigan Fncl. Corp.	MI	Pink Sheet	25.000	26.500	23.500	5.26	3.09	17.72	197.91	0.88	12.95	141.08	12.63	12.62
FETM	Fentura Financial Inc.	MI	OTC BB	33.650	42.250	33.000	1.82	-2.46	23.53	316.73	0.95	13.20	143.01	10.63	13.86
FBMI	Firstbank Corp.	MI	NASDAQ	25.520	29.020	24.200	-5.45	0.58	14.10	155.24	0.85	14.42	180.99	16.43	14.49
FNHM	FNBH Bancorp Inc.	MI	OTC BB	29.500	32.000	27.550	4.24	-1.67	14.58	146.13	0.76	14.53	202.33	20.18	14.59
HCBN	HCB Financial Corp.	MI	OTC BB	30.750	34.250	30.050	-0.81	-0.81	25.55	235.20	0.95	14.64	120.33	13.07	NA
HCNB	Hillsdale County National Bank	MI	Pink Sheet	35.000	35.000	35.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
IBTM	IBT Bancorp Inc.	MI	Pink Sheet	43.500	45.500	40.300	-4.40	3.69	14.76	137.45	0.11	32.71	294.79	31.65	33.02
ICNB	ICNB Financial Corp	MI	OTC BB	24.250	27.000	22.000	1.04	6.92	20.76	200.33	0.91	13.70	116.81	12.10	13.76
IBCP	Independent Bank Corp.	MI	NASDAQ	30.000	31.610	24.700	0.57	7.76	11.52	153.59	0.72	14.56	260.42	19.54	14.30
KEFI	Keweenaw Financial Corporation	MI	Pink Sheet	123.750	123.750	120.250	0.00	0.00	87.53	1,023.92	0.00	10.57	141.37	12.09	NA
MCBC	Macatawa Bank Corp.	MI	NASDAQ	37.240	40.000	21.775	3.85	15.13	13.34	174.66	0.51	23.57	279.16	21.32	23.57
MFNC	Mackinac Financial Corp	MI	NASDAQ	12.700	36.600	7.000	-9.61	-13.31	8.32	80.51	0.00	2.90	152.64	15.77	NM
MBTF	MBT Financial Corp.	MI	NASDAQ	19.700	26.000	17.360	-1.50	-1.10	9.09	91.60	0.64	15.76	216.72	21.51	15.93
MBWM	Mercantile Bank Corp.	MI	NASDAQ	44.380	48.248	31.429	3.78	11.64	19.68	225.41	0.40	20.55	225.51	19.69	19.88
MCBP	Michigan Community Bancorp	MI	Pink Sheet	4.700	4.900	4.250	2.17	2.17	NA	NA	0.00	NA	NA	NA	NA
MHBC	Michigan Heritage Bancorp	MI	OTC BB	12.500	13.500	11.000	11.51	8.70	10.63	108.02	0.00	32.89	117.64	11.57	33.55
OKFC	O.A.K. Financial Corp.	MI	OTC BB	42.500	44.000	40.909	-1.16	2.86	26.38	252.98	0.62	17.71	161.11	16.80	17.86
OXBC	Oxford Bank Corporation	MI	OTC BB	56.900	62.000	52.000	4.40	1.61	36.16	405.11	1.38	15.13	157.36	14.05	15.22
PVLN	Pavilion Bancorp Inc.	MI	OTC BB	52.000	67.000	52.000	-5.45	-17.13	32.63	369.31	1.22	7.02	159.35	14.08	NA
PFI	Pelican Financial Inc.	MI	AMEX	6.320	7.400	4.750	8.78	7.12	3.47	45.35	0.00	NM	182.37	13.94	NM
PSBG	PSB Group	MI	OTC BB	19.350	21.924	17.619	4.26	-4.39	14.79	157.76	0.70	12.65	130.83	11.68	13.74
RBNC	Republic Bancorp Inc.	MI	NASDAQ	14.550	16.280	12.430	-4.84	9.40	5.91	87.79	0.44	15.00	246.19	16.58	15.26
SLBY	Shelby Financial Corp.	MI	Pink Sheet	30.000	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
SOMC	Southern Michigan Bancorp Inc.	MI	OTC BB	26.000	28.500	24.010	2.77	-3.53	14.80	187.19	0.69	12.44	175.72	13.89	NA
UBMI	United Bancorp Inc.	MI	OTC BB	63.000	68.000	60.952	-6.32	-1.97	25.52	266.74	1.35	NA	246.87	23.62	20.40
UNIB	University Bancorp Inc.	MI	NASDAQ	1.820	3.480	0.600	1.11	4.00	0.77	12.66	0.00	NM	236.36	14.43	NM
MFGI	Merchants Financial Group Inc	MN	Pink Sheet	36.500	37.500	33.750	0.00	0.69	23.74	240.15	0.48	16.37	153.75	15.20	NA
NSBK	Northern Star Financial Inc.	MN	OTC BB	5.000	6.000	2.000	42.86	11.11	2.44	79.64	0.00	NM	204.92	6.28	NA
TCB	TCF Financial Corp.	MN	NYSE	27.070	32.620	24.550	1.73	4.44	7.12	94.00	0.83	13.88	380.20	28.79	14.71
USB	U.S. Bancorp	MN	NYSE	29.650	31.650	26.800	1.40	3.13	10.88	111.53	1.14	12.95	272.52	26.59	12.90
BBIM	Bremen Bancorp	MO	Pink Sheet	123.000	123.000	111.000	8.85	8.85	135.13	1,546.19	0.00	14.34	91.03	7.96	NA
CASS	Cass Information Systems	MO	NASDAQ	45.950	45.950	34.000	6.98	18.58	19.22	200.27	0.84	17.54	239.13	22.94	20.99
CBSH	Commerce Bancshares Inc.	MO	NASDAQ	52.850	54.720	44.410	4.90	7.59	20.82	213.57	0.94	16.72	253.84	24.74	16.95
EFSC	Enterprise Financial Services	MO	NASDAQ	23.140	27.730	14.150	-6.96	18.73	8.00	113.42	0.12	23.61	289.25	20.40	NA
EXJF	Exchange National Bancshares	MO	NASDAQ	28.990	31.530	26.740	3.61	1.90	22.67	279.73	0.81	14.42	127.87	10.36	NA

KELLER & COMPANY	Page 14
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

GSBC	Great Southern Bancorp Inc.	MO	NASDAQ	29.945	43.250	27.500	-8.09	2.52	10.85	146.23	0.48	15.28	275.99	20.47	15.28
GFED	Guaranty Federal Bcshs Inc.	MO	NASDAQ	26.330	27.480	19.220	14.03	13.74	14.57	168.38	0.64	15.49	180.71	15.64	NA
IFBH	IFB Holdings Inc.	MO	Pink Sheet	8.000	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
SMBC	Southern Missouri Bancorp Inc.	MO	NASDAQ	14.500	19.000	13.850	4.32	0.00	11.24	147.42	0.36	NM	129.00	9.76	NM
UMBF	UMB Financial Corp.	MO	NASDAQ	61.380	64.990	46.460	4.30	9.29	38.36	323.75	0.88	27.28	160.01	18.96	29.48
BXS	BancorpSouth Inc.	MS	NYSE	22.380	25.250	19.910	-6.75	2.99	11.96	138.37	0.76	15.87	187.12	16.17	15.94
BKBK	Britton & Koontz Capital Corp.	MS	NASDAQ	21.110	23.500	16.450	2.03	14.48	14.93	188.26	0.65	13.62	141.39	11.21	13.62
CIZ	Citizens Holding Co.	MS	AMEX	23.400	23.650	19.700	1.52	13.04	12.50	118.35	0.62	14.81	187.20	19.77	14.81
FBMS	First Bancshares Inc.	MS	OTC BB	25.200	30.000	15.500	0.80	12.00	14.34	197.14	0.10	23.77	175.75	12.78	NA
FMFC	First M & F Corp.	MS	NASDAQ	33.850	35.950	31.350	-0.88	5.75	25.60	269.00	1.01	13.17	132.23	12.58	13.17
HBHC	Hancock Holding Co.	MS	NASDAQ	35.480	37.840	28.250	0.82	13.10	14.87	148.22	0.66	18.01	238.60	23.94	18.37
NBY	NBC Capital Corp.	MS	AMEX	24.100	28.700	22.770	-3.10	2.21	14.46	173.45	0.96	14.43	166.67	13.89	15.10
PFBX	Peoples Financial Corp.	MS	NASDAQ	18.550	19.950	16.500	4.51	2.20	15.61	116.28	0.38	13.16	118.83	15.96	17.13
RNST	Renasant Corp.	MS	NASDAQ	31.050	35.990	28.000	-2.20	-1.40	22.64	226.33	0.85	14.93	137.15	13.72	14.59
TRMK	Trustmark Corp.	MS	NASDAQ	27.750	32.780	26.690	-5.61	-0.22	13.12	142.64	0.80	15.08	211.51	19.46	14.31
GBCI	Glacier Bancorp Inc.	MT	NASDAQ	29.060	29.920	20.600	9.25	31.95	9.53	112.99	0.57	18.99	304.93	25.71	18.96
UBMT	United Financial Corp.	MT	NASDAQ	24.420	25.250	22.300	1.75	1.33	12.75	152.46	1.11	15.86	191.53	16.05	15.94
FSBC	1st State Bancorp Inc.	NC	NASDAQ	36.090	36.500	24.250	-0.30	24.45	22.81	128.71	0.40	31.38	158.22	28.04	NA
ACBA	American Community Bancshares	NC	NASDAQ	17.650	18.750	12.120	2.32	16.73	10.85	92.50	0.15	19.18	162.67	19.08	17.51
BAC	Bank of America Corp.	NC	NYSE	43.250	47.470	41.700	-4.12	-5.67	24.96	310.29	1.85	10.68	173.28	13.94	11.15
GRAN	Bank of Granite Corp.	NC	NASDAQ	19.860	22.930	16.600	1.33	14.27	10.71	81.51	0.52	19.47	185.43	24.37	19.39
BKOR	Bank of Oak Ridge	NC	NASDAQ	10.500	11.750	9.510	5.11	4.90	8.06	77.89	0.00	47.73	130.27	13.49	48.46
BCAR	Bank of the Carolinas	NC	NASDAQ	16.640	18.000	12.750	8.47	8.40	10.50	98.16	0.20	26.84	158.43	16.95	27.73
BKWW	Bank of Wilmington	NC	NASDAQ	10.720	11.720	8.400	9.39	22.93	6.85	66.99	0.00	26.15	156.49	16.00	28.92
BBT	BB&T Corp.	NC	NYSE	41.050	43.250	37.040	1.28	1.99	20.28	193.56	1.43	14.16	202.42	21.21	13.98
BNCN	BNC Bancorp	NC	NASDAQ	18.880	21.550	15.550	0.69	-3.67	8.98	160.94	0.16	16.56	210.27	11.73	16.95
CBKN	Capital Bank Corp.	NC	NASDAQ	16.622	19.460	14.800	10.81	3.24	12.00	138.46	0.23	18.68	138.52	12.00	20.54
CSNC	Cardinal State Bank	NC	NASDAQ	12.440	13.990	10.200	2.81	-4.31	8.29	64.03	0.00	41.47	150.14	19.43	41.47
CLBH	Carolina Bank Holdings Inc.	NC	NASDAQ	14.200	16.820	12.300	-12.07	1.43	9.68	143.15	0.00	17.53	146.69	9.92	NA
CART	Carolina Trust Bank	NC	NASDAQ	15.950	16.800	12.030	15.58	25.10	9.68	75.11	0.00	25.32	164.78	21.24	25.32
COOP	Cooperative Bankshares Inc.	NC	NASDAQ	19.000	19.900	14.667	1.66	4.68	11.39	155.12	0.19	15.97	166.81	12.24	15.98
CRFN	Crescent Financial Corp.	NC	NASDAQ	16.670	17.470	10.652	0.42	5.51	6.83	95.34	0.00	26.89	244.07	17.48	28.42
ECBE	ECB Bancorp Inc.	NC	NASDAQ	28.500	35.000	27.000	-3.16	3.11	15.66	253.32	0.61	17.59	181.99	11.25	14.67
FBNC	First Bancorp	NC	NASDAQ	20.430	29.730	19.253	-8.18	-2.71	10.88	122.69	0.68	14.80	187.78	16.65	15.03
FCTR	First Charter Corp.	NC	NASDAQ	23.410	28.110	20.430	2.00	3.08	10.73	151.74	0.76	15.93	218.17	15.43	15.93

KELLER & COMPANY	Page 15
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

FCNCA	First Citizens BancShares Inc.	NC	NASDAQ	160.150	168.420	113.780	1.57	21.46	108.70	1,343.92	1.10	17.28	147.33	11.92	17.33
FNSE	First National Bank of Shelby	NC	Pink Sheet	181.000	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
FSBK	First South Bancorp Inc.	NC	NASDAQ	32.850	36.250	23.430	-0.39	9.50	10.10	125.11	0.74	17.47	325.25	26.26	17.47
NCFT	First Trust Bank	NC	OTC BB	22.250	27.000	16.875	2.06	8.54	8.57	119.72	0.00	18.24	259.63	18.58	19.35
FNBN	FNB Corp.	NC	NASDAQ	21.000	22.000	16.300	5.00	-1.22	15.13	161.08	0.60	13.21	138.80	13.04	13.03
FNBF	FNB Financial Services Corp.	NC	NASDAQ	17.370	20.250	13.104	-2.42	-3.50	10.49	140.06	0.43	15.37	165.59	12.40	15.36
FOFN	Four Oaks Fincorp Inc.	NC	OTC BB	26.000	29.000	17.600	5.05	4.00	10.97	122.69	0.35	17.57	237.01	21.19	18.74
GBTS	Gateway Financial Holdings	NC	NASDAQ	17.950	18.891	11.636	-0.83	9.69	8.94	91.71	0.07	43.78	200.78	19.57	46.47
HPTB	High Point Bank Corp.	NC	Pink Sheet	257.000	261.000	217.500	2.39	-1.53	181.50	1,312.54	3.93	17.85	141.60	19.58	NA
IFCB	Integrity Financial Corp	NC	NASDAQ	21.260	24.991	11.691	-2.56	6.20	11.81	121.84	0.15	51.85	180.02	17.45	57.41
LTLB	Little Bank Incorporated	NC	OTC BB	15.150	15.150	11.550	0.33	2.71	9.95	95.27	0.08	20.20	152.26	15.90	20.20
LXBK	LSB Bancshares Inc.	NC	NASDAQ	18.000	19.230	15.950	-0.11	2.27	10.66	115.74	0.66	17.82	168.86	15.55	17.82
MFBP	M&F Bancorp Inc.	NC	OTC BB	13.000	19.500	10.000	13.04	0.78	11.83	139.55	0.20	30.23	109.89	9.32	30.27
MCFI	MidCarolina Financial Corp.	NC	OTC BB	17.880	18.333	13.542	11.75	8.36	7.01	133.05	0.00	22.92	255.04	13.44	NA
MOBT	Mountain 1st Bank & Tr	NC	OTC BB	22.050	27.200	8.800	-3.08	-5.16	7.87	90.64	0.00	NA	280.18	24.32	NA
NCBC	New Century Bancorp Inc.	NC	OTC BB	30.000	30.250	18.800	36.36	48.15	11.19	138.23	0.00	26.55	268.10	21.71	26.55
NSBC	North State Bancorp	NC	OTC BB	20.000	25.050	13.478	6.67	10.50	8.12	136.09	0.00	27.40	246.37	14.70	32.26
PKWY	Parkway Bank	NC	OTC BB	12.100	13.500	10.909	-3.20	-1.41	9.38	61.90	0.00	18.33	129.00	19.55	18.33
PEBK	Peoples Bancorp of NC Inc.	NC	NASDAQ	21.510	22.270	16.391	16.84	23.27	15.24	205.47	0.37	14.94	141.14	10.47	14.40
SHKL	Scottish Bank	NC	OTC BB	22.500	22.500	13.250	41.51	45.16	14.12	179.87	0.00	23.44	159.37	12.51	25.50
SCMF	Southern Community Financial	NC	NASDAQ	9.760	11.730	7.970	1.56	4.83	7.61	73.19	0.18	21.69	128.25	13.34	21.65
SSBT	SterlingSouth B&TC	NC	OTC BB	13.500	14.500	10.250	4.01	3.85	9.32	107.02	0.00	19.29	144.87	12.61	29.35
SRYB	Surrey Bancorp	NC	OTC BB	20.000	21.000	17.250	0.00	14.22	10.56	137.77	0.00	16.13	189.39	14.74	21.40
TYBN	Trinity Bank	NC	OTC BB	17.200	17.750	8.400	0.29	60.00	7.16	82.02	0.00	15.78	240.10	20.97	16.40
UTDF	United Financial Inc.	NC	OTC BB	13.750	14.000	7.400	4.96	74.05	6.27	91.90	0.00	NM	219.30	14.95	102.83
WBNK	Waccamaw Bankshares Inc.	NC	NASDAQ	19.390	27.490	15.130	6.13	7.13	4.50	63.87	0.00	34.62	430.68	30.36	37.98
WB	Wachovia Corp.	NC	NYSE	49.440	56.280	43.320	-1.22	-4.85	30.37	324.50	1.78	12.48	162.79	15.24	12.05
WFSC	Weststar Financial Svcs Corp	NC	OTC BB	11.500	15.000	8.217	9.52	-3.36	7.18	96.89	0.00	25.00	160.17	11.87	25.00
YAVY	Yadkin Valley Bank and Trust	NC	NASDAQ	14.000	15.250	12.600	-6.35	0.00	10.65	92.68	0.41	14.58	131.46	15.11	14.64
ALRS	Alerus Financial Corp.	ND	OTC BB	27.000	27.500	18.650	9.20	10.20	15.28	136.75	0.56	16.88	176.70	19.75	17.00
BNCC	BNCCORP Inc.	ND	NASDAQ	14.250	17.000	13.550	-1.72	-2.06	15.58	250.00	0.00	11.97	91.46	5.70	10.89
FINN	First National of Nebraska	NE	Pink Sheet	4,775.000	5,350.000	4,250.000	-1.55	-4.98	3174.84	38,198.17	115.00	14.66	150.40	12.50	NA
CXBT	Centrix Bank & Trust	NH	OTC BB	18.620	20.500	15.000	11.10	3.44	10.49	131.11	0.00	20.02	177.50	14.20	20.02
CBNH	Community Bank & Trust Company	NH	OTC BB	32.600	35.000	29.000	-0.76	-4.12	11.91	124.74	1.75	14.89	273.72	26.13	14.89
CORB	Connecticut River Bancorp Inc.	NH	Pink Sheet	15.900	16.000	13.100	9.66	9.66	10.93	144.59	0.30	14.45	145.46	11.00	15.59

KELLER & COMPANY	Page 16
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

NWFI	Northway Financial Inc.	NH	NASDAQ	33.430	44.000	29.300	4.47	2.02	33.45	417.93	0.70	13.93	99.94	8.00	14.06
FCOB	1st Colonial Bancorp	NJ	OTC BB	9.900	10.714	8.238	1.02	4.21	7.78	66.92	0.00	30.94	127.25	14.79	31.35
FCCY	1st Constitution Bancorp	NJ	NASDAQ	20.540	23.390	14.810	4.32	8.11	8.47	106.51	0.00	16.70	242.50	19.28	NA
ASCN	Absecon Bancorp	NJ	Pink Sheet	212.000	212.000	212.000	0.00	0.00	106.32	1,278.77	8.00	18.78	199.40	16.58	NA
ADBK	Advantage Bank	NJ	OTC BB	16.000	17.000	11.905	18.52	3.23	7.53	85.76	0.05	36.36	212.48	18.65	36.57
BCBP	BCB Bancorp Inc	NJ	OTC BB	20.350	21.400	14.400	5.17	6.54	9.08	130.55	0.00	14.03	224.12	15.59	15.40
BORD	Boardwalk Bank	NJ	NASDAQ	17.400	19.420	13.476	2.65	1.11	10.42	118.41	0.11	23.51	166.99	14.69	22.73
BRB	Brunswick Bancorp	NJ	AMEX	12.400	14.657	11.950	-3.12	-5.70	13.21	53.49	0.00	22.55	93.87	23.18	22.55
CNBC	Center Bancorp Inc.	NJ	NASDAQ	11.090	12.981	10.730	-2.72	-1.73	7.57	87.78	0.35	14.79	146.50	12.64	14.82
CJBK	Central Jersey Bancorp	NJ	NASDAQ	16.310	20.000	11.000	3.23	17.12	7.74	61.45	0.00	54.37	210.74	26.54	52.61
CBH	Commerce Bancorp Inc.	NJ	NYSE	33.090	34.150	23.970	9.35	16.64	11.48	204.26	0.43	18.69	288.24	15.98	19.43
CMTB	Community Bk of Bergen County	NJ	OTC BB	55.500	56.050	47.250	0.91	2.78	NA	NA	1.47	NA	NA	NA	NA
CBKJ	Cornerstone Bank	NJ	OTC BB	13.800	14.750	12.000	-2.13	-2.82	10.01	105.97	0.00	35.38	137.80	13.02	35.38
ELMA	Elmer Bancorp Inc.	NJ	OTC BB	35.800	41.250	30.000	5.29	2.29	13.98	164.44	1.08	21.31	256.12	21.77	NA
EBNJ	Enterprise Bank	NJ	OTC BB	7.500	8.500	7.000	0.00	3.45	6.53	32.15	0.00	NM	114.85	23.32	NM
FMJE	First Morris Bank & Trust	NJ	OTC BB	52.750	61.990	42.273	-2.31	-9.05	NA	NA	0.00	NA	NA	NA	NA
GFLS	Greater Community Bancorp	NJ	NASDAQ	16.150	16.870	13.551	3.46	3.46	7.80	114.96	0.48	15.09	207.05	14.04	16.26
HCBP	Harvest Community Bank	NJ	OTC BB	12.600	15.250	11.000	0.00	-8.36	9.35	97.19	0.00	34.05	134.81	12.96	34.12
HTBC	Hilltop Community Bancorp Inc.	NJ	OTC BB	10.850	13.900	10.050	-1.18	-0.46	7.37	94.38	0.00	54.25	147.25	11.50	NA
HWDY	Hopewell Valley Cmnty Bank	NJ	Pink Sheet	18.300	20.000	10.833	1.67	7.65	NA	NA	0.00	26.14	NA	NA	27.73
HU	Hudson United Bancorp	NJ	NYSE	42.150	42.480	31.310	13.83	24.04	12.06	207.05	1.46	14.58	349.50	20.35	15.40
IFCJ	Interchange Financial Services	NJ	NASDAQ	17.860	19.960	15.333	-3.46	-0.89	8.10	79.75	0.35	18.41	220.49	22.40	19.03
LBAI	Lakeland Bancorp	NJ	NASDAQ	15.300	17.571	13.438	-0.22	4.32	9.05	97.96	0.38	17.59	169.06	15.61	17.80
LBBB	Liberty Bell Bank	NJ	NASDAQ	6.750	12.000	5.520	9.76	0.00	5.69	36.87	0.00	NM	118.61	18.31	NM
MTLA	Minotola National Bank	NJ	Pink Sheet	0.170	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
NMNB	New Millennium Bank	NJ	OTC BB	35.000	40.952	27.857	-5.41	2.94	NA	NA	0.00	NA	NA	NA	NA
PKBK	Parke Bancorp Inc.	NJ	NASDAQ	19.500	19.792	13.433	23.26	21.95	11.18	115.68	0.00	16.39	174.40	16.86	16.41
PCCB	Pascack Community Bank	NJ	OTC BB	10.700	11.500	9.500	-0.47	1.42	NA	NA	0.00	NA	NA	NA	NA
PGC	Peapack-Gladstone Financial	NJ	AMEX	27.800	33.000	25.500	-4.14	-5.92	11.90	141.77	0.44	17.27	233.61	19.61	17.17
PEBA	Penn Bancshares	NJ	Pink Sheet	43.900	43.900	42.050	0.00	0.00	37.70	432.64	0.00	11.09	116.45	10.15	NA
RFHB	Rumson-Fair Haven BT&C	NJ	OTC BB	19.250	22.000	9.791	6.94	17.64	6.47	62.25	0.00	NM	297.53	30.94	95.08
SHRC	Shore Community Bank	NJ	OTC BB	24.00	33.50	15.18	6.76	-1.03	NA	NA	0.00	30.00	NA	NA	32.00
SOMH	Somerset Hills Bancorp	NJ	NASDAQ	11.350	12.838	10.333	-2.07	3.45	7.38	64.49	0.02	30.68	153.69	17.60	30.80
STNJ	Sterling Bank	NJ	NASDAQ	11.410	12.400	8.600	2.40	18.62	7.52	74.05	0.11	27.17	151.65	15.41	27.59
SSFN	Stewardship Financial Corp.	NJ	OTC BB	17.950	18.571	13.200	1.41	19.67	7.16	101.64	0.26	19.30	250.70	17.65	19.31

KELLER & COMPANY	Page 17
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

SNBC	Sun Bancorp Inc.	NJ	NASDAQ	21.110	24.333	19.495	-2.09	0.91	15.86	173.17	0.00	21.32	133.10	12.19	22.03
SBB	Sussex Bancorp	NJ	AMEX	14.400	16.950	12.890	1.41	1.05	10.84	96.26	0.28	17.78	132.84	14.91	17.89
TBWN	Town Bank	NJ	OTC BB	14.150	16.050	9.500	8.85	8.85	8.27	78.31	0.00	15.38	171.10	18.08	15.38
TWRV	Two River Community Bank	NJ	OTC BB	16.500	18.500	15.000	3.12	-2.88	5.58	63.09	0.00	38.37	295.70	26.15	43.42
UHBE	United Heritage Bank	NJ	OTC BB	5.000	7.000	5.000	-16.67	-16.67	NA	NA	0.00	NA	NA	NA	NA
UNTY	Unity Bancorp Inc.	NJ	NASDAQ	12.090	13.314	10.095	1.09	9.47	6.29	94.56	0.16	13.90	192.21	12.78	13.59
VLY	Valley National Bancorp	NJ	NYSE	23.990	27.105	22.800	0.21	0.08	8.24	110.24	0.86	16.10	291.14	21.76	16.39
YANB	Yardville National Bancorp	NJ	NASDAQ	35.350	36.370	27.250	-2.75	6.32	16.14	277.19	0.46	18.13	219.02	12.76	18.81
FSNM	First State Bancorp.	NM	NASDAQ	21.580	23.910	14.500	10.38	17.22	9.83	130.70	0.27	19.10	219.53	16.51	19.00
TBHS	Bank Holdings	NV	NASDAQ	19.550	20.700	15.350	2.84	18.70	9.39	95.70	0.00	NM	208.20	20.42	88.26
BBNV	Business Bank Corporation	NV	OTC BB	38.250	40.250	27.000	2.41	8.05	15.05	191.51	0.00	23.61	254.15	19.97	22.89
CBON	Community Bancorp	NV	NASDAQ	32.890	33.900	23.350	2.27	30.98	12.09	96.39	0.00	29.63	272.04	34.11	24.49
GBFL	Great Basin Financial Corp.	NV	OTC BB	34.000	36.000	29.000	0.00	3.03	15.52	268.54	0.00	NA	219.13	12.66	NA
SSBX	Silver State Bancorp	NV	OTC BB	21.000	22.000	8.000	25.37	21.39	4.20	59.89	0.00	20.19	500.00	35.02	20.19
VLLY	Valley Bancorp	NV	NASDAQ	33.25	45.00	20.85	11.39	20.87	13.85	119.2	0.00	19.91	240.07	27.88	19.87
WAL	Western Alliance Bancorp	NV	NYSE	29.750	31.500	24.950	14.47	NA	9.99	117.69	0.00	24.19	297.80	25.28	24.28
ALNC	Alliance Financial Corp.	NY	NASDAQ	30.820	32.480	27.110	-0.58	-1.06	19.70	260.35	0.84	15.18	156.45	11.84	15.58
AROW	Arrow Financial Corp.	NY	NASDAQ	27.680	32.650	24.000	-4.72	8.46	11.64	143.66	0.93	15.04	237.80	19.27	15.17
BSPA	Ballston Spa Bancorp Inc.	NY	OTC BB	35.500	39.000	29.500	2.16	1.43	24.13	407.94	0.96	30.60	147.12	8.70	NA
BARK	Bank of Akron	NY	Pink Sheet	52.500	NA	NA	0.00	0.00	NA	NA	3.10	NA	NA	NA	NA
BK	Bank of New York Co.	NY	NYSE	30.380	34.090	26.930	4.43	6.41	12.29	133.66	0.86	15.82	247.19	22.72	16.21
BKUT	Bank of Utica	NY	OTC BB	501.000	537.000	402.000	-6.70	-6.36	NA	NA	6.30	NA	NA	NA	NA
BERK	Berkshire Bancorp Inc.	NY	NASDAQ	17.830	22.040	15.020	-2.83	-6.36	15.53	150.35	0.13	16.82	114.81	11.86	17.94
BDGE	Bridge Bancorp Inc.	NY	OTC BB	29.500	33.000	25.100	11.32	-0.34	7.63	89.01	0.84	18.91	386.88	33.14	19.20
OCNB	Bridge Street Financial	NY	NASDAQ	18.000	19.010	14.500	1.41	11.46	11.70	96.72	0.26	40.00	153.85	18.61	43.10
CBTI	Capital Bank & Trust Co.	NY	OTC BB	6.250	7.500	5.750	-10.71	5.04	3.64	96.97	0.00	NA	171.54	6.71	NA
CHMG	Chemung Financial Corp.	NY	OTC BB	31.000	35.000	28.000	-4.62	-7.46	21.57	195.11	0.95	14.76	143.72	16.19	16.07
C	Citigroup Inc.	NY	NYSE	43.630	49.990	42.100	-6.09	-6.93	21.65	299.37	1.72	10.77	201.52	14.58	11.38
CNBI	CNB Bancorp Inc.	NY	OTC BB	37.900	39.700	23.990	-0.26	48.63	17.76	188.81	0.83	26.88	213.43	20.07	20.40
CBOG	Community Bank of Orange NA	NY	Pink Sheet	5.000	7.500	3.500	5.26	12.36	4.11	14.98	0.00	NM	121.59	33.38	NM
CBU	Community Bank System Inc.	NY	NYSE	23.360	28.660	21.400	-6.56	0.99	15.65	142.67	0.72	13.43	149.27	16.37	14.56
CCAB	Community Capital Bank	NY	OTC BB	28.000	28.000	27.000	0.00	0.00	27.80	604.85	0.20	NA	100.72	4.63	NA
CYHC	Country Bank Holding Co., Inc.	NY	Pink Sheet	11,350.000	NA	NA	0.00	0.00	10226.76	200,836.59	550.00	12.06	110.98	5.65	NA
DBAI	Delaware Bancshares Inc.	NY	Pink Sheet	32.000	37.000	31.000	0.00	-3.03	22.09	160.98	0.00	18.50	144.86	19.88	18.80
DWNX	Delhi Bank Corp.	NY	Pink Sheet	34.350	36.000	29.000	-0.43	4.09	22.90	249.52	0.81	NM	150.00	13.77	15.32

KELLER & COMPANY	Page 18
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

EPSB	Empire State Bank	NY	OTC BB	9.400	11.050	9.050	1.62	-2.59	7.76	20.96	0.00	NA	121.13	44.87	NA
EVBN	Evans Bancorp Inc.	NY	NASDAQ	22.170	32.400	19.448	2.64	-0.36	14.18	178.29	0.65	12.25	156.35	12.43	12.75
FISI	Financial Institutions Inc.	NY	NASDAQ	17.920	27.750	17.050	-4.07	-4.43	14.29	195.23	0.56	19.06	125.40	9.25	20.15
FIGR	First National Bank of Groton	NY	Pink Sheet	166.150	166.150	166.150	0.00	0.00	197.45	1,718.02	8.70	NA	84.15	9.67	NA
FNBS	First National Bank of Scotia	NY	Pink Sheet	120.000	126.000	88.000	0.00	-4.76	NA	NA	1.80	NA	NA	NA	NA
FLIC	First of Long Island Corp.	NY	NASDAQ	44.290	50.820	36.000	4.88	13.71	24.03	260.20	0.84	14.96	184.31	17.02	14.51
GOBN	Gotham Bank	NY	Pink Sheet	81.000	94.000	71.750	2.21	0.00	66.16	1,191.29	0.75	16.67	122.43	6.80	17.86
HUVL	Hudson Valley Holding Corp.	NY	OTC BB	59.250	71.000	51.000	1.28	2.16	21.43	258.16	1.78	14.67	276.42	22.95	15.74
IBCA	Intervest Bancshares Corp.	NY	NASDAQ	20.011	22.000	14.450	9.35	14.02	15.60	240.72	0.00	9.62	128.28	8.31	9.76
JFBC	Jeffersonville Bancorp	NY	NASDAQ	26.000	26.000	16.160	13.04	11.83	8.96	82.88	0.42	19.12	290.28	31.37	19.16
JPM	JPMorgan Chase & Co.	NY	NYSE	35.250	40.450	33.350	0.80	-1.81	29.95	333.32	1.36	20.03	117.70	10.58	15.92
NUBK	Kinderhook Bank Corp.	NY	Pink Sheet	22.000	23.500	19.000	0.00	-6.38	NA	NA	0.36	NA	NA	NA	NA
LICB	Long Island Financial Corp.	NY	NASDAQ	40.800	41.640	29.010	26.59	23.64	18.49	350.01	0.48	18.72	220.66	11.66	18.68
LYBC	Lyons Bancorp	NY	OTC BB	40.000	40.000	33.500	2.96	10.34	22.67	383.04	0.82	15.33	176.44	10.44	16.36
MTB	M&T Bank Corp.	NY	NYSE	107.340	112.500	92.490	0.86	3.11	51.20	477.87	1.70	16.54	209.65	22.46	16.62
NCXS	National Bank of Coxsackie	NY	Pink Sheet	65.500	66.200	62.250	0.00	-1.06	NA	NA	2.14	NA	NA	NA	NA
NBTB	NBT Bancorp Inc.	NY	NASDAQ	22.970	26.840	20.100	-5.98	1.95	10.22	135.38	0.76	14.82	224.76	16.97	14.86
NFB	North Fork Bancorp.	NY	NYSE	27.140	30.813	25.240	-5.70	-4.94	19.26	126.18	0.88	13.57	140.91	21.51	13.80
NTHN	Northern New York Bancorp Inc.	NY	Pink Sheet	48.500	52.000	46.250	-3.00	2.11	NA	NA	0.00	NA	NA	NA	NA
ORGC	Orange County Trust Co.	NY	Pink Sheet	57.000	60.000	50.000	3.64	-0.87	29.15	200.87	0.00	NA	195.54	28.38	20.23
SBNY	Signature Bank	NY	NASDAQ	28.460	33.139	23.580	13.84	16.16	11.89	128.30	0.00	NM	239.36	22.18	NA
SMTB	Smithtown Bancorp Inc.	NY	NASDAQ	26.690	35.180	22.730	7.27	8.94	8.67	134.14	0.22	15.16	308.00	19.90	15.32
SOBS	Solvay Bank Corp.	NY	OTC BB	75.000	79.950	69.000	0.07	-3.85	18.48	202.78	0.74	33.19	405.84	36.99	33.24
SMFB	Stamford Bank Corp.	NY	OTC BB	38.750	40.000	37.250	3.33	3.33	33.38	239.30	1.20	18.90	116.09	16.19	29.14
STB	State Bancorp Inc.	NY	AMEX	18.540	23.875	16.917	-4.92	6.45	9.44	131.98	0.50	17.66	196.40	14.05	18.16
STL	Sterling Bancorp	NY	NYSE	22.340	28.750	20.950	1.59	0.86	8.43	103.91	0.73	17.05	265.01	21.49	17.40
SUBK	Suffolk Bancorp	NY	NASDAQ	31.590	35.769	25.682	-6.40	11.63	9.72	134.58	0.77	15.87	325.00	23.48	16.25
TMP	Tompkins Trustco Inc.	NY	AMEX	44.430	50.000	38.550	0.98	7.34	19.71	228.18	1.15	15.11	225.42	19.47	15.13
UBH	U.S.B. Holding Co.	NY	NYSE	24.520	29.610	18.600	2.81	18.23	9.52	139.75	0.53	17.51	257.56	17.54	17.51
VBNY	Vernon Bank Corp.	NY	OTC BB	36.250	40.000	33.000	3.28	3.28	NA	NA	1.58	NA	NA	NA	NA
VSBN	VSB Bancorp Inc.	NY	OTC BB	23.000	27.000	21.500	6.98	-3.36	9.45	144.95	0.00	13.45	243.39	15.87	13.45
WEFN	WebFinancial Corp.	NY	NASDAQ	12.480	13.000	8.000	8.52	24.80	10.94	13.85	0.00	NM	114.12	90.12	NM
GIW	Wilber Corporation	NY	AMEX	12.180	12.900	11.800	1.08	-1.06	6.14	67.64	0.38	15.82	198.37	18.02	NA
BNBK	BNB Bancorp Inc.	OH	Pink Sheet	82.500	82.500	80.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
CAFI	Camco Financial Corp.	OH	NASDAQ	14.540	17.220	12.750	3.12	6.52	11.86	139.90	0.58	NM	122.60	10.39	NM

KELLER & COMPANY	Page 19
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

CMOH	Commercial Bancshares Inc.	OH	OTC BB	26.500	27.250	25.000	0.00	1.92	18.21	249.23	0.72	20.38	145.50	10.63	22.23
CMNC	Community National Corp.	OH	OTC BB	31.250	31.250	26.400	4.17	17.92	NA	NA	0.50	NA	NA	NA	NA
CBKM	Consumers Bancorp Inc.	OH	OTC BB	17.000	23.000	16.500	0.00	-5.56	9.00	89.19	0.36	18.68	188.89	19.07	NA
CLDB	Cortland Bancorp	OH	OTC BB	20.200	24.750	20.000	-1.46	-3.81	11.71	105.54	1.09	16.97	172.43	19.14	19.90
CHBH	Croghan Bancshares Inc.	OH	OTC BB	38.300	40.500	34.000	7.13	5.66	26.72	241.56	1.14	12.81	143.34	15.85	12.51
CSBB	CSB Bancorp Inc.	OH	OTC BB	22.500	22.500	19.100	10.57	7.91	13.79	117.64	0.54	22.50	163.16	19.12	28.03
DCBF	DCB Financial Corp.	OH	OTC BB	26.250	29.500	23.600	-2.78	3.96	13.96	168.81	0.46	15.53	188.04	15.55	NA
EBSH	Empire Bancshares Inc.	OH	Pink Sheet	24.250	26.500	17.500	0.00	-4.90	NA	NA	0.10	NA	NA	NA	NA
EBLO	Exchange Bancshares Inc.	OH	OTC BB	20.850	21.500	12.400	-0.71	-0.71	13.70	148.58	0.00	NM	152.19	14.03	NM
FMOO	F & M Bancorp	OH	Pink Sheet	124.000	124.000	101.000	22.77	13.24	118.02	1,042.37	3.55	NA	105.07	11.90	NA
FMNB	Farmers National Banc Corp.	OH	OTC BB	14.000	17.500	12.250	-3.11	0.00	6.05	63.66	0.64	26.92	231.40	22.00	NA
FCBQ	FC Banc Corp.	OH	OTC BB	29.000	32.000	27.750	-0.17	3.39	22.26	280.18	0.76	26.61	130.25	10.35	32.95
FITB	Fifth Third Bancorp	OH	NASDAQ	42.850	52.340	40.240	3.98	-2.17	16.82	185.56	1.37	16.42	254.76	23.08	16.21
FBOO	First Bank of Ohio	OH	OTC BB	580.000	580.000	580.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
FCZA	First Citizens Banc Corp.	OH	NASDAQ	20.700	24.750	18.100	-6.50	-7.84	14.73	135.52	1.11	21.34	140.50	15.27	20.96
FSDK	First Citizens National Bank	OH	Pink Sheet	112.000	112.000	105.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
FFBC	First Financial Bancorp.	OH	NASDAQ	17.140	20.280	16.600	-10.54	-3.60	8.53	89.95	0.62	17.85	200.94	19.06	17.78
FIWO	First National Bk of Wellston	OH	Pink Sheet	36.000	36.000	35.500	0.00	0.00	NA	NA	0.00	8.63	NA	NA	8.72
FMER	FirstMerit Corp.	OH	NASDAQ	28.100	29.063	24.120	6.04	11.64	11.69	123.49	1.08	18.86	240.38	22.75	18.62
FIDS	FNB Inc.	OH	OTC BB	30.000	34.000	29.100	-9.09	-11.76	21.93	227.92	0.00	18.07	136.82	13.16	17.85
FUBK	Futura Banc Corp.	OH	OTC BB	17.100	18.542	16.000	0.59	2.34	8.62	102.54	0.40	NM	198.38	16.68	NM
HLAN	Heartland Banccorp	OH	OTC BB	38.000	42.000	34.318	5.56	-1.30	19.72	242.99	0.44	14.96	192.70	15.64	15.03
HBAN	Huntington Bancshares Inc.	OH	NASDAQ	24.320	25.410	22.150	-0.41	1.38	11.40	142.91	0.83	14.74	213.33	17.01	14.82
KEY	KeyCorp	OH	NYSE	33.920	35.000	29.650	1.01	2.17	18.01	222.95	1.29	13.79	188.34	15.21	13.23
KLIB	Killbuck Bancshares Inc.	OH	OTC BB	99.060	99.060	93.000	5.38	5.38	54.92	438.51	2.05	18.73	180.39	22.59	18.77
LCNB	LCNB Corp.	OH	OTC BB	37.750	45.000	36.250	-1.31	0.67	15.72	164.30	1.14	19.36	240.14	22.98	19.72
LNBB	LNB Bancorp Inc.	OH	NASDAQ	18.250	20.700	16.000	6.73	5.49	10.58	119.03	0.72	21.47	172.50	15.33	17.18
MBCN	Middlefield Banc Corp.	OH	Pink Sheet	40.500	46.000	34.286	-1.22	-1.22	20.59	238.54	0.86	15.82	196.70	16.98	15.52
MSOH	Minster Bank	OH	Pink Sheet	41.000	43.000	40.000	-2.38	-3.53	21.65	220.55	0.00	NA	189.38	18.59	NA
NBOH	National Bancshares Corp.	OH	OTC BB	25.300	29.500	24.070	-1.79	-4.53	15.61	136.09	0.63	23.64	162.12	18.59	24.27
NCC	National City Corp.	OH	NYSE	36.270	39.660	32.080	3.54	5.22	20.42	226.12	1.42	9.00	177.62	16.03	11.06
NBTF	NB&T Financial Group Inc.	OH	NASDAQ	24.000	31.500	22.050	6.43	7.14	18.33	200.67	1.02	16.44	130.93	11.96	17.08
OAKF	Oak Hill Financial Inc.	OH	NASDAQ	31.560	39.270	25.000	7.35	3.20	16.36	211.91	0.66	22.23	192.91	14.89	17.36
OHHB	Ohio Heritage Bancorp Inc.	OH	Pink Sheet	58.250	59.500	53.000	0.00	5.91	58.11	574.87	0.00	9.77	100.24	10.13	NA
OLCB	Ohio Legacy Corp	OH	NASDAQ	10.250	15.000	9.760	-4.56	-14.58	8.22	94.45	0.00	20.50	124.65	10.85	20.49

KELLER & COMPANY	Page 20
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

OHSB	Ohio State Bancshares Inc.	OH	OTC BB	90.000	90.000	85.000	0.00	3.45	58.11	764.39	0.00	27.86	154.88	11.77	26.14
OVBC	Ohio Valley Banc Corp.	OH	NASDAQ	25.500	33.000	24.600	-0.78	-5.56	13.57	168.73	0.78	16.04	187.91	15.11	16.04
PDRB	Pandora Bancshares Inc.	OH	Pink Sheet	67.900	69.250	53.000	28.11	15.57	NA	NA	0.00	NA	NA	NA	NA
PRK	Park National Corp.	OH	AMEX	106.210	142.100	98.360	-4.56	3.83	40.34	394.48	3.60	16.60	263.29	26.92	16.50
PEBO	Peoples Bancorp Inc.	OH	NASDAQ	27.760	32.440	24.800	-2.39	3.62	17.24	175.61	0.74	16.52	161.02	15.80	14.79
RBNF	Rurban Financial Corp.	OH	NASDAQ	12.950	14.490	12.050	0.39	-7.50	11.07	98.67	0.15	30.12	116.98	13.12	31.21
SKYF	Sky Financial Group Inc.	OH	NASDAQ	28.480	29.250	23.240	-0.59	5.72	13.96	142.00	0.87	17.47	204.01	20.06	17.98
TSEO	Tri-State 1st Banc Inc.	OH	OTC BB	17.750	19.250	17.350	-0.84	-1.39	10.57	114.15	0.40	22.19	167.97	15.55	22.19
UBCP	United Bancorp Inc.	OH	NASDAQ	12.180	17.009	11.246	-7.73	-6.31	8.84	105.51	0.50	14.50	137.78	11.54	14.43
UBOH	United Bancshares Inc.	OH	NASDAQ	16.950	20.000	14.100	14.76	7.62	12.23	147.42	0.58	17.30	138.59	11.50	18.52
UNIZ	Unizan Financial Corp.	OH	NASDAQ	26.720	28.280	23.320	-1.94	2.61	14.34	112.49	0.54	37.63	186.33	23.75	32.74
WRBO	Western Reserve Bancorp	OH	Pink Sheet	30.000	30.500	30.000	-1.64	NA	23.66	255.78	0.00	NM	126.79	11.73	NM
BANF	BancFirst Corp.	OK	NASDAQ	84.760	90.700	57.940	-2.16	13.01	37.07	392.46	1.12	15.96	228.65	21.60	16.67
BOKF	BOK Financial Corp.	OK	NASDAQ	45.776	49.800	39.430	-1.37	5.74	22.29	238.85	0.20	15.52	205.37	18.99	16.06
CSCP	Central Service Corp.	OK	Pink Sheet	43.000	43.000	22.080	0.00	34.38	41.16	548.47	0.00	8.38	104.48	7.84	NA
FMBC	F & M Bancorp.	OK	Pink Sheet	41.550	51.500	41.500	0.00	-16.90	39.65	522.64	2.80	9.85	104.80	7.95	NA
OKSB	Southwest Bancorp Inc.	OK	NASDAQ	22.540	27.100	16.780	6.07	22.97	11.68	146.28	0.29	14.00	192.98	15.41	13.97
ACBC	Albina Community Bancorp	OR	OTC BB	15.500	15.500	12.500	6.53	3.33	9.76	279.26	0.00	NM	158.81	6.00	NM
BSOG	Bank of Salem	OR	OTC BB	18.500	20.000	11.750	4.23	4.23	6.70	49.71	1.65	NA	276.12	37.22	NA
BEOB	BEO Bancorp	OR	OTC BB	33.000	40.000	33.000	-3.65	-5.71	18.03	368.36	0.00	12.13	183.03	8.96	NA
CPFB	Capital Pacific Bank	OR	OTC BB	11.990	14.950	10.600	-0.99	-2.12	7.99	37.63	0.00	NM	150.06	31.84	NA
CACB	Cascade Bancorp	OR	NASDAQ	21.610	23.500	16.700	0.89	11.11	5.56	68.92	0.31	20.78	388.67	31.38	20.78
CBAO	Century Bank	OR	OTC BB	12.500	12.750	11.900	4.17	4.17	8.96	29.81	0.00	NA	139.59	41.94	NA
CBBO	Columbia Bancorp	OR	NASDAQ	20.350	21.000	14.950	7.39	10.36	8.05	87.30	0.36	14.03	252.80	23.31	15.21
CLBC	Columbia Commercial Bancorp	OR	OTC BB	33.150	33.500	22.000	9.41	20.55	NA	NA	0.00	NA	NA	NA	NA
HVYB	Home Valley Bancorp Inc.	OR	OTC BB	11.275	11.275	6.810	7.38	23.90	5.14	92.67	0.00	17.08	219.36	12.17	17.24
MBNC	Merchants Bancorp	OR	OTC BB	14.000	15.000	9.546	7.69	24.44	5.35	65.30	0.00	21.54	261.68	21.43	NA
MVBO	Mid-Valley Bank	OR	OTC BB	15.000	17.250	10.600	-0.33	-7.69	7.47	80.28	0.00	28.85	200.83	18.68	28.48
OPBP	Oregon Pacific Bancorp	OR	OTC BB	10.550	11.150	6.600	-0.94	17.22	4.25	65.15	0.21	19.18	248.24	16.21	25.68
PCBK	Pacific Continental Corp.	OR	NASDAQ	15.850	16.740	12.416	2.72	0.96	6.07	63.22	0.26	16.34	261.31	25.07	16.34
PWBO	Pacific West Bank	OR	OTC BB	11.750	11.750	11.750	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA

KELLER & COMPANY	Page 21
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

PBCO	People’s Bank of Commerce	OR	OTC BB	22.000	22.857	16.000	10.00	2.33	13.08	95.44	0.00	14.86	168.20	23.05	14.85
PRWT	PremierWest Bancorp	OR	NASDAQ	15.030	16.240	9.476	-0.40	31.40	5.87	57.19	0.00	23.12	256.05	25.57	23.72
PNVL	Prineville Bancorporation	OR	OTC BB	14.500	20.000	13.500	-1.69	7.41	NA	NA	0.00	NA	NA	NA	NA
SVFL	Silver Falls Bank	OR	OTC BB	29.250	32.000	26.762	-0.85	-2.50	NA	NA	0.00	NA	NA	NA	NA
SFGP	Siuslaw Financial Group	OR	OTC BB	16.500	21.000	14.150	2.61	0.00	6.02	62.93	0.70	14.73	274.09	26.22	NA
TWBC	Town Center Bancorp	OR	OTC BB	18.000	23.636	17.000	-2.70	-2.70	NA	NA	0.00	33.96	NA	NA	NA
UMPQ	Umpqua Holdings Corp.	OR	NASDAQ	24.390	26.390	19.630	0.70	8.21	16.08	113.35	0.24	17.93	151.68	21.52	18.24
WCBO	West Coast Bancorp	OR	NASDAQ	25.560	27.400	19.580	5.62	21.66	10.28	125.35	0.37	17.75	248.64	20.39	16.51
WMCB	Willamette Community Bank	OR	OTC BB	15.000	15.000	15.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
WLMT	Willamette Valley Bank	OR	OTC BB	13.600	15.000	12.100	-1.81	-7.80	NA	NA	0.00	NA	NA	NA	NA
ACNB	ACNB Corp.	PA	OTC BB	23.250	28.000	22.000	4.49	-3.12	13.02	172.95	0.90	13.68	178.53	13.44	14.19
AVLY	Allegheny Valley Bancorp Inc.	PA	OTC BB	84.000	88.000	65.500	13.51	7.69	41.16	319.46	2.16	23.53	204.08	26.29	26.10
ABPA	Allegiance Bk of N Am	PA	OTC BB	5.550	6.250	5.050	-1.77	5.71	NA	NA	0.00	NA	NA	NA	NA
AMBK	American Bank Inc.	PA	NASDAQ	8.750	10.500	8.120	-3.74	-2.67	5.84	69.65	0.11	19.02	149.83	12.63	19.01
ASRV	AmeriServ Financial Inc.	PA	NASDAQ	5.310	5.990	4.590	0.57	-0.19	4.37	50.52	0.00	NM	121.51	10.52	NM
APLO	Apollo Bancorp Inc.	PA	Pink Sheet	46.500	46.500	43.500	5.68	5.68	NA	NA	1.88	NA	NA	NA	NA
BMTC	Bryn Mawr Bank Corp.	PA	NASDAQ	21.250	22.950	18.000	9.48	11.67	8.60	80.54	0.41	18.97	247.08	26.39	18.97
CBPA	Canton Bancorp Inc.	PA	OTC BB	277.000	300.000	265.000	-3.82	-0.36	NA	NA	7.40	NA	NA	NA	NA
CBTC	CBT Financial Corp.	PA	OTC BB	33.550	40.750	33.050	-5.49	-11.71	24.08	307.90	1.15	15.04	139.33	10.91	15.17
CCFN	CCFNB Bancorp Inc.	PA	OTC BB	27.550	31.000	27.000	-1.96	1.47	22.44	183.03	0.72	15.74	122.77	15.05	15.76
CVAL	Chester Valley Bancorp Inc.	PA	NASDAQ	24.500	26.920	18.600	-2.31	-0.04	10.70	129.02	0.53	29.52	228.97	18.98	27.86
CZNC	Citizens & Northern Corp.	PA	NASDAQ	31.220	37.510	23.960	-8.01	4.07	16.18	138.10	0.91	18.36	192.95	22.61	21.96
CZPY	Citizens Bancorp Inc.	PA	OTC BB	21.000	22.000	20.100	0.00	-4.33	17.97	139.82	0.76	15.11	116.86	15.02	NA
CZFS	Citizens Financial Services	PA	OTC BB	21.550	25.050	20.297	1.23	-9.31	14.76	179.92	0.80	12.53	146.00	11.86	11.43
CZNS	Citizens NB of Meyersdale	PA	Pink Sheet	159.000	NA	NA	0.00	0.00	148.88	1,076.83	3.30	NA	106.79	14.77	NA
CCYY	Clarion County Community Bk	PA	Pink Sheet	11.250	11.600	8.182	-3.02	7.60	6.84	27.23	0.00	NM	164.47	41.29	NM
CCNE	CNB Financial Corp.	PA	NASDAQ	14.930	18.000	13.300	0.81	-0.47	7.65	82.64	0.53	16.59	195.16	18.06	14.89
CVLY	Codorus Valley Bancorp Inc.	PA	NASDAQ	18.000	22.250	16.048	-2.39	-2.86	11.93	138.59	0.48	12.59	150.88	12.99	12.49
CLBF	Columbia Financial Corp.	PA	OTC BB	20.250	22.000	19.550	2.53	-4.71	13.93	184.50	0.62	12.98	145.37	10.98	14.51
CCBP	Comm Bancorp Inc.	PA	NASDAQ	41.620	46.000	39.250	-1.14	4.05	26.27	285.94	0.91	16.26	158.43	14.55	16.79
CNAF	Commercial National Financial	PA	NASDAQ	19.120	26.000	17.890	-4.69	-16.87	12.97	93.40	0.95	NM	147.46	20.47	NM
CMYC	Community Bank NA	PA	OTC BB	15.250	16.000	12.750	3.39	8.93	NA	NA	0.40	NA	NA	NA	NA
CTYP	Community Bankers’ Corporation	PA	Pink Sheet	13.400	14.250	13.000	0.75	2.68	6.73	78.67	0.00	17.40	199.12	17.03	17.85
CMTY	Community Banks Inc.	PA	NASDAQ	27.660	31.470	22.850	1.95	8.60	12.41	160.17	0.53	22.31	222.88	17.26	17.45
CMFP	Community First Bancorp Inc.	PA	Pink Sheet	21.000	26.250	10.250	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA

KELLER & COMPANY	Page 22
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

DIMC	Dimeco Inc.	PA	OTC BB	35.500	40.500	33.500	4.41	-1.39	19.80	224.59	0.98	13.35	179.29	15.86	NA
DNBF	DNB Financial Corp.	PA	OTC BB	25.250	29.750	23.952	-3.81	-9.01	12.82	229.37	0.51	NM	196.96	11.01	32.56
EPEN	East Penn Financial Corp.	PA	NASDAQ	8.690	9.500	7.770	-2.47	-3.44	3.61	61.50	0.19	15.80	240.72	14.13	NA
EMCF	Emclaire Financial Corp.	PA	OTC BB	31.000	31.750	24.750	2.48	7.83	18.27	215.67	0.98	14.55	169.68	14.38	18.96
ETPB	Enterprise Bank	PA	Pink Sheet	10.400	11.000	8.875	-5.45	-4.85	10.51	165.81	0.00	NA	98.96	6.27	NA
EPNB	Ephrata National Bank	PA	OTC BB	34.000	39.000	31.000	3.82	-0.73	22.67	190.16	1.10	14.47	149.98	17.88	15.01
FNB	F.N.B. Corp.	PA	NYSE	18.470	22.910	17.490	-7.65	-2.43	8.17	101.29	0.92	15.26	226.07	18.24	15.59
FDBC	Fidelity D & D Bancorp Inc.	PA	OTC BB	36.000	37.000	33.250	1.12	0.56	26.03	288.75	0.88	16.59	138.30	12.47	NA
FCEC	First Chester County Corp.	PA	OTC BB	19.750	26.818	19.000	-6.40	-16.49	10.99	160.98	0.51	19.55	179.71	12.27	19.74
FCF	First Commonwealth Financial	PA	NYSE	13.530	15.900	12.730	-3.84	2.81	7.56	88.37	0.66	19.90	178.97	15.32	15.02
FKYS	First Keystone Corp.	PA	OTC BB	22.250	24.500	19.750	10.42	5.95	12.56	115.14	0.78	14.74	177.15	19.36	16.45
FNBT	First National Bank of Newport	PA	Pink Sheet	58.000	65.000	54.800	0.00	-3.33	32.56	307.97	1.74	14.50	178.13	18.83	14.58
FNCB	First National Community Bncp	PA	OTC BB	26.350	35.000	16.000	1.35	-10.68	7.38	86.75	0.38	29.61	356.91	30.38	NA
FIPG	First NB of Port Allegany	PA	Pink Sheet	55.000	55.000	50.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
FPYB	First Perry Bancorp Inc.	PA	Pink Sheet	41.000	41.000	29.000	0.00	3.14	NA	NA	0.00	NA	NA	NA	NA
FLEW	Fleetwood Bank Corp.	PA	Pink Sheet	86.000	90.000	79.000	-4.44	1.18	58.21	576.01	0.00	22.34	147.73	14.93	NA
FBIP	FNB Bancorp Inc.	PA	Pink Sheet	151.000	155.000	132.000	-1.56	2.37	76.19	660.50	2.88	16.65	198.19	22.86	NA
FNBBD	FNB Financial Corp.	PA	OTC BB	28.250	30.000	24.750	0.89	1.80	19.07	213.61	0.86	15.35	148.16	13.22	15.34
FNMN	FNBM Financial Corp.	PA	Pink Sheet	170.000	NA	NA	0.00	0.00	NA	NA	4.35	NA	NA	NA	NA
FRAF	Franklin Financial Services	PA	OTC BB	24.760	29.250	23.300	-1.94	-6.92	16.11	170.28	0.94	14.83	153.69	14.54	16.14
FULB	Fulton Bancshares Corp.	PA	OTC BB	36.450	43.900	33.500	-0.14	-11.10	31.03	285.88	0.59	NM	117.47	12.75	58.12
FULT	Fulton Financial Corp.	PA	NASDAQ	17.740	18.900	16.120	-2.31	3.62	7.81	75.65	0.55	16.90	227.14	23.44	17.69
GNBF	GNB Financial Services Inc	PA	OTC BB	48.250	48.250	47.000	0.00	0.00	33.20	268.62	1.29	12.03	145.33	17.96	12.25
HLXN	Halifax National Bank	PA	OTC BB	53.000	56.000	46.000	-5.36	-5.36	NA	NA	0.00	NA	NA	NA	NA
HMLN	Hamlin Bank and Trust Co.	PA	OTC BB	207.000	250.000	200.000	0.00	-1.43	NA	NA	3.35	NA	NA	NA	NA
HNBC	Harleysville National Corp.	PA	NASDAQ	22.440	28.540	19.640	-8.48	3.17	10.50	115.58	0.75	15.48	213.71	19.41	16.79
HONT	Honat Bancorp	PA	OTC BB	330.000	375.000	275.000	4.76	4.76	130.33	1,277.03	3.70	15.63	253.20	25.84	15.15
IRW	IBT Bancorp Inc.	PA	AMEX	42.250	51.500	37.000	3.05	-1.58	20.15	229.31	1.78	20.02	209.68	18.43	16.53
IRGB	Iron & Glass Bancorp	PA	OTC BB	62.900	65.000	42.000	4.83	33.83	28.75	256.03	1.03	19.18	218.78	24.56	NA
JNES	Jonestown Bank and Trust	PA	Pink Sheet	25.000	27.000	23.000	-3.85	4.17	NA	NA	0.48	NA	NA	NA	NA
JTNB	JTNB Bancorp Inc.	PA	Pink Sheet	53.000	54.600	50.000	-1.85	-1.85	NA	NA	0.00	NA	NA	NA	NA
JUVF	Juniata Valley Financial Corp.	PA	OTC BB	46.750	51.000	39.750	-2.60	1.63	21.24	177.85	2.18	20.59	220.08	26.29	21.09
KISB	Kish Bancorp Inc.	PA	Pink Sheet	99.000	100.000	93.000	4.21	2.06	50.36	696.52	0.00	13.87	196.59	14.21	NA
FLPB	Leesport Financial Corp.	PA	NASDAQ	23.970	28.400	20.181	6.25	-3.11	18.56	182.39	0.66	15.98	129.15	13.15	14.68
LBOH	Legacy Bank	PA	OTC BB	14.000	15.250	12.400	5.66	-2.78	10.37	101.62	0.00	23.33	135.00	13.78	23.26

KELLER & COMPANY	Page 23
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

LUZR	Luzerne National Bank Corp.	PA	OTC BB	43.000	43.000	40.500	4.24	2.38	23.64	265.55	0.40	22.75	181.92	16.19	NA
MANR	Manor National Bank	PA	Pink Sheet	2,900.000	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
MNBP	Mars National Bank	PA	OTC BB	415.000	425.000	350.000	-2.35	5.06	NA	NA	0.00	NA	NA	NA	NA
MCHT	Mauch Chunk Trust Finl Corp	PA	Pink Sheet	42.000	18.333	11.833	200.00	207.32	7.83	102.18	0.00	44.21	536.18	41.10	NA
MEL	Mellon Financial Corp.	PA	NYSE	30.220	31.620	26.400	5.11	8.98	9.86	88.33	0.76	16.88	306.49	34.20	16.91
FNBE	Mercersburg Financial Corp.	PA	Pink Sheet	40.000	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
MBP	Mid Penn Bancorp Inc.	PA	AMEX	27.000	29.100	24.600	6.30	7.57	11.06	126.48	0.80	19.85	244.07	21.35	21.01
MNBC	MNB Corporation	PA	OTC BB	42.200	47.500	38.000	0.24	-11.16	24.36	247.94	0.63	25.12	173.22	17.02	NA
MYBF	Muncy Bank Financial	PA	OTC BB	34.500	39.500	34.000	-2.82	-1.57	22.05	194.09	1.00	13.75	156.43	17.78	13.74
NPBC	National Penn Bancshares Inc.	PA	NASDAQ	24.830	29.730	22.072	-5.91	3.24	12.66	132.50	0.80	16.44	196.13	18.74	15.40
NEFB	Neffs Bancorp Inc.	PA	Pink Sheet	245.000	245.000	228.000	2.08	4.26	189.95	1,067.22	2.00	14.73	128.98	22.96	14.44
NTBP	New Tripoli Bancorp Inc.	PA	Pink Sheet	600.000	NA	NA	0.00	0.00	444.20	3,322.27	0.00	12.81	135.07	18.06	NA
NEBI	North East Bancshares Inc.	PA	Pink Sheet	105.150	106.750	50.750	0.86	6.21	47.37	459.08	0.00	NA	221.98	22.90	NA
NUBC	Northumberland Bancorp	PA	OTC BB	33.500	34.000	24.500	0.00	9.84	15.98	219.43	0.24	14.82	209.70	15.27	14.44
NWFL	Norwood Financial Corp.	PA	NASDAQ	32.000	36.000	28.480	0.00	-4.33	17.41	157.10	0.71	16.49	183.80	20.37	16.84
OLDF	Old Forge Bank	PA	Pink Sheet	66.000	NA	NA	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
OMEF	Omega Financial Corp.	PA	NASDAQ	29.500	36.750	27.050	-6.35	-0.34	25.25	158.12	1.22	16.03	116.83	18.65	17.08
ORRF	Orrstown Financial Services	PA	OTC BB	40.500	47.619	37.143	-1.46	5.65	9.82	106.24	0.52	25.80	412.42	38.13	25.74
PELA	Penn Laurel Financial Corp	PA	OTC BB	24.800	27.200	24.600	-1.20	-4.62	17.27	195.47	0.66	14.42	143.60	12.69	15.26
PWOD	Penns Woods Bancorp Inc.	PA	NASDAQ	45.040	50.760	40.800	-1.23	-0.94	23.24	173.31	1.97	13.53	193.80	25.99	15.69
COBH	Pennsylvania Commerce Bancorp	PA	NASDAQ	35.480	38.000	21.875	4.97	19.91	15.12	243.58	0.00	22.18	234.66	14.58	22.44
PFNS	Penseco Financial Services	PA	OTC BB	42.230	48.000	34.250	-2.36	-4.56	28.96	261.96	1.41	15.88	145.82	16.12	16.53
PFIS	Peoples Financial Services	PA	OTC BB	32.000	41.000	31.000	-1.54	-8.57	13.28	121.96	1.76	NA	240.96	26.23	20.64
PPLL	Peoples Ltd.	PA	OTC BB	38.400	39.250	38.000	0.00	0.00	42.29	420.45	0.00	13.11	90.81	9.13	NA
PNC	PNC Financial Services Group	PA	NYSE	54.500	57.640	49.350	-0.93	0.42	28.35	311.81	2.00	12.95	192.24	17.45	NA
PSBI	PSB Bancorp Inc.	PA	NASDAQ	14.050	16.600	9.710	9.77	1.89	10.61	109.85	0.00	36.03	132.43	12.79	40.38
QNBC	QNB Corp.	PA	OTC BB	29.500	34.000	29.500	-3.28	-6.65	15.18	185.18	0.76	17.56	194.33	15.93	16.72
FRBK	Republic First Bancorp Inc.	PA	NASDAQ	13.360	14.830	10.804	0.15	8.35	6.96	92.77	0.00	11.52	191.95	14.40	12.98
RBPAA	Royal Bancshares of PA	PA	NASDAQ	22.920	29.304	21.667	-6.64	-5.72	11.09	101.24	1.00	13.10	206.67	23.36	15.53
STBA	S&T Bancorp Inc.	PA	NASDAQ	38.320	40.520	32.790	2.35	10.37	13.09	118.13	1.10	17.99	292.74	32.43	18.98
SOME	Somerset Trust Holding Company	PA	OTC BB	18.000	20.000	16.000	2.86	0.84	13.48	166.13	0.44	12.95	133.53	10.97	13.57
SLFI	Sterling Financial Corp.	PA	NASDAQ	21.900	24.400	18.064	0.09	-0.78	10.04	97.82	0.51	17.24	218.13	22.39	17.65
SUSQ	Susquehanna Bancshares Inc.	PA	NASDAQ	26.080	27.300	20.500	2.96	13.99	16.25	157.78	0.92	16.94	160.49	16.53	18.17
TOBC	Tower Bancorp Inc.	PA	OTC BB	47.550	54.000	40.050	-2.96	-3.94	26.61	201.09	1.38	17.29	178.69	23.65	25.32
UNPA	UNB Corp.	PA	Pink Sheet	176.000	185.000	170.000	-0.56	0.57	NA	NA	0.00	NA	NA	NA	NA

KELLER & COMPANY	Page 24
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

UBPT	Union Bancorp Inc.	PA	Pink Sheet	25.250	26.000	25.150	0.00	-2.32	NA	NA	0.00	NA	NA	NA	NA
UNNF	Union National Financial Corp.	PA	OTC BB	21.500	26.667	20.300	2.38	-6.91	10.94	170.40	0.62	16.54	196.53	12.62	16.75
UVSP	Univest Corp. of Pennsylvania	PA	NASDAQ	27.830	32.280	22.520	-7.23	18.02	12.96	131.74	0.67	14.96	214.79	21.12	15.19
WMBC	West Milton Bancorp Inc.	PA	OTC BB	55.500	58.000	51.250	0.91	0.00	23.30	283.85	1.48	17.13	238.17	19.55	NA
WDFN	Woodland Fnl Service Co	PA	OTC BB	36.250	39.000	34.500	-2.29	-2.03	23.63	295.78	1.00	NA	153.43	12.26	NA
DRL	Doral Financial Corp.	PR	NYSE	15.040	49.450	9.810	-10.21	0.53	12.97	139.96	0.72	3.81	115.96	11.17	4.00
EUBK	EuroBancshares Inc	PR	NASDAQ	15.780	22.970	13.220	-9.10	-1.38	8.06	116.31	0.00	15.03	195.69	13.63	14.50
FBP	First BanCorp	PR	NYSE	23.010	32.745	16.265	14.02	14.00	9.30	232.89	0.26	11.28	247.42	10.18	11.88
OFG	Oriental Financial Group Inc.	PR	NYSE	14.390	29.150	13.400	-7.16	-0.90	10.97	170.68	0.55	7.05	131.18	8.57	7.78
BPOP	Popular Inc.	PR	NASDAQ	26.340	29.000	22.250	3.50	10.44	11.55	172.38	0.64	13.37	228.05	15.34	14.43
RGF	R & G Financial Corp.	PR	NYSE	15.570	41.000	13.040	-12.23	5.42	12.57	199.46	0.58	5.54	123.87	7.97	5.42
SBP	Santander BanCorp	PR	NYSE	24.560	34.710	20.700	-8.36	11.28	12.25	182.89	0.59	12.99	200.49	13.43	15.24
WHI	W Holding Co.	PR	NYSE	10.320	15.433	7.960	-3.73	12.05	3.85	93.09	0.18	11.47	268.05	11.48	NA
BARI	Bancorp Rhode Island Inc.	RI	NASDAQ	36.710	40.710	34.000	3.29	-0.43	22.16	295.96	0.60	17.07	165.66	12.40	17.54
WASH	Washington Trust Bancorp Inc.	RI	NASDAQ	28.490	30.500	23.200	1.14	14.10	11.79	175.79	0.70	17.81	241.65	16.20	18.05
BKSC	Bank of South Carolina Corp.	SC	NASDAQ	17.000	19.000	10.827	15.25	28.10	6.54	71.15	0.43	22.97	259.94	23.91	26.15
BFNB	Beach First National Bcshs	SC	NASDAQ	20.440	23.000	16.750	4.29	3.23	11.92	100.14	0.00	22.71	171.48	20.41	23.05
CBCO	Coastal Banking Co.	SC	OTC BB	21.000	21.000	15.000	10.53	14.75	10.63	151.75	0.00	21.00	197.55	13.84	21.93
SCB	Community Bankshares Inc.	SC	AMEX	17.700	19.500	15.900	1.14	0.85	11.81	120.13	0.40	23.92	149.87	14.73	24.19
CYL	Community Capital Corp.	SC	AMEX	22.900	24.250	19.300	2.23	0.04	14.62	147.99	0.58	14.40	156.63	15.47	14.46
CFOK	Community First Bancorporation	SC	OTC BB	19.500	20.000	16.818	2.63	8.03	9.87	116.06	0.00	15.60	197.52	16.80	15.55
FCBN	First Citizens Bancorp.	SC	OTC BB	586.000	600.000	490.000	6.55	10.57	429.31	5,552.11	1.40	12.77	136.50	10.56	12.75
FCCO	First Community Corp.	SC	NASDAQ	19.000	23.000	16.730	1.39	8.57	17.91	162.77	0.20	17.76	106.09	11.67	18.51
FNSC	First National Bancshares Inc.	SC	OTC BB	27.300	30.000	20.000	-9.00	6.02	8.35	163.62	0.00	25.51	326.95	16.69	NA
FSRL	First Reliance Bcshs	SC	OTC BB	13.900	14.250	11.500	4.12	11.20	8.75	111.05	0.00	25.74	158.89	12.52	25.52
FSBS	First South Bancorp Inc.	SC	OTC BB	33.000	38.000	27.000	0.00	6.45	16.42	186.01	0.00	18.75	201.01	17.74	18.75
GRRB	Grandsouth Bancorporation	SC	OTC BB	10.500	10.500	7.091	13.51	8.25	4.89	97.37	0.07	16.94	214.54	10.78	NA
GVBK	Greenville First Bancshares	SC	NASDAQ	21.200	22.000	17.000	4.95	2.17	11.11	134.26	0.00	21.20	190.82	15.79	21.20
GRBS	Greer Bancshares Inc.	SC	OTC BB	26.500	27.000	14.500	9.28	32.50	8.17	102.27	0.64	24.77	324.35	25.91	27.63
HCFB	HCSB Financial Corp.	SC	OTC BB	24.500	29.400	17.718	-16.67	-16.67	13.67	177.60	0.00	19.60	179.20	13.80	19.57
PBCE	Peoples Bancorporation Inc.	SC	OTC BB	17.230	23.000	15.270	-0.12	-11.64	6.68	78.75	0.20	26.51	257.93	21.88	NA
SCBT	SCBT Financial Corp.	SC	NASDAQ	33.020	37.610	25.952	3.32	8.83	15.43	209.41	0.67	17.29	214.00	15.77	NA
TSFG	South Financial Group Inc.	SC	NASDAQ	29.020	32.980	25.930	1.19	7.64	20.48	200.13	0.63	17.70	141.70	14.50	15.88
SOCB	Southcoast Financial Corp.	SC	NASDAQ	24.999	29.091	20.182	0.35	-0.73	11.64	123.83	0.00	23.36	214.77	20.19	29.96
SNBA	Sun Bancshares Inc.	SC	Pink Sheet	19.000	20.200	10.500	34.75	18.75	NA	NA	0.00	NA	NA	NA	NA

KELLER & COMPANY	Page 25
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

UFBS	Union Financial Bcshs Inc.	SC	NASDAQ	18.090	18.490	15.000	3.37	9.64	13.65	197.04	0.40	16.60	132.53	9.18	16.74
DBIN	Dacotah Banks Inc.	SD	Pink Sheet	137.000	137.000	131.000	0.00	0.00	91.74	946.11	0.00	14.56	149.34	14.48	NA
CPBB	Capital Bancorp Inc.	TN	OTC BB	20.000	23.000	15.175	-4.76	-2.44	7.89	122.38	0.00	18.69	253.64	16.34	18.71
CAVB	Cavalry Bancorp Inc.	TN	NASDAQ	22.910	26.250	15.250	-2.51	1.06	7.88	83.78	1.77	NM	290.76	27.35	27.90
CVBG	CIVITAS BankGroup	TN	OTC BB	8.000	9.406	6.468	6.93	10.77	2.94	44.80	0.00	22.86	272.11	17.87	NA
CSBQ	Cornerstone Bancshares Inc.	TN	OTC BB	18.200	18.500	13.325	2.25	5.20	8.98	92.25	0.18	17.33	202.67	19.98	18.57
FHN	First Horizon National Corp.	TN	NYSE	39.870	45.900	38.660	-7.26	-3.16	17.32	297.06	1.72	11.90	230.20	13.52	12.27
GCBS	Greene County Bancshares Inc.	TN	NASDAQ	27.480	29.750	22.500	-0.07	6.10	14.83	179.61	0.61	16.96	185.30	15.30	17.25
MNBT	Mountain National Bancshares	TN	OTC BB	26.150	28.000	19.048	8.96	20.23	12.44	224.44	0.00	16.24	210.21	11.65	16.83
PNFP	Pinnacle Financial Partners	TN	NASDAQ	24.990	26.650	19.750	3.61	15.75	7.32	103.75	0.00	33.77	341.39	24.08	34.52
ABNK	Amegy Bancorp Inc.	TX	NASDAQ	22.630	25.012	16.150	-1.52	32.18	8.69	109.73	0.23	21.97	260.41	20.63	21.38
CBSX	Central Bancshares Inc.	TX	OTC BB	47.000	47.000	40.000	0.00	5.62	39.54	531.46	0.00	14.33	118.87	8.84	NA
CFR	Cullen/Frost Bankers Inc.	TX	NYSE	49.100	50.600	41.850	1.40	11.41	16.81	190.24	1.13	17.17	292.09	25.81	17.37
FFIN	First Financial Bankshares	TX	NASDAQ	33.610	36.220	28.504	-4.25	9.06	13.24	117.20	0.79	16.32	253.85	28.67	17.40
FMPX	First Metroplex Capital Inc.	TX	OTC BB	10.000	11.000	10.000	-1.48	NA	8.32	15.18	0.00	NA	120.15	65.88	NA
GNTY	Guaranty Bancshares Inc.	TX	NASDAQ	22.600	25.500	17.500	-1.74	7.62	13.22	199.68	0.41	17.12	170.95	11.32	17.63
IBOC	International Bancshares Corp.	TX	NASDAQ	29.950	33.280	25.600	5.68	3.11	12.25	161.29	0.64	14.13	244.54	18.57	14.65
MCBI	MetroCorp Bancshares Inc.	TX	NASDAQ	23.150	25.240	13.750	9.61	28.61	11.94	123.66	0.18	19.29	193.87	18.72	18.09
NODB	North Dallas Bank & Trust Co.	TX	OTC BB	57.200	58.000	51.600	0.35	1.24	37.79	356.84	0.78	24.87	151.37	16.03	24.78
PRSP	Prosperity Bancshares Inc.	TX	NASDAQ	29.850	31.450	24.010	2.02	11.51	15.84	125.17	0.32	17.77	188.45	23.85	17.83
SNBT	SNB Bancshares Inc.	TX	NASDAQ	11.460	15.489	9.210	5.62	9.25	7.05	89.21	0.00	36.97	162.55	12.84	18.52
SBSI	Southside Bancshares Inc.	TX	NASDAQ	19.830	24.943	17.234	-6.55	-2.75	9.24	147.91	0.43	15.99	214.61	13.40	16.64
SBIB	Sterling Bancshares Inc.	TX	NASDAQ	14.930	16.040	12.250	-3.37	7.64	7.19	79.31	0.23	23.33	207.65	18.81	22.03
SBIT	Summit Bancshares Inc.	TX	NASDAQ	17.920	20.500	14.830	-0.44	6.35	6.25	81.19	0.28	19.06	286.72	22.06	19.28
SRYP	Surety Capital Corp.	TX	Pink Sheet	0.180	0.630	0.070	20.00	0.00	0.20	4.80	0.00	NM	89.97	3.75	NM
TCBI	Texas Capital Bancshares Inc.	TX	NASDAQ	21.970	24.800	15.370	9.41	12.49	8.06	110.37	0.00	24.97	272.46	19.91	24.97
TRBS	Texas Regional Bancshares Inc.	TX	NASDAQ	29.360	36.190	26.920	-6.47	4.93	12.53	125.47	0.42	16.87	234.32	23.39	18.32
TXUI	Texas United Bancshares Inc.	TX	NASDAQ	18.990	20.000	16.300	5.21	7.47	13.75	159.12	0.30	16.51	138.11	11.95	16.34
TOAK	Treaty Oak Bancorp Inc.	TX	OTC BB	8.600	8.700	8.300	-2.60	-2.60	4.34	14.26	0.00	NM	198.22	60.31	NM
TYBT	Trinity Bank N.A.	TX	OTC BB	14.500	14.500	12.250	0.00	5.45	8.86	54.04	0.00	NM	163.59	26.83	NA
ZION	Zions Bancorp.	UT	NASDAQ	71.210	75.170	58.400	-2.93	0.38	32.62	365.03	1.40	14.90	218.30	19.51	14.82
ANCX	Access National Corporation	VA	NASDAQ	16.150	16.890	12.600	12.00	21.89	7.16	119.92	0.00	17.75	225.56	13.47	19.18
AFBK	Albemarle First Bank	VA	NASDAQ	14.880	15.440	8.500	-0.13	22.47	6.45	77.27	0.00	NM	230.53	19.26	NM
ABVA	Alliance Bankshares Corp.	VA	NASDAQ	16.500	17.380	14.200	8.20	10.01	10.13	144.29	0.00	26.19	162.88	11.44	26.43
AMNB	American National Bankshares	VA	NASDAQ	23.250	25.530	22.280	-1.11	-3.04	13.09	113.28	0.81	15.92	177.62	20.53	14.91

KELLER & COMPANY	Page 26
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

BOMK	Bank of McKenney	VA	NASDAQ	10.070	11.630	9.050	-4.10	1.61	8.19	73.62	0.20	14.81	122.95	13.67	14.81
BRCH	Bank of Richmond NA	VA	OTC BB	12.900	13.600	11.500	0.39	2.79	9.01	66.03	0.00	22.63	143.17	19.68	22.63
BOJF	Bank of the James Finl Grp Inc	VA	OTC BB	17.500	22.000	15.667	-2.78	1.74	8.66	115.91	0.00	19.89	202.08	15.10	20.01
BAYK	Bay Banks of Virginia Inc.	VA	OTC BB	14.600	16.000	14.250	-2.67	0.69	11.07	130.92	0.77	13.39	131.89	11.16	14.40
BMBN	Benchmark Bankshares Inc.	VA	OTC BB	17.250	19.000	15.800	0.00	0.00	9.70	109.64	0.46	14.62	177.84	15.74	14.71
BSSC	Bk of Southside Virginia Corp.	VA	Pink Sheet	200.000	200.000	168.000	0.00	0.00	152.08	813.37	0.00	NA	131.51	24.59	NA
BLUG	Blue Ridge Bank NA	VA	Pink Sheet	24.500	25.500	5.917	2.08	3.16	NA	NA	0.25	NA	NA	NA	NA
BRBS	Blue Ridge Bankshares Inc.	VA	Pink Sheet	53.000	53.000	45.000	3.92	6.00	NA	NA	1.10	NA	NA	NA	NA
BSXT	BOE Financial Services of VA	VA	NASDAQ	31.000	36.000	25.500	-3.12	3.20	21.30	212.12	0.68	12.30	145.54	14.61	12.54
BORT	Botetourt Bankshares Inc.	VA	OTC BB	23.500	24.000	22.500	0.00	2.17	16.63	181.01	0.12	10.09	141.27	12.98	10.11
BHRB	Burke & Herbert Bank & Trust	VA	OTC BB	2,000.000	2,075.000	1,815.000	-1.48	7.24	NA	NA	0.00	NA	NA	NA	NA
CFFI	C&F Financial Corp.	VA	NASDAQ	40.100	41.000	34.810	-0.25	12.96	17.99	189.50	0.94	12.77	222.90	18.69	NA
CDBK	Cardinal Bankshares Corp.	VA	OTC BB	22.750	23.000	20.000	5.81	8.33	17.10	121.92	0.52	15.37	133.01	18.66	15.39
CFNL	Cardinal Financial Corp.	VA	NASDAQ	9.850	11.450	7.750	2.18	12.44	5.92	60.31	0.00	31.77	166.39	16.32	31.89
CKLV	Central National Bank	VA	Pink Sheet	50.000	52.000	43.000	1.01	4.17	40.89	456.41	0.00	13.48	122.29	10.96	13.48
CVBK	Central Virginia Bankshares	VA	NASDAQ	27.750	31.000	23.950	5.67	6.73	14.66	174.02	0.61	13.67	189.29	15.95	NA
CPKF	Chesapeake Financial Shares	VA	Pink Sheet	38.500	42.000	31.000	0.00	0.26	22.30	303.26	0.54	13.18	172.65	12.70	13.69
CZBT	Citizens Bancorp of Virginia	VA	OTC BB	17.100	20.250	17.000	-0.87	-2.29	13.26	111.41	0.60	16.76	128.96	15.34	17.09
CWBS	Commonwealth Bankshares Inc.	VA	NASDAQ	23.190	23.990	15.500	5.41	16.59	14.56	117.79	0.20	16.68	159.27	19.68	17.60
CNTB	Community National Bk	VA	Pink Sheet	39.000	45.000	37.000	-7.14	-13.33	NA	NA	0.00	NA	NA	NA	NA
EFSI	Eagle Financial Services Inc.	VA	OTC BB	50.250	50.500	42.100	4.69	11.05	21.51	278.89	0.94	14.08	233.61	18.02	15.25
EVBS	Eastern Virginia Bankshares	VA	NASDAQ	20.050	26.020	19.540	-1.72	-13.51	12.48	149.78	0.60	14.53	160.66	13.39	14.52
FMBM	F & M Bank Corp.	VA	OTC BB	24.900	27.000	23.550	-0.80	3.11	14.40	146.41	0.76	13.11	172.96	17.01	14.19
FBPA	Farmers Bank of Appomattox	VA	Pink Sheet	17.750	19.450	17.000	-2.74	-4.05	14.17	138.90	0.25	14.79	125.29	12.78	14.79
FBSS	Fauquier Bankshares Inc.	VA	NASDAQ	26.600	27.000	22.500	-0.31	5.35	9.77	130.47	0.60	17.50	272.26	20.44	17.40
FCRV	First Capital Bank	VA	OTC BB	20.850	21.500	15.750	1.71	4.25	10.90	137.71	0.00	32.08	191.35	15.14	32.36
FCBC	First Community Bancshares Inc	VA	NASDAQ	30.590	37.770	26.250	-8.00	8.13	16.83	171.65	1.01	13.97	181.76	17.82	13.63
FNRM	First National Bank	VA	Pink Sheet	17.050	21.000	16.500	-2.57	-7.84	12.26	189.95	0.63	13.22	139.07	8.98	13.22
FXNC	First National Corp.	VA	OTC BB	25.900	26.200	18.255	-0.38	3.60	9.42	153.44	0.43	16.29	274.95	16.88	16.20
FNEX	First National Exchange Bank	VA	Pink Sheet	39.000	40.950	34.250	2.63	0.00	38.61	458.27	0.00	12.38	101.01	8.51	12.38
FNBP	FNB Corp.	VA	NASDAQ	27.750	29.890	23.840	-1.60	6.73	21.28	198.27	0.77	13.15	130.40	14.00	13.45
FDVA	Freedom Bank of Virginia	VA	OTC BB	11.950	13.900	11.300	-2.45	-9.81	NA	NA	0.00	NA	NA	NA	NA
GSON	Grayson Bankshares Inc.	VA	Pink Sheet	30.000	31.500	28.500	0.00	5.26	15.40	159.14	0.49	15.87	194.81	18.85	16.65
HMPR	Hampton Roads Bankshares Inc.	VA	OTC BB	11.000	12.200	10.200	0.00	6.80	5.56	48.10	0.18	19.30	197.84	22.87	19.52
HBKS	Heritage Bankshares Inc.	VA	Pink Sheet	17.000	20.500	16.000	0.00	3.03	9.24	90.23	0.18	12.41	183.89	18.84	12.45

KELLER & COMPANY	Page 27
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

HBKA	Highlands Bankshares Inc.	VA	Pink Sheet	34.000	34.000	24.250	29.52	25.93	14.83	216.67	0.15	19.54	229.24	15.69	21.39
JMBI	James Monroe Bancorp Inc.	VA	NASDAQ	22.240	22.250	17.550	18.61	18.17	8.62	120.04	0.00	31.77	258.00	18.54	31.91
MREE	MainStreet BankShares Inc	VA	Pink Sheet	12.500	12.500	8.350	24.38	25.00	8.86	75.90	0.00	NA	141.09	16.47	NA
MBRG	Middleburg Financial Corp.	VA	NASDAQ	34.330	39.000	29.000	15.75	16.37	13.87	182.72	0.76	20.43	247.51	18.79	NA
MBVA	Millennium Bankshares Corp.	VA	NASDAQ	7.170	9.000	6.500	0.70	-5.66	5.33	48.43	0.00	24.72	134.52	14.80	24.69
MNRK	Monarch Bank	VA	NASDAQ	14.640	15.500	13.000	2.74	2.38	9.98	92.55	0.00	29.88	146.69	15.82	29.71
MNBG	Mountain National Bank	VA	Pink Sheet	43.500	46.000	39.000	0.00	1.75	30.24	445.32	1.35	14.17	143.85	9.77	14.17
NKSH	National Bankshares Inc.	VA	NASDAQ	47.050	53.980	42.760	5.61	5.92	25.60	233.56	1.35	13.29	183.79	20.14	NA
OPOF	Old Point Financial Corp.	VA	NASDAQ	30.000	34.782	29.250	0.00	0.87	17.65	174.37	0.64	15.23	169.93	17.20	15.26
PHNY	Patrick Henry National Bank	VA	Pink Sheet	11.000	14.000	10.500	1.85	0.92	8.35	134.71	0.33	14.67	131.71	8.17	14.67
POKV	Patriot Bank NA	VA	Pink Sheet	50.250	51.000	39.050	4.36	9.24	40.26	525.75	0.40	9.99	124.81	9.56	9.99
PNVB	Peoples National Bank	VA	Pink Sheet	18.600	25.000	18.000	-2.11	-7.00	15.92	151.45	0.40	16.61	116.86	12.28	16.61
PPBN	Pinnacle Bankshares Corp.	VA	OTC BB	20.250	23.000	18.000	2.53	-7.95	15.25	154.02	0.48	15.94	132.83	13.15	16.39
PNBI	Pioneer Bankshares Inc.	VA	OTC BB	18.000	18.500	16.500	2.86	2.86	13.21	126.80	0.48	14.40	136.28	14.20	15.15
PREM	Premier Community Bankshares	VA	NASDAQ	20.150	23.750	16.950	-2.61	3.60	9.67	126.47	0.21	14.71	208.38	15.93	14.71
RCBK	River City Bk	VA	NASDAQ	10.500	12.000	10.250	0.96	0.00	8.40	35.09	0.00	NA	125.00	29.94	NA
SDOH	Shenandoah National Bank	VA	OTC BB	31.000	35.000	30.000	-1.12	-6.06	27.36	422.78	0.00	14.22	113.30	7.33	14.22
SHBK	Shore Financial Corp.	VA	NASDAQ	18.074	21.500	15.000	-1.40	3.22	10.95	121.10	0.25	15.58	164.98	14.93	16.52
SUFB	SuffolkFirst Bank	VA	NASDAQ	11.320	11.990	8.950	-2.67	2.91	7.18	45.48	0.00	NM	157.67	24.89	NM
TOWN	TowneBank	VA	OTC BB	23.000	25.950	20.450	6.98	-4.17	9.11	74.28	0.13	34.33	252.47	30.96	37.74
UBSH	Union Bankshares Corp.	VA	NASDAQ	40.310	43.850	27.750	1.79	11.97	19.52	198.55	0.72	16.25	206.51	20.30	16.13
UFBC	United Financial Banking Co.	VA	OTC BB	21.050	25.000	18.000	-15.80	8.79	13.13	174.90	0.00	21.26	160.37	12.04	21.26
VYFC	Valley Financial Corp.	VA	OTC BB	13.000	15.500	12.000	4.00	4.84	7.01	96.80	0.12	18.31	185.51	13.43	18.37
VBFC	Village Bank & Trust Finl Corp	VA	NASDAQ	12.990	14.040	11.000	-0.08	0.00	8.90	94.50	0.00	20.95	145.96	13.75	20.95
VCBI	Virginia Commerce Bancorp Inc.	VA	NASDAQ	26.180	27.930	17.840	4.72	14.46	7.20	99.55	0.00	23.59	363.61	26.31	23.59
VFGI	Virginia Financial Group	VA	NASDAQ	35.020	38.290	30.360	-3.45	3.98	18.34	204.45	0.82	15.29	190.95	17.13	15.66
VABK	Virginia National Bank	VA	OTC BB	36.000	43.000	24.500	0.00	-2.70	11.93	139.13	0.00	36.36	301.76	25.99	36.36
CEVT	Central Financial Corp.	VT	Pink Sheet	112.000	112.000	99.000	0.00	1.82	NA	NA	0.00	NA	NA	NA	NA
CHZ	Chittenden Corp.	VT	NYSE	28.020	30.360	23.850	1.05	7.81	13.78	133.56	0.72	16.48	203.34	20.97	16.59
CMTV	Community Bancorp.	VT	OTC BB	18.000	20.000	14.762	6.51	14.55	6.94	82.49	0.65	21.95	259.37	21.83	21.61
FAPB	Factory Point Bancorp Inc.	VT	OTC BB	21.000	24.250	17.600	-4.11	-4.81	8.12	95.04	0.66	16.67	258.62	22.12	17.01
FBNA	First Brandon National Bank	VT	Pink Sheet	26.500	26.500	23.000	0.00	1.92	NA	NA	0.00	NA	NA	NA	NA
LYSB	Lyndonville Savings B&TC	VT	OTC BB	17.750	18.500	16.750	5.97	5.03	NA	NA	0.56	NA	NA	NA	NA
MBVT	Merchants Bancshares Inc.	VT	NASDAQ	27.750	35.000	25.300	4.68	6.24	10.53	176.05	5.58	14.30	263.53	16.57	14.41
MDVT	Middlebury National Corp.	VT	Pink Sheet	33.500	34.000	32.250	0.75	0.75	20.10	208.99	0.00	16.34	166.67	16.03	16.41

KELLER & COMPANY	Page 28
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

PPAL	Peoples Tr Co St Albns	VT	Pink Sheet	85.000	85.000	85.000	0.00	4.62	NA	NA	0.00	NA	NA	NA	NA
UNB	Union Bankshares Inc.	VT	AMEX	22.000	25.000	21.000	0.46	4.51	9.01	79.29	1.36	16.42	244.17	27.74	16.34
AWBC	AmericanWest Bancorp.	WA	NASDAQ	23.190	24.550	16.560	15.89	19.78	10.94	107.30	0.00	21.28	212.01	21.61	21.23
BBBK	Baker Boyer Bancorp	WA	Pink Sheet	51.250	52.000	45.500	0.99	5.56	24.62	299.54	2.46	14.94	208.20	17.11	15.79
BANR	Banner Corp.	WA	NASDAQ	27.400	34.490	24.670	-3.66	6.28	19.00	261.73	0.67	16.12	144.21	10.14	16.16
CASB	Cascade Financial Corp.	WA	NASDAQ	18.300	20.000	15.250	6.77	10.91	10.57	120.96	0.32	14.64	173.13	15.12	14.97
CTBK	CityBank	WA	NASDAQ	32.390	39.500	28.650	1.22	7.22	16.30	74.36	1.80	16.78	198.71	43.55	16.78
COLB	Columbia Banking System Inc.	WA	NASDAQ	24.260	28.840	20.400	0.87	2.06	13.68	148.23	0.34	14.98	177.34	16.37	14.98
CWLZ	Cowlitz Bancorp.	WA	NASDAQ	13.850	13.850	9.850	12.33	25.27	8.87	72.10	0.00	23.88	156.14	19.22	23.93
EVGG	EvergreenBancorp Inc.	WA	OTC BB	18.750	19.000	14.400	4.17	12.28	11.70	140.17	0.29	23.15	160.26	13.37	22.06
FSWA	First Sound Bank	WA	OTC BB	13.400	14.000	10.550	1.13	3.08	8.82	27.91	0.00	NA	151.93	47.99	NA
FTBK	Frontier Financial Corp.	WA	NASDAQ	29.950	30.240	21.540	12.98	20.57	9.67	88.59	0.57	18.26	309.72	33.81	18.28
HFWA	Heritage Financial Corp.	WA	NASDAQ	21.860	22.650	20.200	-2.06	0.74	10.66	121.35	0.69	13.09	205.07	18.02	13.27
MNBH	Mountain Bank Holding Co.	WA	OTC BB	15.000	16.250	14.000	1.69	6.38	8.13	79.39	0.15	21.43	184.43	18.89	21.44
NHST	Northstar Financial Corp.	WA	OTC BB	33.000	33.000	30.000	2.33	9.82	15.54	205.79	0.00	19.41	212.38	16.04	NA
NBCT	Northwest Bancorp.	WA	OTC BB	16.000	16.191	12.381	2.89	3.38	9.59	105.39	0.13	16.33	166.77	15.18	17.02
PFLC	Pacific Financial Corp.	WA	OTC BB	14.350	18.250	13.550	0.00	-5.90	7.46	71.64	0.72	16.49	192.33	20.03	NA
PPFS	Prime Pacific Finl Services	WA	OTC BB	11.500	11.500	9.709	4.55	9.42	NA	NA	0.00	NA	NA	NA	NA
STSA	Sterling Financial Corp.	WA	NASDAQ	39.580	41.250	30.960	2.73	15.66	21.81	292.14	0.05	14.66	181.48	13.55	14.85
WTBFB	W.T.B. Financial Corp.	WA	Pink Sheet	190.000	215.000	148.000	-5.00	1.06	97.78	1,040.38	0.00	16.67	194.31	18.26	NA
WBCO	Washington Banking Co.	WA	NASDAQ	18.750	20.000	10.500	20.97	42.86	7.28	96.38	0.22	17.20	257.55	19.46	17.13
WCRB	Washington Commercial Bancorp	WA	Pink Sheet	37.000	37.000	27.200	0.00	27.59	NA	NA	0.00	NA	NA	NA	NA
ASBC	Associated Banc-Corp	WI	NASDAQ	33.600	35.260	29.430	-1.32	6.16	15.77	162.39	1.04	14.42	213.06	20.69	14.47
BAOB	Baraboo Bancorp.	WI	OTC BB	20.000	22.500	17.300	1.01	-3.61	10.54	126.06	0.31	14.81	189.75	15.87	15.28
BYLK	Baylake Corp.	WI	OTC BB	18.250	18.600	14.300	-1.35	0.27	10.16	143.02	0.74	12.50	179.63	12.76	12.39
BHWB	Blackhawk Bancorp Inc.	WI	OTC BB	13.450	14.500	11.800	1.51	-1.10	10.81	168.29	0.36	13.06	124.42	7.99	26.96
CIBH	CIB Marine Bancshares Inc.	WI	Pink Sheet	3.850	3.850	0.500	60.42	60.42	5.09	75.47	0.00	NM	75.64	4.85	NA
FBCI	First Banking Center Inc.	WI	OTC BB	60.900	62.000	49.500	-1.77	5.00	34.09	451.48	0.00	16.92	178.65	13.49	NA
MI	Marshall & Ilsley Corp.	WI	NYSE	45.250	47.400	37.700	0.65	4.50	18.48	189.35	0.87	15.13	244.86	23.72	16.10
MMBI	Merchants and Manufacturers	WI	OTC BB	39.000	40.000	30.500	5.26	4.70	25.51	384.13	0.72	30.95	152.88	10.15	28.81
MWFS	Mid-Wisconsin Financial	WI	OTC BB	33.500	36.000	30.500	-0.89	-1.47	21.49	239.04	1.06	12.98	155.89	14.02	13.14
PSBQ	PSB Holdings Inc.	WI	OTC BB	30.750	34.900	30.630	0.20	-1.60	20.27	283.89	0.61	13.31	151.70	10.83	13.17
RFSV	Ridgestone Financial Services	WI	OTC BB	14.300	16.500	10.650	0.35	2.88	9.55	125.70	0.00	38.65	149.74	11.37	38.65
SFSW	State Financial Services Corp.	WI	NASDAQ	39.950	41.300	26.780	-1.92	6.53	17.09	220.36	0.64	19.02	233.76	18.13	19.12
TRCY	Tri City Bankshares Corp.	WI	Pink Sheet	20.000	24.500	19.000	2.56	-4.76	11.16	81.85	0.76	18.02	179.17	24.44	19.45

KELLER & COMPANY	Page 29
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

				PER SHARE								PRICING RATIOS
				Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
		State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
				($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)

CIWV	Citizens Financial Corp.	WV	OTC BB	49.000	50.000	42.500	2.08	2.08	32.02	345.70	1.55	17.19	153.02	14.17	20.63
CHCO	City Holding Co.	WV	NASDAQ	36.070	39.210	27.570	-2.30	9.14	15.56	139.58	0.94	13.31	231.81	25.83	13.32
CBFC	CNB Financial Services Inc.	WV	Pink Sheet	67.000	68.000	64.000	0.00	0.00	41.41	532.40	0.00	13.24	161.78	12.58	13.24
CBWV	Community Bank of Parkersburg	WV	Pink Sheet	88.000	88.000	88.000	0.00	0.00	NA	NA	0.00	NA	NA	NA	NA
FCBS	First Century Bankshares Inc.	WV	OTC BB	25.000	26.500	21.350	4.17	8.70	17.82	191.92	0.92	13.81	140.29	13.03	15.46
FBSW	First National Bankshares Corp	WV	Pink Sheet	22.000	23.750	21.350	0.00	-5.58	13.24	229.92	0.60	12.29	166.21	9.57	12.18
FWV	First WV Bancorp Inc.	WV	AMEX	19.450	25.050	19.050	-3.04	-5.12	15.33	178.75	0.76	11.72	126.88	10.88	11.98
HBSI	Highlands Bankshares Inc.	WV	OTC BB	29.750	31.000	24.150	5.31	4.39	22.37	213.28	0.73	NA	132.96	13.95	12.84
MKIN	MCNB Banks Inc.	WV	OTC BB	26.000	26.350	24.500	0.00	1.96	24.30	215.42	0.00	22.41	106.98	12.07	NA
PTBS	Potomac Bancshares Inc.	WV	OTC BB	17.000	21.000	11.750	3.03	-2.86	6.78	76.64	0.33	16.83	250.74	22.19	17.61
PFBI	Premier Financial Bancorp Inc.	WV	NASDAQ	12.310	13.349	8.500	1.72	20.66	9.67	102.78	0.00	NA	127.30	11.98	NA
SMMF	Summit Financial Group Inc.	WV	NASDAQ	28.400	36.000	20.100	-13.68	3.92	9.80	132.86	0.28	18.56	289.80	21.37	18.55
UBSI	United Bankshares Inc.	WV	NASDAQ	36.600	39.350	29.820	0.08	15.57	14.97	153.55	1.30	16.05	244.49	23.84	18.37
WSBC	WesBanco Inc.	WV	NASDAQ	29.140	33.330	24.800	-6.51	3.37	18.82	201.45	1.02	15.26	154.84	14.47	15.88

KELLER & COMPANY	Page 30
Dublin, Ohio
614-766-1426

BANK STOCK PRICES AND PRICING RATIOS

PUBLICLY-TRADED, FDIC-INSURED COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			PER SHARE								PRICING RATIOS
			Latest	All Time	All Time	Monthly	Quarterly	Book		12 Month	Price/	Price/	Price/	Price/Core
	State	Exchange	Price	High	Low	Change	Change	Value	Assets	Div.	Earnings	Bk. Value	Assets	Earnings
			($)	($)	($)	(%)	(%)	($)	($)	($)	(X)	(%)	(%)	(X)
ALL INSTITUTIONS
AVERAGE			89.070	77.520	63.188	2.10	5.33	56.42	698.94	1.81	19.07	196.99	18.17	20.21
HIGH			18,200.00	20,000.00	18,000.00	200.00	207.32	11,606.9	200,836.6	550.00	68.18	536.18	90.12	116.20
LOW			0.170	0.630	0.070	-25.05	-38.21	0.20	4.80	0.00	2.90	28.01	2.93	3.73

AVERAGE FOR STATE
IL			83.777	46.653	36.946	0.43	4.62	43.64	487.83	1.46	16.82	197.77	15.68	17.49

AVERAGE BY REGION
MIDWEST			67.138	67.667	54.547	1.17	3.12	40.81	469.99	1.30	17.28	179.35	15.62	18.00
NEW ENGLAND			32.257	36.167	27.490	3.39	3.78	17.20	209.23	0.58	18.54	189.44	16.34	21.98
MID ATLANTIC			104.410	43.900	34.370	1.51	3.52	73.06	1,222.58	3.09	18.90	189.56	18.32	19.84
SOUTHEAST			36.877	39.070	30.267	2.41	7.15	16.42	186.36	0.37	20.21	191.47	16.99	21.80
SOUTHWEST			33.510	35.812	27.997	1.38	7.02	21.35	236.51	0.42	17.30	187.50	19.09	17.73
WEST			183.918	192.400	161.766	3.19	7.60	128.35	1,283.14	3.20	20.27	237.18	22.72	20.60

AVERAGE BY EXCHANGE
NYSE			35.907	40.739	30.986	-0.32	4.27	17.72	203.27	1.00	14.91	218.11	18.54	14.90
AMEX			26.818	30.869	23.920	2.91	4.37	14.91	159.65	0.71	17.56	179.64	17.88	18.94
NASDAQ			25.571	28.929	20.408	2.05	7.37	12.92	147.56	0.46	19.16	206.71	18.49	19.98
OTC-BB			118.512	127.396	107.192	2.13	3.74	73.98	717.24	2.00	20.65	195.66	18.87	22.44
PINK SHEETS			210.705	100.038	82.238	2.95	4.71	200.57	3,203.48	5.43	16.71	156.98	14.47	17.79

EXHIBIT 2

KELLER & COMPANY	Page 1
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

		State	ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
			Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

FBAK	First National Bank Alaska	AK	2,123,922	430,662	430,662	1.64	1.64	8.12	8.11	OTC BB	344,759	775.71	WE
NRIM	Northrim BanCorp Inc	AK	836,565	86,022	79,572	1.35	NA	12.97	NA	NASDAQ	6,071,237	142.55	WE
ALAB	Alabama National BanCorp.	AL	5,686,127	549,297	394,969	1.16	1.16	11.74	11.72	NASDAQ	17,024,647	1,112.90	SE
ASO	AmSouth Bancorp.	AL	50,546,831	3,638,225	3,339,384	1.33	1.33	18.96	19.02	NYSE	352,349,000	9,161.07	SE
AUBN	Auburn National Bancorp.	AL	597,479	43,043	43,043	1.10	1.01	15.42	14.27	NASDAQ	3,842,911	89.83	SE
TBNC	Banc Corp.	AL	1,383,527	101,744	89,510	-0.62	0.06	-8.46	0.83	NASDAQ	19,551,411	206.85	SE
BTFG	BancTrust Financial Group Inc.	AL	1,320,542	126,424	80,288	1.07	0.98	10.42	9.53	NASDAQ	11,115,000	217.08	SE
CNB	Colonial BancGroup Inc.	AL	20,984,308	1,919,633	1,202,730	1.06	1.06	13.51	13.44	NYSE	155,336,221	3,426.72	SE
COMB	Community Bancshares Inc.	AL	535,902	43,686	41,360	0.06	-0.05	0.80	-0.70	OTC BB	8,630,000	69.04	SE
CBSS	Compass Bancshares Inc.	AL	29,502,927	2,178,356	1,821,973	1.38	1.32	19.17	18.26	NASDAQ	124,205,322	5,589.24	SE
FFDB	FirstFed Bancorp Inc.	AL	204,413	18,309	17,155	0.49	0.48	5.66	5.53	NASDAQ	2,428,114	20.03	SE
FIEC	Frontier National Corp.	AL	300,818	22,033	20,121	0.66	0.56	8.93	7.54	Pink Sheet	3,497,088	27.10	SE
PBTC	Peoples BancTrust Co.	AL	781,485	80,868	74,119	0.79	0.77	8.26	8.04	NASDAQ	5,890,000	94.24	SE
PLE	Pinnacle Bancshares Inc.	AL	213,763	18,618	18,312	0.75	0.84	8.97	10.04	AMEX	1,549,778	22.70	SE
RF	Regions Financial Corp.	AL	85,279,098	10,743,305	5,335,669	1.16	1.21	9.20	9.57	NYSE	461,559,208	15,637.63	SE
USBI	United Security Bancshares	AL	602,394	82,344	79,233	2.22	2.22	16.30	16.33	NASDAQ	6,427,984	176.71	SE
OZRK	Bank of the Ozarks Inc.	AR	1,902,603	139,746	133,213	1.66	1.66	23.50	23.49	NASDAQ	16,639,490	546.44	SE
BKFY	Bankshares of Fayetteville Inc	AR	355,159	19,329	19,329	0.60	0.55	9.88	9.17	Pink Sheet	674,312	23.77	SE
FOCF	Forrest City Financial Corp.	AR	64,422	6,145	6,145	-0.39	-0.37	-4.30	-4.02	Pink Sheet	NA	NA	SE
SFNC	Simmons First National Corp.	AR	2,530,385	238,692	172,824	1.05	1.07	10.79	11.05	NASDAQ	14,353,963	389.14	SE
SBAZ	State Bank Corp	AZ	261,129	23,409	23,409	1.76	1.76	20.14	20.14	OTC BB	1,809,066	NA	WE
FCEN	1st Centennial Bancorp	CA	425,069	30,499	26,303	1.11	1.11	14.89	14.89	OTC BB	2,093,783	73.28	WE
FCNA	1st Century Bk	CA	105,181	20,716	20,716	-4.30	-4.30	-13.87	-13.87	OTC BB	5,280,000	50.16	WE
FPBS	1st Pacific Bank	CA	233,389	20,762	20,762	0.81	NA	8.46	NA	OTC BB	3,849,240	45.71	WE
ABNS	Alliance Bancshares California	CA	470,984	29,687	29,687	1.20	1.20	17.15	17.15	OTC BB	5,898,679	61.35	WE
AMBZ	American Business Bank	CA	457,993	28,736	28,736	0.83	0.82	12.82	12.62	OTC BB	2,115,750	72.54	WE
AMRB	American River Bankshares	CA	606,052	61,080	42,872	1.42	1.42	14.79	14.78	NASDAQ	5,350,438	116.91	WE
BOCH	Bank of Commerce Holdings	CA	468,215	37,422	37,111	1.28	1.28	14.24	14.24	NASDAQ	8,618,581	103.42	WE
BMRC	Bank of Marin	CA	814,216	72,036	72,036	1.41	NA	15.85	NA	NASDAQ	4,924,000	159.09	WE
BSCA	Bank of Santa Clarita	CA	39,089	11,887	11,887	NA	NA	NA	NA	OTC BB	NA	NA	WE
BKOT	Bank On It Inc.	CA	117,341	11,995	11,995	0.99	0.99	9.86	9.86	OTC BB	1,148,800	20.56	WE
BCML	Bay Commercial Bank	CA	29,387	13,643	13,643	NA	NA	NA	NA	OTC BB	1,540,000	18.77	WE
BBBC	Beach Bus. Bank	CA	59,500	19,800	19,800	-4.01	-4.01	-11.26	-11.26	OTC BB	NA	NA	WE
BBNK	Bridge Capital Holdings	CA	498,480	35,804	NA	1.08	1.08	12.93	12.93	NASDAQ	6,165,759	98.34	WE
BWCF	BWC Financial Corp.	CA	551,688	48,499	48,499	1.41	NA	15.04	NA	NASDAQ	4,171,213	107.99	WE

KELLER & COMPANY	Page 2
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

CABK	California Community Bank	CA	75,078	8,540	8,540	-2.10	-2.10	-12.03	-12.03	OTC BB	NA	NA	WE
COSB	California Oaks State Bank	CA	93,029	11,077	11,077	0.79	1.01	8.40	10.73	OTC BB	1,431,193	20.39	WE
CLNB	CalNet Bus. Bank NA	CA	147,492	21,491	21,491	1.23	1.23	11.13	11.13	OTC BB	2,164,205	37.33	WE
CALW	CalWest Bancorp	CA	153,365	9,758	9,758	0.64	0.64	7.96	7.96	OTC BB	1,245,772	18.69	WE
CYNA	Canyon National Bank	CA	222,010	16,156	16,156	1.46	1.46	20.86	20.78	OTC BB	2,020,165	57.62	WE
CCOW	Capital Corp of the West	CA	1,544,449	113,331	111,880	1.05	1.20	14.30	16.25	NASDAQ	10,490,566	291.11	WE
CATY	Cathay General Bancorp Inc.	CA	6,073,302	734,819	449,786	1.59	1.62	13.65	13.94	NASDAQ	50,099,511	1,681.84	WE
CLFC	Center Financial Corp.	CA	1,387,491	95,370	93,705	1.38	1.50	19.57	21.20	NASDAQ	16,341,063	288.09	WE
CCBN	Central Coast Bancorp	CA	1,248,599	109,273	109,273	1.27	1.27	14.23	14.24	NASDAQ	14,063,396	254.55	WE
CVCY	Central Valley Community Bncp	CA	450,552	38,719	28,371	1.18	1.21	14.32	14.66	NASDAQ	2,923,810	66.52	WE
CHOB	Charter Oak Bank	CA	24,896	16,256	16,256	NA	NA	NA	NA	OTC BB	NA	NA	WE
CKNA	Chino Commercial Bank NA	CA	100,422	6,260	6,260	0.89	0.89	11.75	11.75	OTC BB	818,453	16.57	WE
CZNB	Citizens Bancorp	CA	174,638	12,313	12,313	1.12	1.11	12.24	12.20	Pink Sheet	1,567,356	31.35	WE
CYN	City National Corp.	CA	14,475,598	1,400,888	1,111,213	1.56	1.58	16.30	16.61	NYSE	49,600,000	3,556.82	WE
CTBP	Coast Bancorp	CA	164,542	10,291	10,291	0.71	0.71	11.62	11.62	OTC BB	660,200	18.65	WE
CNBF	Commerce National Bk	CA	62,565	7,718	7,718	-5.01	-5.02	-26.53	-26.56	OTC BB	1,222,638	15.59	WE
CWBK	CommerceWest Bank NA	CA	123,829	17,706	17,706	0.96	0.96	6.26	6.26	OTC BB	2,639,135	36.95	WE
CMBC	Community Bancorp Inc.	CA	770,200	68,339	50,113	1.53	1.53	17.03	17.03	NASDAQ	5,282,147	158.73	WE
CYSM	Community Bank of Santa Maria	CA	73,680	5,890	5,890	1.14	1.14	14.03	14.03	OTC BB	NA	NA	WE
CBYAA	Community Bank of the Bay	CA	44,800	7,084	7,084	0.60	0.60	3.67	3.67	OTC BB	1,877,631	14.55	WE
CVLL	Community Valley Bancorp	CA	458,713	35,906	35,906	1.39	1.39	17.78	17.78	OTC BB	7,300,358	94.90	WE
CWBC	Community West Bancshares	CA	392,798	39,299	39,299	1.12	1.12	10.66	10.66	NASDAQ	5,745,014	70.09	WE
CNYB	County Commerce Bank	CA	69,900	7,575	7,575	0.84	0.85	7.52	7.66	OTC BB	NA	NA	WE
CVBF	CVB Financial Corp.	CA	4,811,854	336,855	294,469	1.53	1.52	21.80	21.65	NASDAQ	61,068,798	1,201.83	WE
DEBC	Delta National Bancorp	CA	149,208	17,333	17,308	0.85	0.85	7.40	7.37	Pink Sheet	NA	NA	WE
DCBK	Desert Community Bank	CA	484,358	43,414	43,414	1.08	1.10	12.02	12.20	NASDAQ	2,941,272	83.09	WE
DBVB	Diablo Valley Bank	CA	151,364	13,143	13,143	-1.01	-1.01	-8.02	-8.02	OTC BB	2,479,800	51.25	WE
DVBC	Discovery Bancorp	CA	119,408	10,424	10,424	0.76	0.76	7.10	7.10	OTC BB	1,037,298	17.63	WE
EWBC	East West Bancorp Inc.	CA	6,701,584	561,416	511,097	1.55	1.48	18.22	17.42	NASDAQ	52,696,365	1,770.07	WE
EPIK	Epic Bancorp	CA	452,364	25,077	25,077	0.96	0.96	17.46	17.50	NASDAQ	3,673,345	50.73	WE
EXSR	Exchange Bank of Santa Rosa	CA	1,283,982	113,740	113,740	1.36	1.34	14.74	14.54	OTC BB	1,714,344	242.15	WE
FMBL	F&M Bank of Long Beach	CA	3,023,698	581,174	581,174	1.69	1.69	8.77	8.77	OTC BB	156,500	903.79	WE
FMCB	Farmers & Merchants Bancorp	CA	1,221,578	119,445	119,445	1.42	1.36	14.75	14.06	OTC BB	832,344	376.54	WE
FTAB	First American Bank	CA	238,604	22,124	22,124	1.10	1.05	12.46	11.84	OTC BB	2,399,258	58.59	WE
FCAA	First California Bank	CA	298,294	23,664	23,664	0.88	0.86	10.89	10.64	OTC BB	2,163,000	43.41	WE

KELLER & COMPANY	Page 3
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

FCST	First Coastal Bancshares	CA	234,308	8,996	4,371	0.24	0.24	6.15	6.15	Pink Sheet	99,000	10.40	WE
FCCC	First Commerce Bancorp	CA	219,252	15,788	15,788	1.08	1.09	15.67	15.71	OTC BB	7,576,106	43.49	WE
FCBP	First Community Bancorp	CA	2,843,203	393,236	138,316	1.49	1.49	11.37	11.37	NASDAQ	16,466,790	782.17	WE
FMBR	First Mountain Bank	CA	137,953	12,093	11,896	1.01	1.01	10.93	10.93	OTC BB	1,320,380	23.45	WE
FNRN	First Northern Community Bncp	CA	635,438	52,749	52,749	1.16	1.16	13.92	13.92	OTC BB	7,634,508	125.97	WE
FRGB	First Regional Bancorp	CA	1,452,054	89,743	89,680	1.55	1.55	26.50	26.50	NASDAQ	4,020,146	265.93	WE
FRC	First Republic Bank	CA	8,441,586	532,943	NA	0.72	0.73	11.42	11.57	NYSE	25,493,962	900.70	WE
FNBG	FNB Bancorp	CA	481,822	51,581	51,581	1.01	1.01	9.16	9.20	OTC BB	2,566,332	86.61	WE
FOOT	Foothill Independent Bancorp	CA	798,651	67,720	67,720	1.31	1.31	15.99	15.99	NASDAQ	8,490,628	170.12	WE
FRMB	Fremont Bancorp.	CA	1,590,234	89,200	89,200	0.53	0.48	9.04	8.23	Pink Sheet	70,664	106.00	WE
FMT	Fremont General Corp.	CA	10,999,275	1,197,663	1,197,663	3.46	3.46	35.02	35.02	NYSE	77,936,000	1,896.18	WE
GSBB	Golden State Bus. Bank	CA	68,816	10,053	10,053	-0.46	-0.46	-2.38	-2.38	OTC BB	NA	NA	WE
GBBK	Greater Bay Bancorp	CA	7,245,147	771,176	482,039	1.23	1.19	11.58	11.25	NASDAQ	50,756,081	1,336.41	WE
GSCB	Greater Sacramento Bancorp	CA	221,836	15,466	15,466	0.99	0.97	14.83	14.48	OTC BB	1,250,639	32.52	WE
HAFC	Hanmi Financial Corp.	CA	3,251,792	424,830	205,741	1.64	1.63	12.82	12.75	NASDAQ	49,651,477	829.18	WE
HTBK	Heritage Commerce Corp	CA	1,155,315	101,822	101,822	0.83	0.95	9.52	10.90	NASDAQ	11,839,426	218.20	WE
HEOP	Heritage Oaks Bancorp	CA	498,556	41,043	34,445	1.21	1.19	14.81	14.51	NASDAQ	4,114,458	88.46	WE
ICMM	Inland Community Bank NA	CA	119,658	10,996	10,996	0.47	0.47	4.90	4.90	OTC BB	2,520,361	21.42	WE
ITLA	ITLA Capital Corp.	CA	2,839,848	198,216	195,098	1.01	1.01	11.53	11.53	NASDAQ	5,484,155	295.60	WE
LMRK	Landmark National Bank	CA	75,245	6,282	6,282	-1.61	-1.61	-14.97	-14.95	OTC BB	1,164,104	14.55	WE
LIBC	Liberty Bancorp	CA	161,522	12,902	12,902	0.65	0.65	7.43	7.43	OTC BB	774,727	17.04	WE
MCHB	Mechanics Bank	CA	2,485,616	224,942	224,942	1.00	1.00	10.16	10.17	OTC BB	19,380	370.16	WE
MDST	Mid-State Bancshares	CA	2,351,096	274,655	219,770	1.58	NA	13.25	NA	NASDAQ	22,810,000	633.43	WE
MSBC	Mission Bancorp	CA	118,034	8,140	8,140	1.17	1.17	17.14	17.14	OTC BB	703,078	18.28	WE
MISS	Mission Community Bancorp	CA	138,409	10,238	10,238	1.14	0.79	15.99	11.14	OTC BB	644,599	16.31	WE
MKNB	Mission Oaks National Bank	CA	133,453	12,493	12,493	1.50	1.50	15.30	15.30	OTC BB	1,959,458	48.99	WE
MVBS	Mission Valley Bank	CA	122,344	9,643	9,643	0.41	0.41	4.53	4.48	OTC BB	NA	NA	WE
MOJA	Mojave Desert Bank NA	CA	64,049	5,180	5,180	1.00	1.04	12.68	13.19	OTC BB	NA	NA	WE
MOLB	Mother Lode Bank	CA	28,835	8,706	8,706	NA	NA	NA	NA	OTC BB	NA	NA	WE
NARA	Nara Bancorp Inc.	CA	1,590,233	104,082	98,055	1.44	1.46	20.93	21.29	NASDAQ	23,366,660	328.30	WE
MBLA	National Mercantile Bancorp	CA	403,684	36,432	31,688	0.90	0.98	10.18	11.05	NASDAQ	4,703,484	71.25	WE
NCAL	NCAL Bancorp	CA	250,367	15,130	14,396	1.03	1.03	17.04	17.04	OTC BB	1,119,147	28.54	WE
NCLC	NorCal Community Bancorp	CA	222,873	14,808	14,808	1.14	1.14	17.66	17.66	OTC BB	1,725,202	31.05	WE
NBAN	North Bay Bancorp	CA	590,157	47,228	47,228	1.04	1.04	13.23	13.23	NASDAQ	3,884,700	97.89	WE
NOVB	North Valley Bancorp	CA	899,376	68,966	50,492	0.98	1.03	13.59	14.25	NASDAQ	7,411,075	127.40	WE

KELLER & COMPANY	Page 4
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

NREB	Northern Empire Bancshares	CA	1,187,300	98,344	98,344	1.43	1.43	17.24	17.24	NASDAQ	10,385,000	321.31	WE
OVYB	Oak Valley Community Bank	CA	336,432	30,052	30,052	1.16	1.16	12.44	12.44	OTC BB	4,614,739	91.14	WE
OCBK	Orange Community Bank	CA	144,050	13,113	13,113	1.09	1.09	11.70	11.70	OTC BB	NA	NA	WE
OCBB	Orange County Business Bank	CA	156,898	45,154	45,154	-0.07	-0.07	-0.25	-0.25	OTC BB	4,180,010	66.88	WE
PCBC	Pacific Capital Bancorp	CA	6,167,481	525,124	NA	1.69	1.70	22.04	22.25	NASDAQ	45,895,000	1,698.12	WE
PFCY	Pacific City Bank	CA	144,438	17,423	17,423	1.72	1.72	10.73	10.73	OTC BB	1,791,434	31.53	WE
PCLB	Pacific Liberty Bank	CA	142,238	15,735	15,735	1.92	1.91	17.45	17.40	OTC BB	944,000	31.86	WE
PMBC	Pacific Mercantile Bancorp	CA	922,545	77,612	77,612	0.67	0.65	7.66	7.43	NASDAQ	10,165,589	143.84	WE
PSBC	Pacific State Bancorp	CA	271,826	17,704	16,719	1.38	1.38	21.71	21.71	NASDAQ	3,454,922	55.28	WE
PVBK	Pacific Valley Bnk	CA	27,868	11,237	11,237	NA	NA	NA	NA	OTC BB	1,237,500	16.06	WE
PAMB	Pan American Bank	CA	42,324	5,740	5,740	0.26	0.26	1.87	1.87	Pink Sheet	1,526,203	7.63	WE
PPFC	Pan Pacific Bank	CA	NA	NA	NA	NA	NA	NA	NA	OTC BB	NA	NA	WE
PLSB	Placer Sierra Bancshares	CA	1,862,013	199,624	85,545	1.17	1.18	10.45	10.56	NASDAQ	14,927,789	407.08	WE
PLBC	Plumas Bancorp	CA	451,347	29,405	27,616	0.95	NA	14.42	NA	NASDAQ	NA	NA	WE
PFBC	Preferred Bank	CA	1,032,877	117,025	117,006	1.48	1.47	15.71	15.69	NASDAQ	6,647,304	261.37	WE
PCBP	Premier Commercial Bancorp	CA	184,493	9,806	9,806	0.81	0.82	11.85	11.93	OTC BB	1,459,000	33.56	WE
PSBK	Premier Service Bank	CA	105,804	9,127	9,127	0.99	0.99	11.22	11.22	OTC BB	1,217,665	18.26	WE
PVLY	Premier Valley Bank	CA	379,401	49,191	32,802	1.04	1.06	7.66	7.84	OTC BB	NA	NA	WE
PBPC	Private Bank of the Peninsula	CA	60,913	14,358	14,358	-3.64	-3.64	-11.88	-11.86	OTC BB	1,843,000	25.99	WE
PBBK	Professional Bus. Bank	CA	134,981	15,463	15,463	0.87	0.87	8.11	8.11	OTC BB	1,831,666	32.05	WE
RBSD	Rancho Bank	CA	223,990	16,652	16,652	0.69	0.70	9.71	9.80	OTC BB	NA	NA	WE
RBCB	Rancho Bernardo Community Bk	CA	124,483	10,556	10,556	1.29	NA	14.87	NA	OTC BB	963,323	26.97	WE
RCBC	RCB Corporation	CA	748,788	61,331	61,331	0.94	0.88	11.86	11.14	Pink Sheet	901,719	87.47	WE
RDWO	Redwood Capital Bk	CA	58,344	7,957	7,957	-4.85	-4.85	-21.24	-21.24	OTC BB	1,102,000	19.51	WE
SAEB	Saehan Bancorp	CA	397,356	38,480	38,480	1.50	1.50	14.04	14.04	OTC BB	4,714,342	111.92	WE
SDCO	San Diego Community Bank	CA	86,942	11,565	11,565	1.42	NA	9.42	NA	OTC BB	2,674,921	18.72	WE
SDBK	San Diego Trust Bank	CA	53,002	9,898	9,898	-2.38	-2.38	-9.05	-9.05	OTC BB	NA	NA	WE
SJQN	San Joaquin Bank	CA	560,513	35,691	35,691	1.16	1.16	17.83	17.74	OTC BB	3,435,246	91.21	WE
SCVE	Santa Clara Valley Bank NA	CA	69,281	5,568	5,568	1.08	1.08	13.02	13.02	OTC BB	NA	NA	WE
SCZC	Santa Cruz County Bank	CA	59,187	10,527	10,527	-3.82	-3.85	-13.74	-13.86	OTC BB	NA	NA	WE
SLNB	Santa Lucia Bank	CA	223,813	14,622	14,622	1.07	1.07	16.27	16.30	OTC BB	1,870,436	37.88	WE
SCCB	Seacoast Commerce Bank	CA	36,457	6,702	6,702	-2.48	-2.48	-10.05	-10.05	OTC BB	NA	NA	WE
SBBK	Security Business Bk San Diego	CA	105,728	16,746	16,610	1.84	1.84	10.92	10.92	OTC BB	1,756,132	27.22	WE
SVCF	Service 1st Bancorp	CA	158,207	14,510	14,510	1.05	1.05	12.63	12.63	OTC BB	1,590,937	27.84	WE
BSRR	Sierra Bancorp	CA	1,010,686	76,579	71,035	1.46	1.48	20.19	20.42	NASDAQ	9,817,505	222.66	WE

KELLER & COMPANY	Page 5
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

SBNK	Sonoma Valley Bancorp	CA	226,788	20,820	20,820	1.39	1.39	14.60	14.60	OTC BB	2,151,370	46.68	WE
SWCB	Southwest Community Bancorp	CA	608,380	45,399	45,399	1.26	1.01	17.18	13.83	NASDAQ	3,788,227	128.53	WE
SMAL	Summit Bancshares Inc.	CA	173,873	20,086	20,086	0.98	1.02	8.11	8.43	OTC BB	1,795,959	33.40	WE
SWBC	Sunwest Bancorp	CA	274,407	31,280	31,224	0.89	NA	8.22	NA	OTC BB	17,187	51.56	WE
SIVB	SVB Financial Group	CA	5,047,636	516,866	481,227	1.53	1.45	15.00	14.24	NASDAQ	35,406,732	1,560.02	WE
TMCV	Temecula Valley Bancorp Inc.	CA	724,216	50,483	50,483	1.97	2.02	28.61	29.35	NASDAQ	8,865,447	179.53	WE
TCBK	TriCo Bancshares	CA	1,720,643	142,768	122,530	1.33	1.33	15.47	15.47	NASDAQ	15,684,092	350.38	WE
UCBH	UCBH Holdings Inc.	CA	7,037,174	532,366	454,778	1.46	1.40	19.00	18.17	NASDAQ	91,746,184	1,489.96	WE
UB	UnionBanCal Corp.	CA	51,178,058	4,254,991	3,752,556	1.49	1.53	17.11	17.53	NYSE	144,205,458	9,650.23	WE
UABK	United American Bank	CA	110,180	18,910	18,910	-0.24	-0.24	-1.77	-1.77	OTC BB	2,076,655	28.03	WE
UBFO	United Security Bancshares	CA	623,033	56,151	52,331	1.65	1.72	18.41	19.22	NASDAQ	5,684,596	146.38	WE
UIFC	Uniti Financial Corp.	CA	145,948	16,434	16,434	1.35	1.35	10.19	10.19	OTC BB	NA	NA	WE
VCBP	Valley Commerce Bancorp	CA	200,392	20,990	20,827	0.98	0.98	10.75	10.75	OTC BB	2,087,508	34.97	WE
VCBC	Valley Community Bank	CA	137,775	13,599	13,599	1.09	1.09	10.86	10.86	OTC BB	1,596,035	27.66	WE
VCBB	Ventura County Bus. Bank	CA	73,699	8,660	8,660	-0.30	-0.30	-2.40	-2.37	OTC BB	NA	NA	WE
VNBC	Vineyard National Bancorp	CA	1,619,567	102,436	102,198	1.24	1.23	21.49	21.34	NASDAQ	9,678,371	305.45	WE
WFC	Wells Fargo & Co.	CA	434,981,000	39,278,000	NA	1.71	1.63	19.43	18.53	NYSE	1,686,861,608	103,876.94	WE
WABC	Westamerica Bancorp.	CA	5,191,093	439,617	287,198	2.01	2.16	26.07	27.96	NASDAQ	32,593,000	1,721.24	WE
WSBA	Western Sierra Bancorp	CA	1,259,110	120,017	86,480	1.34	1.33	14.68	14.57	NASDAQ	7,702,000	260.71	WE
WIBC	Wilshire Bancorp Inc.	CA	1,457,025	100,931	100,931	1.79	1.78	25.75	25.55	NASDAQ	28,585,640	409.63	WE
CBHI	Centennial Bank Holdings Inc.	CO	2,409,399	516,759	138,424	NA	NA	NA	NA	NASDAQ	52,302,934	NA	SW
COBZ	CoBiz Inc.	CO	1,791,390	130,102	88,337	1.14	1.14	16.06	16.15	NASDAQ	22,210,000	402.67	SW
DNBK	Denver Bankshares Inc.	CO	166,952	17,443	17,443	0.90	0.90	8.46	8.46	Pink Sheet	84,229	4.89	SW
VAIL	Vail Banks Inc.	CO	656,200	61,917	25,808	0.48	0.52	5.11	5.54	NASDAQ	5,604,235	82.05	SW
AVBK	Apple Valley Bank & Trust	CT	47,954	5,764	5,764	-0.30	-0.35	-2.39	-2.81	OTC BB	862,013	6.36	NE
CTZR	Citizens National Bancorp	CT	261,145	31,673	31,673	1.56	1.57	12.51	12.60	OTC BB	651,396	75.56	NE
CTBC	Connecticut Bank & Trust Co	CT	77,357	12,916	12,866	-7.27	-7.27	-24.60	-24.59	OTC BB	1,888,550	27.76	NE
CBN	Cornerstone Bancorp Inc.	CT	232,789	23,296	23,296	0.80	0.80	7.89	7.89	AMEX	1,272,433	40.72	NE
CRCA	CT River Community Bk	CT	55,219	10,862	10,862	-0.77	-0.79	-5.02	-5.16	OTC BB	NA	NA	NE
FLFL	First Litchfield Financial	CT	430,591	23,829	23,829	1.01	1.00	18.70	18.61	OTC BB	2,027,295	60.82	NE
FVLY	First Valley Bancorp, Inc.	CT	132,900	9,168	9,168	0.52	0.52	7.18	7.18	OTC BB	1,076,082	13.72	NE
PNBK	Patriot National Bancorp Inc.	CT	413,665	19,450	18,520	0.27	0.27	5.23	5.23	NASDAQ	2,489,391	45.11	NE
PMHV	Prime Bank	CT	44,871	6,626	6,626	1.05	1.05	6.70	6.70	OTC BB	NA	NA	NE
SAL	Salisbury Bancorp Inc.	CT	403,248	42,609	31,360	1.11	NA	11.42	NA	AMEX	1,683,341	65.48	NE
SBUY	Simsbury Bank & Trust Co.	CT	204,107	14,821	14,821	0.89	0.89	12.22	12.22	OTC BB	835,809	27.58	NE

KELLER & COMPANY	Page 6
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

SSE	Southern Connecticut Bancorp	CT	88,035	20,536	20,536	-0.19	-0.20	-0.85	-0.86	AMEX	2,937,596	23.92	NE
WBS	Webster Financial Corp.	CT	17,472,197	1,610,911	902,524	0.92	0.92	10.32	10.26	NYSE	53,807,391	2,512.27	NE
WIBW	Wilton Bank	CT	117,350	14,827	14,827	NA	NA	NA	NA	OTC BB	401,098	25.57	NE
AANB	Abigail Adams National Bancorp	DC	257,846	25,686	25,686	1.54	NA	15.46	NA	NASDAQ	3,323,000	54.00	MA
IBWC	IBW Financial Corp.	DC	333,289	25,686	25,443	0.54	0.45	6.58	5.54	Pink Sheet	655,527	22.94	MA
NACB	National Capital Bank	DC	211,301	28,638	28,638	1.33	1.33	10.13	10.13	OTC BB	145,892	62.00	MA
TBBK	Bancorp Inc	DE	736,506	130,683	NA	0.91	NA	4.57	NA	NASDAQ	12,576,767	219.34	MA
CBTD	Christiana Bank & Trust Co.	DE	150,280	15,063	15,063	0.91	0.91	8.90	8.90	OTC BB	1,238,000	18.14	MA
FBOD	First Bank of Delaware	DE	66,071	13,691	13,691	NA	NA	NA	NA	OTC BB	7,256,192	24.31	MA
WL	Wilmington Trust Corp.	DE	9,790,900	949,021	NA	1.60	1.59	16.66	16.64	NYSE	67,739,000	2,439.28	MA
ATBC	Atlantic BancGroup Inc.	FL	190,157	14,119	14,119	0.74	0.74	9.14	9.14	NASDAQ	1,247,516	30.56	SE
BOFL	Bancshares of Florida Inc.	FL	504,727	53,666	52,721	-0.47	-0.20	-4.36	-1.85	NASDAQ	5,916,685	100.58	SE
BGFC	Big Lake Financial Corporation	FL	295,698	19,561	18,591	0.71	0.70	9.80	9.68	OTC BB	597,251	25.64	SE
CCBG	Capital City Bank Group Inc.	FL	2,629,885	295,422	182,341	1.43	1.24	12.86	11.14	NASDAQ	18,614,000	601.60	SE
CSFL	Centerstate Banks of Florida	FL	830,042	90,443	85,253	0.60	0.60	7.30	7.30	NASDAQ	5,075,000	166.71	SE
CEFB	Central Florida State Bank	FL	77,485	14,054	14,054	0.18	0.20	0.98	1.07	OTC BB	1,382,355	22.39	SE
CFHI	Coast Financial Holdings Inc.	FL	423,699	34,848	34,848	0.25	0.18	2.62	1.88	NASDAQ	3,757,650	69.52	SE
CLBK	Commercial Bankshares Inc.	FL	966,034	78,958	78,705	1.32	1.32	15.79	15.79	NASDAQ	5,987,498	229.20	SE
FBMT	First National Bancshares Inc.	FL	334,621	27,463	26,247	1.11	1.11	13.47	13.47	NASDAQ	3,306,757	77.64	SE
FSTF	First State Financial Corp.	FL	314,300	43,095	43,095	NA	NA	NA	NA	NASDAQ	5,863,265	73.29	SE
FPBI	FPB Bancorp Inc.	FL	105,322	7,632	7,632	0.37	0.37	4.42	4.42	NASDAQ	828,938	NA	SE
FBBF	Freedom Bank	FL	NA	NA	NA	NA	NA	NA	NA	OTC BB	NA	NA	SE
HZNB	Horizon Bancorp Inc.	FL	130,568	7,753	7,696	0.91	0.91	14.84	14.84	OTC BB	1,520,841	12.32	SE
JAXB	Jacksonville Bancorp Inc.	FL	249,540	18,651	18,651	0.63	0.65	8.26	8.50	NASDAQ	1,711,666	48.14	SE
MCBN	Marco Community Bancorp Inc.	FL	133,522	14,174	14,174	0.32	0.32	2.66	2.66	OTC BB	1,598,513	NA	SE
OFBS	Old Florida Bankshares Inc.	FL	277,506	22,868	20,747	0.53	0.53	5.77	5.76	OTC BB	1,931,263	36.69	SE
OHBK	Old Harbor Bank	FL	107,975	14,013	14,013	-0.12	-0.12	-0.78	-0.79	OTC BB	1,428,800	22.15	SE
OPHC	OptimumBank Holdings Inc.	FL	170,240	17,143	17,143	0.99	0.99	9.48	9.48	NASDAQ	2,657,502	27.64	SE
PNB	PanAmerican Bancorp	FL	208,887	26,633	20,751	0.53	0.53	4.57	4.55	AMEX	9,992,939	40.17	SE
PLBN	Pilot Bancshares Inc.	FL	141,585	11,221	10,919	0.84	0.84	10.78	10.78	Pink Sheet	1,384,131	11.83	SE
SBCF	Seacoast Banking Corp. of FL	FL	2,052,175	146,877	111,190	1.05	1.05	14.67	14.77	NASDAQ	17,023,513	335.19	SE
SOUK	Southern Commerce Bank	FL	87,264	9,710	9,710	0.60	0.61	4.19	4.28	OTC BB	NA	NA	SE
SUNB	Suncoast Bancorp Inc.	FL	109,863	13,746	13,746	0.57	0.57	5.55	5.56	OTC BB	734,981	10.58	SE
TIBB	TIB Financial Corp.	FL	1,012,885	70,740	69,336	0.76	0.74	9.41	9.15	NASDAQ	5,712,264	153.95	SE
VBAL	Vision Bancshares Inc.	FL	498,803	41,542	37,526	0.54	0.54	4.81	4.83	OTC BB	6,052,708	94.57	SE

KELLER & COMPANY	Page 7
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

ABCB	ABC Bancorp	GA	1,305,156	125,084	96,734	1.14	1.14	11.57	11.57	NASDAQ	11,866,295	214.54	SE
APAB	Appalachian Bancshares Inc.	GA	516,492	38,547	36,447	0.93	0.93	12.37	12.37	Pink Sheet	3,880,824	63.06	SE
CCFH	CCF Holding Co.	GA	347,295	22,296	22,296	0.87	0.79	13.83	12.58	NASDAQ	2,314,377	43.70	SE
CHKJ	Cherokee Banking Co.	GA	152,816	13,775	13,775	0.51	0.51	5.51	5.57	OTC BB	1,242,515	19.94	SE
CZBS	Citizens Bancshares Corp.	GA	326,737	25,827	24,519	0.63	0.57	8.36	7.57	OTC BB	2,085,631	27.95	SE
CBAN	Colony Bankcorp Inc.	GA	1,018,095	65,257	62,274	0.87	0.91	13.82	14.45	NASDAQ	7,181,882	215.74	SE
ALBY	Community Capital Bancshares	GA	241,846	26,233	NA	0.47	0.46	3.89	3.78	NASDAQ	2,913,471	32.22	SE
CBAC	Community National Bancorp.	GA	134,818	17,734	17,734	0.31	-0.19	2.77	-1.71	OTC BB	2,008,595	21.49	SE
CSNT	Crescent Banking Co.	GA	548,300	51,047	50,732	0.00	0.41	0.03	3.70	NASDAQ	2,483,067	62.85	SE
EXCH	Exchange Bankshares Inc.	GA	172,040	18,184	18,184	0.97	0.96	9.24	9.15	Pink Sheet	673,396	20.88	SE
LION	Fidelity Southern Corp.	GA	1,348,037	83,374	83,374	0.76	0.75	11.95	11.86	NASDAQ	9,172,224	141.71	SE
FCBX	First Capital Bancorp, Inc.	GA	675,020	57,693	49,255	0.61	0.61	7.69	7.73	OTC BB	5,067,719	110.22	SE
FBGA	First Community Bank of GA	GA	62,328	6,729	6,729	1.04	1.04	9.55	9.56	OTC BB	713,846	9.99	SE
FBHC	Firstbank Finl Services Inc.	GA	192,594	22,882	22,882	1.24	1.24	9.10	9.10	OTC BB	2,145,250	33.79	SE
FLAG	FLAG Financial Corp.	GA	862,509	72,389	51,382	0.93	0.92	11.01	10.88	NASDAQ	8,546,086	123.06	SE
GBTB	GB&T Bancshares Inc.	GA	1,532,935	201,269	126,893	0.75	0.74	5.92	5.85	NASDAQ	12,732,172	302.52	SE
GABA	Georgia Bancshares Inc.	GA	259,898	22,352	22,352	0.85	0.87	10.57	10.75	OTC BB	2,974,512	52.05	SE
GECR	Georgia-Carolina Bancshares	GA	335,226	25,904	25,904	1.17	1.17	14.83	14.83	OTC BB	3,319,507	59.09	SE
HABC	Habersham Bancorp	GA	406,040	49,008	46,519	0.70	0.67	5.73	5.51	NASDAQ	2,902,000	64.71	SE
ITYC	Integrity Bancshares Inc.	GA	524,760	45,106	45,106	0.86	0.82	9.44	9.00	Pink Sheet	6,493,597	128.57	SE
MSBK	Main Street Banks Inc.	GA	2,371,423	287,483	185,248	1.31	1.31	11.77	11.74	NASDAQ	21,415,607	545.24	SE
NBNC	NBank Corp	GA	400,302	10,032	10,032	-0.82	-0.82	-23.75	-23.87	Pink Sheet	634,213	12.05	SE
NWCB	Newnan Coweta Bancshares Inc	GA	161,253	11,656	11,656	1.02	1.02	12.64	12.64	Pink Sheet	900,000	13.50	SE
NSBH	NSB Holdings Inc.	GA	301,587	22,553	22,553	0.85	0.85	9.59	9.59	OTC BB	1,736,054	26.91	SE
PAB	PAB Bankshares Inc.	GA	933,747	84,560	78,575	1.16	1.21	12.03	12.57	AMEX	9,528,508	147.22	SE
RSBK	Riverside Bancshares Inc.	GA	573,977	39,580	39,580	1.18	1.20	16.73	16.91	Pink Sheet	5,101,790	127.54	SE
SAVB	Savannah Bancorp Inc.	GA	689,271	43,619	43,619	1.16	1.17	18.07	18.17	NASDAQ	4,193,769	129.80	SE
SBKC	Security Bank Corp.	GA	1,329,256	137,019	84,932	1.30	1.30	12.87	12.87	NASDAQ	12,853,000	294.33	SE
SCSG	SouthCrest Financial Group Inc	GA	425,335	52,400	45,075	1.08	1.18	8.70	9.50	OTC BB	3,571,556	69.29	SE
SBFC	Southeastern Bank Finl Corp.	GA	786,311	61,302	61,162	1.25	1.27	15.47	15.62	OTC BB	5,256,807	178.73	SE
SEBC	Southeastern Banking Corp.	GA	399,376	49,537	48,929	1.50	1.48	11.84	11.68	OTC BB	3,304,149	82.60	SE
SNCB	Southern Community Bcshs Inc	GA	273,353	20,144	20,144	0.56	0.55	7.05	6.92	OTC BB	2,585,688	51.71	SE
SGB	Southwest Georgia Financial	GA	299,564	40,421	37,461	1.33	1.33	10.09	10.09	AMEX	3,267,068	65.67	SE
SBGA	Summit Bank Corp.	GA	528,053	35,471	33,941	1.00	NA	15.14	NA	NASDAQ	5,694,604	81.72	SE
STI	SunTrust Banks Inc.	GA	168,952,575	16,646,196	NA	1.17	1.22	12.25	12.84	NYSE	362,159,995	26,162.44	SE

KELLER & COMPANY	Page 8
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

SNV	Synovus Financial Corp.	GA	26,713,294	2,793,812	2,286,634	1.89	1.89	17.77	17.76	NYSE	311,519,262	8,931.26	SE
THVB	Thomasville Bancshares Inc.	GA	243,493	20,268	16,896	1.23	1.23	14.82	14.82	Pink Sheet	2,937,832	49.21	SE
UCBI	United Community Banks Inc.	GA	5,540,242	415,994	296,377	1.05	1.05	13.76	13.76	NASDAQ	38,283,209	996.13	SE
WGNB	WGNB Corp.	GA	511,069	46,570	46,570	1.43	1.43	14.45	14.45	NASDAQ	3,324,483	100.57	SE
BKGM	Bank of Guam	GU	779,828	67,246	NA	0.90	0.89	10.26	10.14	Pink Sheet	8,568,373	53.98	WE
BOH	Bank of Hawaii Corp.	HI	10,059,690	712,169	677,210	1.85	1.82	24.11	23.69	NYSE	51,853,734	2,631.58	WE
CPF	Central Pacific Financial Corp	HI	4,918,781	657,466	330,271	1.32	1.46	10.88	12.09	NYSE	30,409,823	1,082.59	WE
ATLO	Ames National Corp.	IA	834,157	111,776	111,776	1.52	1.47	11.50	11.10	NASDAQ	9,419,271	347.13	MW
HTLF	Heartland Financial USA Inc.	IA	2,712,028	182,246	140,445	0.82	0.82	12.26	12.25	NASDAQ	16,399,470	320.28	MW
HBIA	Hills Bancorp.	IA	1,329,795	102,490	99,990	1.18	1.18	14.87	14.87	Pink Sheet	4,549,656	184.26	MW
IFST	Iowa First Bancshares Corp.	IA	381,555	25,777	25,352	0.98	0.96	14.26	14.00	OTC BB	1,382,669	52.13	MW
OSKY	MidWestOne Finl Group Inc	IA	661,344	58,212	43,885	0.95	0.94	10.66	10.59	NASDAQ	3,740,365	68.75	MW
SNLC	Security National Corp.	IA	814,900	85,942	82,346	1.51	1.51	14.46	14.50	OTC BB	1,915,536	172.21	MW
WBIO	Washington Bancorp	IA	106,557	10,330	9,239	0.37	0.35	3.74	3.51	Pink Sheet	471,348	9.90	MW
WTBA	West Bancorp.	IA	1,187,792	101,826	85,434	1.70	1.70	20.32	20.33	NASDAQ	16,701,843	313.99	MW
IDBC	Idaho Bancorp	ID	175,916	13,146	13,146	0.62	0.62	8.57	8.49	OTC BB	1,751,500	29.34	WE
IIBK	Idaho Independent Bank	ID	425,242	40,475	40,434	1.37	1.37	13.89	13.89	OTC BB	2,554,609	88.77	WE
IMCB	Intermountain Community Bncp	ID	616,924	45,675	33,086	0.92	NA	13.62	NA	OTC BB	5,749,360	103.49	WE
SRGB	Syringa Bank	ID	132,235	12,688	12,688	0.62	0.62	6.37	6.37	Pink Sheet	NA	NA	WE
AMFI	AMCORE Financial Inc.	IL	5,163,565	399,104	383,529	1.00	0.98	12.89	12.58	NASDAQ	24,820,000	741.62	MW
TRUE	Centrue Financial Corporation	IL	607,117	43,312	29,153	0.87	0.84	12.17	11.71	NASDAQ	2,377,501	65.38	MW
CLOV	Clover Leaf Financial Corp.	IL	118,688	11,631	11,631	0.55	0.55	5.00	4.99	OTC BB	NA	NA	MW
CORS	Corus Bankshares Inc.	IL	6,504,221	632,795	628,272	2.29	1.97	19.41	16.73	NASDAQ	27,827,318	1,544.14	MW
FBTT	First Bankers Trustshares Inc.	IL	396,630	23,329	18,756	0.91	0.91	14.52	14.49	Pink Sheet	2,048,574	45.58	MW
BUSE	First Busey Corp.	IL	2,027,862	143,874	108,627	1.24	1.20	17.85	17.32	NASDAQ	20,592,251	397.64	MW
FMBH	First Mid-Illinois Bancshares	IL	823,686	69,836	57,610	1.20	1.17	14.25	14.00	OTC BB	4,443,198	178.39	MW
FMBI	First Midwest Bancorp Inc.	IL	7,073,141	537,084	441,437	1.48	1.42	19.12	18.37	NASDAQ	45,399,000	1,592.60	MW
FOBB	First Oak Brook Bancshares	IL	2,149,860	136,286	136,286	0.87	0.86	14.02	13.78	NASDAQ	9,794,170	276.39	MW
FOTB	First Ottawa Bancshares	IL	283,767	23,044	19,049	0.88	0.80	10.96	9.92	Pink Sheet	651,007	44.92	MW
FRFC	First Robinson Financial Corp.	IL	111,445	11,456	11,456	0.82	0.83	7.70	7.76	OTC BB	529,454	12.97	MW
FGFH	Foresight Fnl Group Inc.	IL	558,376	48,526	48,385	1.17	1.17	13.64	13.62	OTC BB	1,862,352	71.33	MW
ILIN	Illini Corp.	IL	253,463	17,958	15,952	0.34	0.33	5.52	5.25	OTC BB	541,029	19.61	MW
LDFI	LDF Incorporated	IL	398,953	21,788	21,788	0.45	0.45	8.66	8.69	Pink Sheet	290,586	NA	MW
MSTI	Main Street Trust Inc.	IL	1,515,802	143,163	117,340	1.21	NA	13.03	NA	OTC BB	10,276,275	295.44	MW
MNAT	Marquette National Corp.	IL	1,411,652	135,019	130,633	1.15	0.68	11.62	6.90	Pink Sheet	251,932	333.81	MW

KELLER & COMPANY	Page 9
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

MBFI	MB Financial Inc.	IL	5,589,443	490,407	353,327	1.33	1.29	14.61	14.19	NASDAQ	28,495,731	1,134.98	MW
MBR	Mercantile Bancorp Inc.	IL	1,078,880	90,307	NA	0.84	0.84	10.13	10.17	AMEX	1,963,680	110.95	MW
MBHI	Midwest Banc Holdings Inc.	IL	2,526,163	140,099	137,206	-0.77	0.07	-12.69	1.13	NASDAQ	18,322,219	353.44	MW
NIBA	NI Bancshares Corporation	IL	478,822	55,868	50,690	1.28	1.26	10.50	10.36	Pink Sheet	1,535,650	81.39	MW
NSFC	Northern States Financial Corp	IL	750,348	71,636	59,564	0.49	0.59	5.16	6.27	NASDAQ	4,295,105	116.61	MW
NTRS	Northern Trust Corp.	IL	46,255,600	3,446,300	2,903,500	1.23	1.31	16.40	17.48	NASDAQ	218,361,617	9,955.11	MW
OSBC	Old Second Bancorp Inc.	IL	2,236,540	144,524	141,861	1.31	1.30	20.33	20.28	NASDAQ	13,497,889	392.65	MW
PONT	Pontiac Bancorp	IL	275,783	42,523	42,255	1.56	1.56	10.54	10.55	Pink Sheet	220,782	44.16	MW
PNBC	Princeton National Bancorp	IL	680,693	53,368	50,598	1.04	1.03	12.99	12.92	NASDAQ	3,029,132	95.05	MW
PVTB	PrivateBancorp Inc.	IL	3,202,072	219,906	NA	1.22	1.17	15.55	14.86	NASDAQ	20,928,869	740.46	MW
QCRH	QCR Holdings Inc.	IL	920,061	52,939	52,939	0.61	0.62	10.89	11.09	NASDAQ	4,519,559	94.91	MW
TAYC	Taylor Capital Group Inc.	IL	3,073,989	172,714	149,477	1.10	1.04	20.17	19.18	NASDAQ	9,761,061	383.12	MW
TWCF	Town and Country Finl Corp	IL	380,949	35,760	35,384	0.62	0.61	6.76	6.71	OTC BB	1,888,353	39.66	MW
UBCD	UnionBancorp Inc.	IL	665,424	68,749	61,170	0.80	0.51	7.85	4.97	NASDAQ	3,923,018	86.31	MW
WTPT	West Pointe Bancorp Inc.	IL	444,907	33,296	33,296	0.82	0.77	11.07	10.32	OTC BB	1,010,068	44.44	MW
WTFC	Wintrust Financial Corp.	IL	7,768,993	596,921	381,718	0.91	0.89	12.52	12.25	NASDAQ	23,567,522	1,233.76	MW
SRCE	1st Source Corp.	IN	3,451,131	333,613	310,858	0.78	0.85	8.11	8.81	NASDAQ	20,670,000	474.17	MW
ACBP	American Community Bancorp	IN	192,775	15,895	15,895	0.82	0.82	9.32	9.32	OTC BB	1,593,667	24.06	MW
BTOF	Benton Financial Corp.	IN	114,622	15,634	15,634	1.05	1.05	8.03	7.98	Pink Sheet	NA	NA	MW
CBAF	CITBA Financial Corp.	IN	283,052	29,627	29,581	1.22	1.22	10.98	10.98	Pink Sheet	955,942	44.93	MW
CBIN	Community Bank Shares of IN	IN	635,294	42,879	42,879	0.52	0.48	7.26	6.72	NASDAQ	2,617,044	62.18	MW
FXLG	F.S. Bancorp	IN	334,333	30,975	30,975	1.25	1.25	13.46	13.46	Pink Sheet	1,121,006	59.41	MW
FABP	Farmers Bancorp	IN	456,424	35,656	35,656	0.45	0.45	5.75	5.70	OTC BB	1,042,642	56.56	MW
THFF	First Financial Corp.	IN	2,157,759	268,545	258,631	1.03	1.04	8.17	8.30	NASDAQ	13,400,000	384.98	MW
FINB	First Indiana Corp.	IN	1,914,867	176,539	142,303	0.84	NA	8.39	NA	NASDAQ	13,918,041	412.95	MW
FITI	First Internet Bank of Indiana	IN	420,440	42,214	42,214	0.50	0.53	4.75	4.96	Pink Sheet	NA	NA	MW
FRME	First Merchants Corp.	IN	3,201,298	313,358	173,559	0.93	0.92	9.45	9.28	NASDAQ	18,415,725	457.63	MW
GABC	German American Bancorp	IN	909,227	83,689	79,728	0.84	1.10	9.36	12.24	NASDAQ	10,824,223	149.16	MW
HRTB	Heartland Bancshares	IN	198,228	14,148	14,148	0.63	0.71	8.83	10.02	OTC BB	1,411,446	17.08	MW
HOMF	Home Federal Bancorp	IN	848,897	73,849	72,454	0.54	0.54	6.11	6.11	NASDAQ	3,866,646	94.15	MW
HBNC	Horizon Bancorp	IN	1,098,613	52,831	44,014	0.74	0.74	13.04	13.04	NASDAQ	3,111,512	80.43	MW
IBNK	Integra Bank Corp.	IN	2,756,297	217,737	165,015	1.02	0.89	13.32	11.65	NASDAQ	17,428,000	394.22	MW
IFC	Irwin Financial Corp.	IN	6,096,816	500,471	497,978	0.62	0.62	6.88	6.88	NYSE	28,552,632	633.58	MW
LFYC	Lafayette Community Bancorp	IN	156,890	10,499	10,499	1.11	1.11	15.52	15.51	Pink Sheet	892,800	17.19	MW
LKFN	Lakeland Financial Corp.	IN	1,538,615	108,456	102,346	1.15	1.15	15.82	15.82	NASDAQ	5,931,568	241.30	MW

KELLER & COMPANY	Page 10
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

MSFG	MainSource Financial Group	IN	1,540,386	155,047	109,897	1.11	1.16	13.76	14.45	NASDAQ	13,210,268	238.97	MW
MROE	Monroe Bancorp	IN	675,728	48,968	48,968	1.10	1.08	14.75	14.48	NASDAQ	6,036,284	102.62	MW
ONB	Old National Bancorp	IN	8,650,338	702,226	564,726	0.88	0.88	11.16	11.18	NYSE	68,950,000	1,475.53	MW
SJOE	St. Joseph Capital Corp.	IN	446,842	28,018	28,018	0.78	0.78	11.19	11.09	NASDAQ	1,745,000	62.99	MW
TOFC	Tower Financial Corp.	IN	507,519	45,712	45,712	0.65	0.52	7.11	5.61	NASDAQ	4,007,686	59.31	MW
UCBN	United Commerce Bancorp	IN	126,764	9,653	9,653	0.51	0.51	6.11	6.11	OTC BB	965,333	12.36	MW
BVBC	Blue Valley Ban Corp.	KS	684,643	42,179	41,241	0.30	0.27	4.91	4.42	OTC BB	2,334,871	56.04	MW
BHDB	Brotherhood Bancshares Inc.	KS	445,881	42,952	38,662	2.11	2.39	21.72	24.58	Pink Sheet	388,623	36.53	MW
GLDB	Gold Banc Corp. Inc.	KS	4,094,592	278,328	244,116	0.90	0.68	14.50	10.84	NASDAQ	38,682,766	562.83	MW
LARK	Landmark Bancorp Inc.	KS	447,175	43,354	NA	0.88	0.84	9.40	8.98	NASDAQ	2,120,183	53.22	MW
TFIN	Team Financial Inc.	KS	652,472	51,824	37,950	0.57	0.62	7.20	7.83	NASDAQ	4,039,095	59.37	MW
FIFG	1st Independence Finl Group	KY	317,906	37,445	NA	NA	NA	NA	NA	NASDAQ	1,937,661	38.75	MW
BKYF	Bank of Kentucky Finl Corp.	KY	872,841	77,230	64,105	1.19	NA	14.06	NA	OTC BB	5,900,000	153.40	MW
CZFC	Citizens First Corp.	KY	179,596	19,119	18,183	0.98	0.98	9.64	9.64	OTC BB	NA	NA	MW
CZNL	Citizens National Corp	KY	343,172	28,827	25,408	0.97	0.97	11.72	11.71	OTC BB	520,852	28.65	MW
CTBI	Community Trust Bancorp Inc.	KY	2,843,848	245,046	178,070	1.20	1.19	13.63	13.46	NASDAQ	14,889,226	487.18	MW
FFKT	Farmers Capital Bank Corp.	KY	1,418,526	134,473	NA	1.00	0.95	10.77	10.26	NASDAQ	6,778,000	234.79	MW
FCBE	FCB Bancorp Inc	KY	233,458	22,891	22,891	0.48	0.45	4.78	4.43	Pink Sheet	1,550,725	31.79	MW
FFKY	First Financial Service Corp.	KY	751,849	62,034	53,650	1.17	1.11	14.13	13.50	NASDAQ	3,626,188	99.83	MW
FSLK	First Security Bancorp Inc.	KY	211,798	21,299	21,299	0.52	NA	5.42	NA	OTC BB	1,561,000	24.66	MW
HFBA	HFB Financial Corp.	KY	278,201	23,847	23,822	0.69	0.68	7.95	7.86	Pink Sheet	1,244,983	28.01	MW
KTYB	Kentucky Bancshares Inc.	KY	525,799	46,307	NA	1.17	NA	13.58	NA	OTC BB	2,684,000	79.85	MW
RBCAA	Republic Bancorp Inc.	KY	2,594,403	213,426	213,426	1.39	1.39	17.48	17.48	NASDAQ	18,905,000	410.43	MW
SYBT	S.Y. Bancorp Inc.	KY	1,265,655	121,049	120,367	1.66	1.66	17.38	17.38	NASDAQ	13,888,910	317.36	MW
ABNC	American Bancorp Inc.	LA	101,634	8,501	8,501	0.75	0.75	6.94	6.94	OTC BB	NA	NA	SW
BOLB	BOL Bancshares Inc.	LA	95,596	6,873	6,873	0.16	0.36	2.27	5.12	Pink Sheet	179,145	2.87	SW
CNBL	Citizens National Bancshares	LA	234,891	16,321	16,321	1.01	1.00	14.35	14.30	Pink Sheet	1,309,217	26.84	SW
FGYH	First Guaranty Bank	LA	611,156	52,811	51,357	1.53	1.53	17.34	17.32	OTC BB	4,169,883	75.06	SW
HIB	Hibernia Corp.	LA	22,084,600	2,106,700	1,740,959	1.46	1.46	16.41	16.44	NYSE	159,019,000	5,276.25	SW
IBKC	IBERIABANK Corp.	LA	2,708,706	263,808	162,372	1.17	1.18	12.59	12.65	NASDAQ	7,537,963	464.41	SW
JDVB	Jeff Davis Bancshares Inc.	LA	358,508	37,290	35,594	1.49	1.49	14.29	14.29	Pink Sheet	1,560,000	59.67	SW
MBKL	Metairie Bank & Trust Co.	LA	261,664	33,616	33,616	1.02	0.95	7.98	7.47	OTC BB	NA	NA	SW
MSL	MidSouth Bancorp Inc.	LA	631,893	51,523	41,052	1.29	1.23	16.56	15.75	AMEX	4,911,500	109.39	SW
PNLC	Parish National Bank	LA	550,324	47,911	45,107	1.02	1.02	12.07	12.07	Pink Sheet	NA	NA	SW
WTNY	Whitney Holding Corp.	LA	8,920,289	955,583	720,645	1.29	1.31	11.81	11.92	NASDAQ	63,222,349	2,062.95	SW

KELLER & COMPANY	Page 11
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

AABT	Asian American B&TC	MA	129,931	17,276	17,276	0.34	0.34	2.50	2.46	OTC BB	NA	NA	NE
BVNC	Beverly National Corp.	MA	387,582	27,976	27,976	0.70	0.65	9.69	8.90	OTC BB	1,868,262	51.38	NE
BPFH	Boston Private Financial	MA	3,528,274	344,730	162,521	1.19	1.19	11.98	11.94	NASDAQ	28,089,373	707.85	NE
CATC	Cambridge Bancorp	MA	725,803	63,825	61,176	1.12	1.04	13.23	12.28	OTC BB	3,993,000	118.99	NE
CAPX	Capital Crossing Bank	MA	1,048,561	81,742	77,370	1.63	1.63	18.92	18.92	NASDAQ	5,581,481	190.33	NE
CNBKA	Century Bancorp Inc.	MA	1,652,387	106,400	101,045	0.50	0.50	7.93	8.06	NASDAQ	5,535,317	168.11	NE
CWEA	Commonwealth National Bank	MA	211,590	14,733	14,733	0.22	0.22	2.70	2.74	OTC BB	2,111,000	27.44	NE
EBTC	Enterprise Bancorp Inc.	MA	898,571	64,273	57,942	0.94	0.90	12.93	12.43	NASDAQ	3,755,414	112.55	NE
FIWC	First Ipswich Bancorp	MA	387,197	19,301	16,351	0.07	0.06	1.50	1.15	OTC BB	2,219,630	36.07	NE
INDB	Independent Bank Corp.	MA	2,990,384	220,528	163,401	1.14	1.09	16.05	15.31	NASDAQ	15,379,000	433.84	NE
IFIN	Investors Financial Services	MA	12,405,775	793,988	714,019	1.39	1.29	22.15	20.62	NASDAQ	66,875,627	2,529.24	NE
RPOR	Rockport National Bancorp Inc.	MA	107,759	8,368	8,368	0.95	0.95	12.89	12.89	OTC BB	NA	NA	NE
SFBC	Slade’s Ferry Bancorp	MA	577,796	47,962	45,789	0.79	0.81	9.40	9.61	NASDAQ	4,115,200	75.02	NE
STT	State Street Corp.	MA	104,254,000	6,248,000	4,284,000	0.83	0.85	13.21	13.66	NYSE	330,699,000	15,956.23	NE
WAIN	Wainwright Bank & Trust Co.	MA	714,188	66,780	65,319	0.94	NA	10.46	NA	NASDAQ	7,610,000	84.85	NE
WBKC	Westbank Corp.	MA	768,336	48,502	38,803	0.56	0.58	9.02	9.37	NASDAQ	4,709,000	76.19	NE
AMBB	AmericasBank Corp.	MD	47,150	5,266	4,971	-3.01	-3.01	-19.21	-19.21	OTC BB	3,766,810	6.78	MA
ANNB	Annapolis Bancorp Inc.	MD	316,358	19,914	19,914	0.91	0.91	13.94	13.98	NASDAQ	4,064,000	38.00	MA
BANI	Bay National Corp.	MD	186,630	14,337	14,337	0.87	0.88	10.74	10.96	OTC BB	1,924,436	33.20	MA
TYCB	Calvin B. Taylor Bankshares	MD	399,768	68,116	67,816	1.45	1.45	8.66	8.66	OTC BB	3,203,504	116.93	MA
CRRB	Carrollton Bancorp	MD	336,229	34,766	34,151	0.40	0.48	3.72	4.52	NASDAQ	2,850,298	42.75	MA
CECB	Cecil Bancorp Inc.	MD	209,935	18,792	16,610	0.91	0.91	9.39	9.39	OTC BB	1,634,054	32.52	MA
CPKB	Chesapeake Bancorp	MD	89,485	8,782	8,782	2.36	2.36	22.35	22.35	Pink Sheet	NA	NA	MA
CNBE	CN Bancorp Inc.	MD	145,668	15,829	15,829	0.50	0.50	4.41	4.41	OTC BB	1,398,247	19.16	MA
CBMD	Columbia Bancorp	MD	1,284,115	91,331	91,331	1.25	1.25	16.43	16.43	NASDAQ	6,932,502	252.69	MA
CMFB	CommerceFirst Bancorp Inc.	MD	84,466	16,747	16,747	1.73	1.73	12.88	12.88	NASDAQ	1,803,583	21.10	MA
CUMD	County First Bank	MD	151,039	13,063	13,063	1.02	1.02	11.55	11.55	OTC BB	NA	NA	MA
DMAS	Damascus Community Bank	MD	151,289	20,416	20,416	1.33	1.33	9.71	9.70	Pink Sheet	NA	NA	MA
DEBA	Delmar Bancorp	MD	257,898	21,806	21,039	1.08	1.04	12.88	12.41	OTC BB	2,246,048	55.03	MA
EGBN	Eagle Bancorp Inc.	MD	610,100	61,055	61,055	1.10	1.08	10.39	10.15	NASDAQ	7,095,397	138.64	MA
EASB	Easton Bancorp Inc.	MD	119,664	9,473	9,473	0.99	0.99	12.01	12.01	OTC BB	NA	NA	MA
FMFG	Farmers & Merchants Bank	MD	149,839	16,345	16,345	0.87	0.87	8.01	8.02	OTC BB	727,669	23.83	MA
FMAR	First Mariner Bancorp	MD	1,400,179	69,422	69,422	0.53	0.53	10.17	10.07	NASDAQ	6,201,921	100.53	MA
FUNC	First United Corp.	MD	1,255,778	86,821	71,811	0.64	0.64	10.64	10.59	NASDAQ	6,099,383	122.90	MA
FCBI	Frederick County Bancorp	MD	190,381	15,119	15,119	1.11	1.11	12.83	12.87	OTC BB	1,458,602	54.70	MA

KELLER & COMPANY	Page 12
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

GLBZ	Glen Burnie Bancorp	MD	312,586	26,765	26,745	0.97	0.93	11.64	11.15	NASDAQ	2,046,551	43.00	MA
HFBK	Harford Bank	MD	184,970	20,427	20,427	1.04	1.04	9.07	9.07	OTC BB	748,981	34.45	MA
MRBK	Mercantile Bankshares Corp.	MD	16,092,994	2,121,117	1,405,111	1.71	1.72	12.74	12.87	NASDAQ	81,982,375	4,224.55	MA
NWID	New Windsor Bancorp Inc.	MD	158,820	12,357	12,357	0.72	0.70	8.66	8.41	Pink Sheet	541,590	17.06	MA
OLBK	Old Line Bancshares Inc	MD	135,211	13,929	13,929	0.82	0.82	7.10	7.10	NASDAQ	2,146,061	21.03	MA
PATD	Patapsco Bancorp Inc.	MD	204,660	17,082	13,663	0.67	0.67	8.04	8.04	OTC BB	1,420,992	17.41	MA
PBKS	Provident Bankshares Corp.	MD	6,407,388	626,546	358,671	1.14	NA	11.97	NA	NASDAQ	32,865,817	1,048.75	MA
PSBP	PSB Holding Corp.	MD	175,591	13,862	13,862	0.84	0.84	10.09	10.09	Pink Sheet	395,931	27.00	MA
RSAM	Rising Sun Bancorp	MD	143,668	12,257	10,383	0.93	0.89	10.46	9.95	OTC BB	NA	NA	MA
SASR	Sandy Spring Bancorp Inc.	MD	2,348,305	203,294	185,875	0.69	0.66	8.22	7.88	NASDAQ	14,614,739	511.95	MA
SHBI	Shore Bancshares Inc.	MD	820,000	98,000	83,987	1.47	NA	12.55	NA	NASDAQ	5,521,000	156.02	MA
TCFC	Tri-County Financial Corp.	MD	540,001	32,022	32,022	0.83	0.85	12.81	13.12	OTC BB	1,158,320	47.49	MA
BHB	Bar Harbor Bankshares	ME	679,160	56,223	52,764	0.96	NA	11.42	NA	AMEX	3,076,916	82.31	NE
CAC	Camden National Corp.	ME	1,586,984	126,575	120,103	1.37	1.37	16.37	16.37	AMEX	7,588,461	248.52	NE
FNLC	First National Lincoln Corp.	ME	958,716	100,716	72,756	1.38	1.38	14.48	14.48	NASDAQ	9,819,801	166.94	NE
KTHN	Katahdin Bankshares Corp.	ME	343,424	20,547	NA	0.96	0.96	16.15	16.15	Pink Sheet	305,900	NA	NE
MERB	Merrill Merchants Bancshares	ME	392,590	32,557	32,135	1.40	1.36	16.72	16.27	NASDAQ	3,435,071	75.57	NE
NBN	Northeast Bancorp	ME	575,695	39,870	37,368	0.71	0.74	10.39	10.79	AMEX	2,519,832	51.78	NE
RVGR	Rivergreen Bank	ME	51,404	6,943	6,943	-0.40	-0.40	-2.55	-2.55	OTC BB	NA	NA	NE
BNK	TD Banknorth Inc.	ME	31,784,335	6,473,496	1,195,375	0.82	1.15	5.86	8.19	NYSE	173,406,000	5,167.50	NE
UNBH	Union Bankshares Co.	ME	514,996	40,522	34,108	1.00	0.98	12.00	11.86	OTC BB	1,116,330	85.96	NE
CTDN	Capital Directions Inc.	MI	129,291	14,963	14,963	1.11	1.10	9.49	9.40	OTC BB	580,713	30.34	MW
CBC	Capitol Bancorp Ltd.	MI	3,341,000	266,083	223,120	1.01	1.02	12.55	12.64	NYSE	14,994,585	503.97	MW
CYFL	Century Financial Corp.	MI	230,484	27,839	27,839	1.32	1.32	10.77	10.77	OTC BB	1,844,197	43.47	MW
CHFC	Chemical Financial Corp.	MI	3,722,100	494,655	424,565	1.45	1.42	11.46	11.21	NASDAQ	25,138,000	832.32	MW
COFS	ChoiceOne Financial Services	MI	235,397	20,896	20,884	0.81	0.80	8.91	8.71	Pink Sheet	1,646,234	34.49	MW
CBCF	Citizens Banking Corp.	MI	7,825,937	662,149	595,040	1.04	0.95	12.45	11.33	NASDAQ	43,261,000	1,307.35	MW
CKSB	Clarkston Financial Corp.	MI	186,153	12,460	12,436	0.56	0.64	7.81	8.90	OTC BB	1,048,659	18.88	MW
CNBZ	CNB Corp.	MI	258,584	24,881	24,881	1.27	1.27	13.38	13.38	OTC BB	1,237,000	58.61	MW
CMA	Comerica Inc.	MI	54,689,000	5,117,000	4,869,000	1.61	1.65	16.19	16.66	NYSE	167,221,640	9,665.41	MW
CEFC	Commercial National Financial	MI	267,704	14,724	14,724	1.05	1.05	10.65	10.65	OTC BB	3,301,000	41.66	MW
CCBD	Community Central Bank Corp.	MI	431,185	34,845	NA	0.78	0.76	11.27	10.99	NASDAQ	3,648,000	53.55	MW
CSHB	Community Shores Bank Corp.	MI	222,751	14,058	14,058	0.60	0.60	8.83	8.83	NASDAQ	1,432,800	19.56	MW
CYBK	County Bank Corp.	MI	251,595	30,450	30,450	1.46	NA	12.20	NA	OTC BB	1,118,315	60.39	MW
DEAR	Dearborn Bancorp Inc.	MI	700,493	78,855	70,937	0.97	1.04	8.44	9.06	NASDAQ	5,080,130	131.58	MW

KELLER & COMPANY	Page 13
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

EFIN	Eastern Michigan Fncl. Corp.	MI	228,061	20,415	20,415	1.01	1.01	11.25	11.26	Pink Sheet	1,152,356	28.52	MW
FETM	Fentura Financial Inc.	MI	601,270	44,676	35,483	0.83	0.79	11.29	10.75	OTC BB	1,898,382	62.74	MW
FBMI	Firstbank Corp.	MI	830,687	75,421	68,711	1.21	1.20	13.12	13.06	NASDAQ	5,350,816	144.47	MW
FNHM	FNBH Bancorp Inc.	MI	465,005	46,388	46,388	1.44	1.43	14.77	14.71	OTC BB	3,182,227	95.79	MW
HCBN	HCB Financial Corp.	MI	239,416	26,013	25,991	0.89	0.88	8.28	8.19	OTC BB	1,017,932	33.59	MW
HCNB	Hillsdale County National Bank	MI	263,018	29,232	26,114	0.88	0.88	7.82	7.80	Pink Sheet	NA	NA	MW
IBTM	IBT Bancorp Inc.	MI	674,738	72,438	69,114	0.96	0.95	9.08	9.00	Pink Sheet	4,909,037	211.09	MW
ICNB	ICNB Financial Corp	MI	226,410	23,460	22,563	0.86	0.86	8.77	8.74	OTC BB	1,130,158	27.12	MW
IBCP	Independent Bank Corp.	MI	3,253,148	244,078	178,127	1.45	1.48	19.23	19.59	NASDAQ	21,180,292	602.37	MW
KEFI	Keweenaw Financial Corporation	MI	362,362	30,978	30,809	1.14	1.12	13.56	13.28	Pink Sheet	353,898	42.91	MW
MCBC	Macatawa Bank Corp.	MI	1,780,615	135,968	109,913	0.98	0.98	12.56	12.56	NASDAQ	10,194,605	353.65	MW
MFNC	Mackinac Financial Corp	MI	276,048	28,517	NA	-1.33	-2.83	-19.25	-40.89	NASDAQ	3,428,695	52.22	MW
MBTF	MBT Financial Corp.	MI	1,583,433	157,140	156,923	1.40	1.39	14.31	14.15	NASDAQ	17,285,950	332.75	MW
MBWM	Mercantile Bank Corp.	MI	1,709,157	149,204	149,204	1.08	1.11	11.77	12.15	NASDAQ	7,582,389	317.52	MW
MCBP	Michigan Community Bancorp	MI	54,061	5,248	5,248	-0.14	0.00	-1.51	-0.04	Pink Sheet	NA	NA	MW
MHBC	Michigan Heritage Bancorp	MI	164,398	16,172	16,172	0.36	0.36	3.75	3.69	OTC BB	1,521,939	17.12	MW
OKFC	O.A.K. Financial Corp.	MI	566,155	59,042	58,755	1.00	0.99	9.44	9.35	OTC BB	2,237,915	96.23	MW
OXBC	Oxford Bank Corporation	MI	518,478	46,284	46,284	0.93	0.93	10.70	10.63	OTC BB	1,279,830	67.83	MW
PVLN	Pavilion Bancorp Inc.	MI	271,585	23,997	23,997	2.14	0.51	21.27	5.12	OTC BB	735,379	38.98	MW
PFI	Pelican Financial Inc.	MI	203,825	15,575	15,575	-0.18	-0.23	-2.59	-3.37	AMEX	4,494,365	30.11	MW
PSBG	PSB Group	MI	477,908	42,664	38,564	0.96	0.95	10.05	10.04	OTC BB	3,029,327	63.47	MW
RBNC	Republic Bancorp Inc.	MI	6,075,228	409,107	404,400	1.18	1.16	16.91	16.61	NASDAQ	69,205,000	1,036.00	MW
SLBY	Shelby Financial Corp.	MI	145,884	16,305	15,055	1.07	1.05	9.53	9.39	Pink Sheet	NA	NA	MW
SOMC	Southern Michigan Bancorp Inc.	MI	317,499	25,096	24,435	1.18	NA	13.96	NA	OTC BB	1,696,151	42.91	MW
UBMI	United Bancorp Inc.	MI	664,160	63,559	60,090	1.19	1.20	12.57	12.61	OTC BB	2,489,924	160.07	MW
UNIB	University Bancorp Inc.	MI	52,540	3,207	3,103	-0.49	-0.74	-7.45	-11.25	NASDAQ	4,148,878	7.92	MW
MFGI	Merchants Financial Group Inc	MN	689,106	68,120	60,506	0.93	0.84	9.60	8.69	Pink Sheet	2,869,446	101.87	MW
NSBK	Northern Star Financial Inc.	MN	47,943	1,470	1,470	-1.56	NA	-42.92	NA	OTC BB	602,000	2.56	MW
TCB	TCF Financial Corp.	MN	12,607,216	954,557	798,542	2.13	2.01	27.92	26.35	NYSE	134,123,494	3471.12	MW
USB	U.S. Bancorp	MN	203,981,000	19,901,000	NA	2.20	2.21	21.89	21.96	NYSE	1,829,000,000	53406.80	MW
BBIM	Bremen Bancorp	MO	214,169	18,717	18,393	0.57	0.48	6.47	5.48	Pink Sheet	138,514	14.82	MW
CASS	Cass Information Systems	MO	736,470	70,663	61,055	1.23	1.13	13.28	12.17	NASDAQ	3,677,326	141.58	MW
CBSH	Commerce Bancshares Inc.	MO	14,118,193	1,376,169	1,327,647	1.56	1.54	15.47	15.27	NASDAQ	66,104,839	3332.34	MW
EFSC	Enterprise Financial Services	MO	1,140,522	80,440	78,187	0.96	NA	13.96	NA	NASDAQ	10,056,000	237.82	MW
EXJF	Exchange National Bancshares	MO	1,166,418	94,540	NA	0.89	NA	9.18	NA	NASDAQ	4,169,847	114.42	MW

KELLER & COMPANY	Page 14
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

GSBC	Great Southern Bancorp Inc.	MO	2,003,497	148,600	NA	1.47	1.47	19.51	19.51	NASDAQ	13,701,107	428.71	MW
GFED	Guaranty Federal Bcshs Inc.	MO	464,049	40,158	40,138	1.13	NA	12.23	NA	NASDAQ	2,756,000	63.64	MW
IFBH	IFB Holdings Inc.	MO	61,050	6,991	6,991	0.70	0.70	6.06	6.04	Pink Sheet	NA	NA	MW
SMBC	Southern Missouri Bancorp Inc.	MO	330,360	25,003	22,400	0.03	0.01	0.39	0.16	NASDAQ	2,241,000	32.49	MW
UMBF	UMB Financial Corp.	MO	6,979,652	826,958	762,512	0.70	0.65	5.93	5.48	NASDAQ	21,558,646	1229.49	MW
BXS	BancorpSouth Inc.	MS	10,831,291	936,167	NA	1.02	1.02	12.25	12.19	NYSE	78,275,000	1847.29	SE
BKBK	Britton & Koontz Capital Corp.	MS	398,428	31,590	30,655	0.86	0.86	10.47	10.47	NASDAQ	2,116,316	41.48	SE
CIZ	Citizens Holding Co.	MS	592,675	62,604	57,044	1.38	1.38	13.29	13.29	AMEX	5,008,000	115.43	SE
FBMS	First Bancshares Inc.	MS	230,348	16,754	16,754	0.64	NA	7.82	NA	OTC BB	1,168,446	23.37	SE
FMFC	First M & F Corp.	MS	1,207,852	114,939	98,205	1.01	1.01	10.29	10.29	NASDAQ	4,490,159	153.70	SE
HBHC	Hancock Holding Co.	MS	4,789,065	480,440	413,285	1.40	1.37	13.94	13.67	NASDAQ	32,310,000	1111.46	SE
NBY	NBC Capital Corp.	MS	1,416,138	118,028	77,800	0.98	0.93	12.00	11.47	AMEX	8,164,511	198.72	SE
PFBX	Peoples Financial Corp.	MS	645,636	86,691	86,691	1.18	1.00	8.36	7.08	NASDAQ	5,552,379	100.00	SE
RNST	Renasant Corp.	MS	2,353,385	235,454	133,926	1.01	1.04	9.91	10.16	NASDAQ	10,397,897	319.84	SE
TRMK	Trustmark Corp.	MS	8,095,194	744,638	576,801	1.29	1.36	14.19	14.94	NASDAQ	56,751,801	1659.99	SE
GBCI	Glacier Bancorp Inc.	MT	3,531,935	297,759	217,473	1.53	1.53	17.59	17.62	NASDAQ	31,258,586	816.79	WE
UBMT	United Financial Corp.	MT	372,767	31,231	29,809	1.11	1.11	12.70	12.63	NASDAQ	2,444,980	59.02	WE
FSBC	1st State Bancorp Inc.	NC	373,087	66,120	66,120	0.92	NA	5.22	NA	NASDAQ	2,898,637	104.50	SE
ACBA	American Community Bancshares	NC	419,342	49,185	38,622	0.96	1.05	9.59	10.49	NASDAQ	4,533,633	78.43	SE
BAC	Bank of America Corp.	NC	1,246,330,000	100,540,000	NA	1.40	1.34	16.95	16.23	NYSE	4,016,703,839	183201.86	SE
GRAN	Bank of Granite Corp.	NC	1,069,400	140,567	129,391	1.31	1.32	9.62	9.65	NASDAQ	13,120,154	251.12	SE
BKOR	Bank of Oak Ridge	NC	139,381	14,432	14,432	0.32	0.32	2.70	2.66	NASDAQ	1,789,499	18.61	SE
BCAR	Bank of the Carolinas	NC	310,049	33,175	32,563	0.59	0.59	5.98	5.98	NASDAQ	3,158,547	47.79	SE
BKWW	Bank of Wilmington	NC	228,863	23,403	23,403	0.60	0.60	5.63	5.64	NASDAQ	3,416,370	30.75	SE
BBT	BB&T Corp.	NC	105,835,324	11,090,367	6,320,683	1.61	1.63	14.82	15.01	NYSE	546,796,870	21855.47	SE
BNCN	BNC Bancorp	NC	563,299	31,426	27,933	0.84	0.82	14.26	13.93	NASDAQ	3,500,000	70.84	SE
CBKN	Capital Bank Corp.	NC	917,392	79,499	66,541	0.70	0.64	7.99	7.28	NASDAQ	6,625,870	99.45	SE
CSNC	Cardinal State Bank	NC	144,779	18,735	18,735	0.51	0.51	3.71	3.71	NASDAQ	2,261,212	27.70	SE
CLBH	Carolina Bank Holdings Inc.	NC	324,524	21,949	21,949	0.63	NA	8.84	NA	NASDAQ	2,267,000	36.57	SE
CART	Carolina Trust Bank	NC	96,135	12,390	12,150	0.80	0.80	6.68	6.68	NASDAQ	1,280,000	17.66	SE
COOP	Cooperative Bankshares Inc.	NC	667,080	48,966	47,504	0.91	0.91	11.14	11.13	NASDAQ	4,300,316	80.37	SE
CRFN	Crescent Financial Corp.	NC	392,855	28,142	24,371	0.78	0.74	9.83	9.30	NASDAQ	4,120,391	65.93	SE
ECBE	ECB Bancorp Inc.	NC	516,335	31,919	31,919	0.66	0.80	10.30	12.59	NASDAQ	2,038,242	62.17	SE
FBNC	First Bancorp	NC	1,738,597	154,202	104,829	1.22	1.20	13.19	12.99	NASDAQ	14,170,722	313.60	SE
FCTR	First Charter Corp.	NC	4,633,236	327,698	NA	1.00	1.00	14.30	14.30	NASDAQ	30,533,551	670.82	SE

KELLER & COMPANY	Page 15
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

FCNCA	First Citizens BancShares Inc.	NC	14,023,066	1,134,242	NA	0.73	0.73	8.90	8.88	NASDAQ	10,434,453	1508.30	SE
FNSE	First National Bank of Shelby	NC	760,020	95,710	89,294	1.19	1.20	9.36	9.39	Pink Sheet	NA	NA	SE
FSBK	First South Bancorp Inc.	NC	791,911	63,942	59,448	1.62	1.62	20.62	20.62	NASDAQ	6,329,539	200.46	SE
NCFT	First Trust Bank	NC	248,791	17,806	17,806	1.14	1.14	15.54	15.54	OTC BB	2,078,034	44.78	SE
FNBN	FNB Corp.	NC	904,602	84,969	68,532	1.05	1.07	10.95	11.10	NASDAQ	5,616,000	111.76	SE
FNBF	FNB Financial Services Corp.	NC	979,446	73,360	72,511	0.92	0.92	11.57	11.57	NASDAQ	6,993,000	128.60	SE
FOFN	Four Oaks Fincorp Inc.	NC	424,978	37,993	37,928	1.22	1.22	13.12	13.19	OTC BB	3,463,738	81.40	SE
GBTS	Gateway Financial Holdings	NC	678,560	66,148	NA	0.54	0.51	5.08	4.77	NASDAQ	7,399,000	133.92	SE
HPTB	High Point Bank Corp.	NC	630,750	87,219	85,640	1.09	1.02	8.16	7.66	Pink Sheet	480,557	108.61	SE
IFCB	Integrity Financial Corp	NC	661,977	64,173	44,857	0.31	0.31	3.26	3.27	NASDAQ	5,433,056	96.41	SE
LTLB	Little Bank Incorporated	NC	164,405	17,167	17,167	0.87	0.87	7.83	7.83	OTC BB	1,725,602	26.06	SE
LXBK	LSB Bancshares Inc.	NC	989,327	91,103	90,613	0.93	0.93	9.46	9.46	NASDAQ	8,547,988	153.52	SE
MFBP	M&F Bancorp Inc.	NC	235,225	19,945	19,945	0.33	0.33	3.73	3.72	OTC BB	1,685,646	22.08	SE
MCFI	MidCarolina Financial Corp.	NC	332,758	17,534	17,534	0.74	NA	13.13	NA	OTC BB	2,501,000	39.14	SE
MOBT	Mountain 1st Bank & Tr	NC	184,130	15,980	15,980	NA	NA	NA	NA	OTC BB	2,031,542	42.66	SE
NCBC	New Century Bancorp Inc.	NC	384,141	31,102	31,102	0.99	0.99	11.29	11.29	OTC BB	2,779,000	61.14	SE
NSBC	North State Bancorp	NC	321,996	19,207	19,207	0.54	0.54	8.41	8.41	OTC BB	2,366,041	44.36	SE
PKWY	Parkway Bank	NC	78,477	11,892	11,892	1.09	1.09	7.51	7.51	OTC BB	1,267,895	15.85	SE
PEBK	Peoples Bancorp of NC Inc.	NC	709,559	52,643	52,643	0.73	0.76	9.80	10.17	NASDAQ	3,453,312	64.40	SE
SHKL	Scottish Bank	NC	159,057	12,484	12,484	0.60	0.55	7.14	6.56	OTC BB	884,272	12.16	SE
SCMF	Southern Community Financial	NC	1,305,687	135,771	83,871	0.66	0.66	6.02	6.03	NASDAQ	17,840,000	170.73	SE
SSBT	SterlingSouth B&TC	NC	136,262	11,865	11,865	0.51	0.51	5.07	5.07	OTC BB	1,273,276	16.23	SE
SRYB	Surrey Bancorp	NC	166,925	15,410	15,290	1.16	0.95	9.81	8.05	OTC BB	1,211,642	24.23	SE
TYBN	Trinity Bank	NC	150,745	13,167	13,165	1.38	1.38	16.18	16.15	OTC BB	1,837,986	19.30	SE
UTDF	United Financial Inc.	NC	150,766	10,281	10,281	0.19	0.15	2.65	2.04	OTC BB	1,640,565	12.30	SE
WBNK	Waccamaw Bankshares Inc.	NC	289,511	20,407	19,359	1.05	1.01	13.11	12.61	NASDAQ	4,532,646	81.59	SE
WB	Wachovia Corp.	NC	511,840,000	47,904,000	24,665,000	1.26	1.30	14.06	14.53	NYSE	1,577,341,830	78236.15	SE
WFSC	Weststar Financial Svcs Corp	NC	135,671	10,054	10,054	0.53	0.53	6.92	6.92	OTC BB	1,400,266	14.70	SE
YAVY	Yadkin Valley Bank and Trust	NC	990,772	113,863	75,922	1.09	1.09	9.34	9.30	NASDAQ	10,690,000	155.00	SE
ALRS	Alerus Financial Corp.	ND	634,315	70,882	67,731	1.24	1.23	10.80	10.73	OTC BB	4,638,424	107.47	MW
BNCC	BNCCORP Inc.	ND	725,177	45,213	16,015	0.53	0.59	8.19	8.99	NASDAQ	2,900,681	42.06	MW
FINN	First National of Nebraska	NE	12,032,424	1,000,075	860,197	0.86	0.86	10.53	10.53	Pink Sheet	315,000	1488.38	MW
CXBT	Centrix Bank & Trust	NH	246,303	19,709	19,709	0.89	0.89	9.67	9.67	OTC BB	1,878,565	31.48	NE
CBNH	Community Bank & Trust Company	NH	438,141	41,822	41,822	1.85	1.84	20.75	20.65	OTC BB	3,512,456	115.03	NE
CORB	Connecticut River Bancorp Inc.	NH	225,037	17,012	16,305	0.74	0.74	9.63	9.63	Pink Sheet	1,556,329	22.18	NE

KELLER & COMPANY	Page 16
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

NWFI	Northway Financial Inc.	NH	629,225	50,355	37,730	0.58	0.57	7.35	7.29	NASDAQ	1,505,574	48.18	NE
FCOB	1st Colonial Bancorp	NJ	158,343	18,408	18,408	0.53	0.53	4.38	4.32	OTC BB	2,366,000	23.19	MA
FCCY	1st Constitution Bancorp	NJ	347,129	27,603	27,603	1.26	NA	16.05	NA	NASDAQ	3,259,000	64.07	MA
ASCN	Absecon Bancorp	NJ	152,442	12,674	12,674	0.89	0.89	10.53	10.56	Pink Sheet	119,210	25.27	MA
ADBK	Advantage Bank	NJ	154,995	13,604	13,604	0.59	0.59	6.53	6.49	OTC BB	1,807,219	28.92	MA
BCBP	BCB Bancorp Inc	NJ	390,803	27,181	27,181	1.09	1.10	16.33	16.48	OTC BB	2,993,538	58.82	MA
BORD	Boardwalk Bank	NJ	309,572	27,239	27,239	0.78	0.81	8.44	8.75	NASDAQ	2,614,487	45.83	MA
BRB	Brunswick Bancorp	NJ	136,553	33,723	33,723	1.14	1.14	4.60	4.60	AMEX	2,553,010	32.30	MA
CNBC	Center Bancorp Inc.	NJ	1,178,568	101,684	NA	0.77	0.77	11.77	11.75	NASDAQ	13,426,042	152.39	MA
CJBK	Central Jersey Bancorp	NJ	475,523	59,895	30,328	0.56	0.56	7.31	7.31	NASDAQ	7,738,824	119.19	MA
CBH	Commerce Bancorp Inc.	NJ	33,362,936	1,849,491	1,840,520	1.00	0.98	18.24	18.01	NYSE	163,339,251	4950.81	MA
CMTB	Community Bk of Bergen County	NJ	227,656	25,881	25,881	1.01	1.01	9.23	9.24	OTC BB	NA	NA	MA
CBKJ	Cornerstone Bank	NJ	154,091	14,562	14,562	0.48	0.48	4.08	4.08	OTC BB	1,454,122	20.29	MA
ELMA	Elmer Bancorp Inc.	NJ	197,386	16,778	16,778	1.06	1.06	12.13	12.14	OTC BB	1,200,320	46.81	MA
EBNJ	Enterprise Bank	NJ	58,059	11,790	11,790	0.00	-0.01	0.02	-0.04	OTC BB	1,806,000	13.22	MA
FMJE	First Morris Bank & Trust	NJ	540,161	32,652	32,345	0.77	0.76	12.91	12.85	OTC BB	NA	NA	MA
GFLS	Greater Community Bancorp	NJ	904,839	61,360	49,786	1.03	0.95	14.79	13.73	NASDAQ	7,870,756	122.78	MA
HCBP	Harvest Community Bank	NJ	111,548	10,727	10,727	0.34	0.33	4.66	4.65	OTC BB	1,147,733	15.21	MA
HTBC	Hilltop Community Bancorp Inc.	NJ	156,931	12,252	11,851	0.29	NA	3.22	NA	OTC BB	1,662,750	18.29	MA
HWDY	Hopewell Valley Cmnty Bank	NJ	173,840	14,770	14,770	0.79	0.79	8.67	8.67	Pink Sheet	NA	NA	MA
HU	Hudson United Bancorp	NJ	9,188,085	535,036	432,975	1.45	1.37	24.94	23.61	NYSE	44,376,000	1601.97	MA
IFCJ	Interchange Financial Services	NJ	1,527,772	155,190	95,829	1.28	1.24	12.60	12.19	NASDAQ	19,158,000	351.55	MA
LBAI	Lakeland Bancorp	NJ	2,099,244	193,856	99,883	0.90	0.89	9.82	9.70	NASDAQ	21,430,624	318.60	MA
LBBB	Liberty Bell Bank	NJ	99,211	15,312	15,312	-2.98	-2.98	-25.63	-25.59	NASDAQ	2,690,533	16.82	MA
MTLA	Minotola National Bank	NJ	609,037	78,814	78,511	1.19	1.21	9.04	9.15	Pink Sheet	NA	NA	MA
NMNB	New Millennium Bank	NJ	114,537	13,637	13,637	1.74	1.72	13.64	13.51	OTC BB	NA	NA	MA
PKBK	Parke Bancorp Inc.	NJ	259,112	25,046	25,046	1.38	1.37	13.31	13.29	NASDAQ	2,240,000	34.16	MA
PCCB	Pascack Community Bank	NJ	64,621	8,579	8,579	0.23	0.25	1.38	1.47	OTC BB	NA	NA	MA
PGC	Peapack-Gladstone Financial	NJ	1,177,156	98,804	98,241	1.24	1.25	14.46	14.54	AMEX	8,303,283	230.00	MA
PEBA	Penn Bancshares	NJ	171,154	14,914	14,914	0.93	0.92	10.47	10.42	Pink Sheet	395,600	15.43	MA
RFHB	Rumson-Fair Haven BT&C	NJ	106,439	11,069	11,069	0.19	0.30	1.81	2.84	OTC BB	1,709,813	30.78	MA
SHRC	Shore Community Bank	NJ	132,700	8,600	8,600	0.75	0.75	10.98	10.98	OTC BB	NA	NA	MA
SOMH	Somerset Hills Bancorp	NJ	207,428	23,751	22,560	0.76	0.75	6.22	6.19	NASDAQ	3,216,199	37.44	MA
STNJ	Sterling Bank	NJ	335,731	34,111	34,111	0.48	0.47	6.55	6.46	NASDAQ	4,533,611	50.30	MA
SSFN	Stewardship Financial Corp.	NJ	460,953	32,454	32,293	1.00	1.00	13.79	13.79	OTC BB	4,535,047	79.93	MA

KELLER & COMPANY	Page 17
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

SNBC	Sun Bancorp Inc.	NJ	3,140,962	287,632	150,567	0.63	0.61	7.01	6.78	NASDAQ	18,138,494	374.92	MA
SBB	Sussex Bancorp	NJ	290,446	32,594	29,917	0.75	0.75	8.26	8.22	AMEX	3,017,213	43.24	MA
TBWN	Town Bank	NJ	147,005	15,530	15,530	1.34	1.34	12.23	12.23	OTC BB	1,877,330	24.41	MA
TWRV	Two River Community Bank	NJ	248,360	21,966	21,966	0.68	0.68	8.30	8.30	OTC BB	3,936,595	60.23	MA
UHBE	United Heritage Bank	NJ	52,015	3,623	3,623	-0.99	-0.99	-13.99	-13.99	OTC BB	NA	NA	MA
UNTY	Unity Bancorp Inc.	NJ	577,507	38,411	38,411	1.10	1.12	15.96	16.32	NASDAQ	6,107,000	73.04	MA
VLY	Valley National Bancorp	NJ	12,267,025	916,725	NA	1.44	1.42	21.36	20.99	NYSE	111,279,397	2601.71	MA
YANB	Yardville National Bancorp	NJ	2,930,413	170,668	168,948	0.77	0.74	13.55	13.06	NASDAQ	10,572,000	377.95	MA
FSNM	First State Bancorp.	NM	2,007,642	151,001	107,141	0.96	0.96	12.09	12.15	NASDAQ	15,361,000	296.31	SW
TBHS	Bank Holdings	NV	284,544	27,907	27,407	0.25	0.28	2.35	2.57	NASDAQ	2,973,330	57.92	WE
BBNV	Business Bank Corporation	NV	399,576	31,398	31,398	1.02	1.05	13.72	14.15	OTC BB	2,086,453	77.09	WE
CBON	Community Bancorp	NV	651,131	81,636	81,636	1.16	1.37	11.35	13.42	NASDAQ	6,754,847	209.54	WE
GBFL	Great Basin Financial Corp.	NV	171,988	9,937	9,937	0.71	0.66	11.39	10.51	OTC BB	640,449	21.78	WE
SSBX	Silver State Bancorp	NV	727,632	50,970	50,970	1.99	1.99	30.12	30.12	OTC BB	12,150,000	200.48	WE
VLLY	Valley Bancorp	NV	334,784	38,881	38,881	1.60	1.60	13.65	13.67	NASDAQ	2,808,173	84.10	WE
WAL	Western Alliance Bancorp	NV	2,621,344	222,489	217,214	1.08	1.08	17.84	17.78	NYSE	22,273,591	565.75	WE
ALNC	Alliance Financial Corp.	NY	936,680	70,874	61,175	0.83	0.81	10.78	10.51	NASDAQ	3,597,758	112.39	MA
AROW	Arrow Financial Corp.	NY	1,454,305	117,867	NA	1.35	1.34	16.52	16.39	NASDAQ	10,123,000	281.82	MA
BSPA	Ballston Spa Bancorp Inc.	NY	302,964	17,920	16,217	0.30	0.29	4.63	4.51	OTC BB	742,663	28.22	MA
BARK	Bank of Akron	NY	147,420	20,856	20,856	1.08	1.07	7.72	7.68	Pink Sheet	NA	NA	MA
BK	Bank of New York Co.	NY	103,063,000	9,471,000	5,194,000	1.49	1.46	16.20	15.82	NYSE	771,101,246	22192.29	MA
BKUT	Bank of Utica	NY	958,601	86,717	86,717	1.34	1.28	16.14	15.37	OTC BB	NA	NA	MA
BERK	Berkshire Bancorp Inc.	NY	1,016,329	104,974	86,425	0.74	0.69	6.84	6.40	NASDAQ	6,759,675	135.56	MA
BDGE	Bridge Bancorp Inc.	NY	557,321	47,741	47,741	1.76	1.73	20.93	20.62	OTC BB	6,261,000	164.04	MA
OCNB	Bridge Street Financial	NY	219,646	26,566	NA	0.52	0.48	3.74	3.47	NASDAQ	2,271,000	39.97	MA
CBTI	Capital Bank & Trust Co.	NY	138,821	10,724	10,724	0.00	0.00	0.04	-0.05	OTC BB	1,431,630	9.66	MA
CHMG	Chemung Financial Corp.	NY	710,212	79,998	76,823	1.11	0.99	10.05	8.99	OTC BB	3,640,050	118.77	MA
C	Citigroup Inc.	NY	1,547,789,000	113,037,000	NA	1.44	1.36	19.81	18.75	NYSE	5,170,081,220	239012.85	MA
CNBI	CNB Bancorp Inc.	NY	419,447	39,449	32,550	1.05	1.01	10.99	10.57	OTC BB	2,221,520	58.87	MA
CBOG	Community Bank of Orange NA	NY	32,593	8,948	8,948	-4.89	-4.75	-31.49	-30.61	Pink Sheet	2,175,961	10.88	MA
CBU	Community Bank System Inc.	NY	4,314,029	473,088	244,549	1.25	1.15	11.72	10.82	NYSE	30,237,650	737.50	MA
CCAB	Community Capital Bank	NY	162,814	7,484	7,484	0.43	0.48	8.59	9.68	OTC BB	269,179	7.54	MA
CYHC	Country Bank Holding Co., Inc.	NY	339,213	17,273	17,273	0.44	0.43	8.42	8.21	Pink Sheet	1,689	19.17	MA
DBAI	Delaware Bancshares Inc.	NY	159,845	21,934	21,824	1.06	1.07	7.62	7.72	Pink Sheet	992,969	32.27	MA
DWNX	Delhi Bank Corp.	NY	160,356	14,718	14,718	0.66	0.90	7.23	9.89	Pink Sheet	642,669	22.01	MA

KELLER & COMPANY	Page 18
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

EPSB	Empire State Bank	NY	36,036	13,347	12,766	NA	NA	NA	NA	OTC BB	1,719,127	16.93	MA
EVBN	Evans Bancorp Inc.	NY	462,540	36,786	24,338	1.08	1.04	13.36	12.83	NASDAQ	2,594,311	58.32	MA
FISI	Financial Institutions Inc.	NY	2,196,276	178,375	135,218	0.56	0.53	6.55	6.25	NASDAQ	11,249,676	222.86	MA
FIGR	First National Bank of Groton	NY	103,081	11,847	11,847	1.49	1.49	12.84	12.84	Pink Sheet	60,000	9.97	MA
FNBS	First National Bank of Scotia	NY	266,145	18,100	18,030	0.49	0.49	7.26	7.26	Pink Sheet	NA	NA	MA
FLIC	First of Long Island Corp.	NY	988,754	91,314	91,094	1.27	1.31	13.18	13.59	NASDAQ	3,800,000	158.27	MA
GOBN	Gotham Bank	NY	363,553	20,190	20,190	0.78	0.73	7.42	6.92	Pink Sheet	305,175	24.11	MA
HUVL	Hudson Valley Holding Corp.	NY	1,898,214	157,607	150,484	1.58	1.54	18.82	18.36	OTC BB	7,352,874	430.14	MA
IBCA	Intervest Bancshares Corp.	NY	1,511,604	97,975	97,975	1.06	1.06	15.79	15.79	NASDAQ	6,279,501	114.29	MA
JFBC	Jeffersonville Bancorp	NY	367,518	39,718	39,718	1.63	1.62	15.63	15.60	NASDAQ	4,434,321	89.35	MA
JPM	JPMorgan Chase & Co.	NY	1,171,283,000	105,385,000	56,529,000	0.55	0.69	6.01	7.53	NYSE	3,514,000,000	124114.48	MA
NUBK	Kinderhook Bank Corp.	NY	142,111	12,878	12,878	0.74	0.73	8.44	8.32	Pink Sheet	NA	NA	MA
LICB	Long Island Financial Corp.	NY	539,679	28,507	28,507	0.63	0.63	13.14	13.16	NASDAQ	1,541,892	48.72	MA
LYBC	Lyons Bancorp	NY	302,736	17,917	17,917	0.76	0.72	11.67	10.95	OTC BB	790,348	28.65	MA
MTB	M&T Bank Corp.	NY	54,481,946	5,837,723	2,798,311	1.44	1.44	13.36	13.30	NYSE	114,011,000	11989.40	MA
NCXS	National Bank of Coxsackie	NY	157,196	17,352	17,352	1.37	1.38	12.12	12.22	Pink Sheet	NA	NA	MA
NBTB	NBT Bancorp Inc.	NY	4,381,364	330,749	279,113	1.21	1.20	15.71	15.66	NASDAQ	32,363,000	765.06	MA
NFB	North Fork Bancorp.	NY	60,385,689	9,216,280	3,195,617	1.62	1.60	11.45	11.27	NYSE	478,583,718	13443.42	MA
NTHN	Northern New York Bancorp Inc.	NY	88,155	7,317	7,307	0.51	0.51	6.46	6.46	Pink Sheet	NA	NA	MA
ORGC	Orange County Trust Co.	NY	399,587	57,985	57,985	1.47	1.45	10.20	10.08	Pink Sheet	1,989,272	99.46	MA
SBNY	Signature Bank	NY	3,766,150	349,059	349,059	0.34	NA	3.34	NA	NASDAQ	29,354,563	716.25	MA
SMTB	Smithtown Bancorp Inc.	NY	794,582	51,333	50,515	1.47	1.46	22.15	21.92	NASDAQ	5,923,726	140.75	MA
SOBS	Solvay Bank Corp.	NY	438,066	39,923	39,923	1.12	1.12	12.69	12.67	OTC BB	2,160,249	157.70	MA
SMFB	Stamford Bank Corp.	NY	103,034	14,372	14,243	0.64	0.56	4.39	3.84	OTC BB	430,564	16.58	MA
STB	State Bancorp Inc.	NY	1,451,760	103,830	101,274	0.78	0.76	11.73	11.40	AMEX	11,000,016	207.35	MA
STL	Sterling Bancorp	NY	1,908,811	154,806	133,648	1.33	1.30	16.80	16.46	NYSE	18,369,294	392.18	MA
SUBK	Suffolk Bancorp	NY	1,420,141	102,593	101,779	1.56	1.52	21.24	20.74	NASDAQ	10,552,571	340.74	MA
TMP	Tompkins Trustco Inc.	NY	2,042,404	176,438	NA	1.34	1.34	15.84	15.82	AMEX	8,950,710	388.46	MA
UBH	U.S.B. Holding Co.	NY	2,878,782	196,090	190,248	1.04	1.04	16.44	16.44	NYSE	20,600,145	482.04	MA
VBNY	Vernon Bank Corp.	NY	59,421	7,301	7,301	1.01	0.11	9.04	0.99	OTC BB	NA	NA	MA
VSBN	VSB Bancorp Inc.	NY	218,707	14,259	14,259	1.18	1.18	20.29	20.29	OTC BB	1,508,822	32.44	MA
WEFN	WebFinancial Corp.	NY	30,235	23,877	23,877	-3.55	-3.64	-5.40	-5.53	NASDAQ	2,183,433	19.91	MA
GIW	Wilber Corporation	NY	755,054	68,585	NA	1.15	NA	12.84	NA	AMEX	11,163,000	134.18	MA
BNBK	BNB Bancorp Inc.	OH	80,368	9,393	9,393	0.62	0.62	5.41	5.41	Pink Sheet	NA	NA	MW
CAFI	Camco Financial Corp.	OH	1,069,357	90,656	83,973	-0.08	-0.48	-0.91	-5.56	NASDAQ	7,643,746	103.95	MW

KELLER & COMPANY	Page 19
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

CMOH	Commercial Bancshares Inc.	OH	291,792	21,324	21,288	0.54	0.49	7.08	6.49	OTC BB	1,170,778	30.56	MW
CMNC	Community National Corp.	OH	131,308	12,666	12,052	0.93	0.93	10.00	10.00	OTC BB	NA	NA	MW
CBKM	Consumers Bancorp Inc.	OH	191,180	19,297	18,242	1.03	NA	10.24	NA	OTC BB	2,143,444	36.44	MW
CLDB	Cortland Bancorp	OH	442,067	49,069	48,870	1.12	0.95	10.00	8.53	OTC BB	4,188,595	90.05	MW
CHBH	Croghan Bancshares Inc.	OH	454,425	50,260	39,565	1.31	1.34	11.56	11.84	OTC BB	1,881,199	67.25	MW
CSBB	CSB Bancorp Inc.	OH	311,171	36,469	36,469	0.86	0.69	7.45	5.99	OTC BB	2,645,000	54.22	MW
DCBF	DCB Financial Corp.	OH	664,208	54,927	54,927	1.07	NA	12.25	NA	OTC BB	3,934,760	108.60	MW
EBSH	Empire Bancshares Inc.	OH	147,695	9,407	9,407	0.77	0.76	11.86	11.83	Pink Sheet	NA	NA	MW
EBLO	Exchange Bancshares Inc.	OH	87,162	8,037	7,954	-0.27	-0.28	-2.98	-3.02	OTC BB	586,644	7.48	MW
FMOO	F & M Bancorp	OH	76,408	8,651	8,651	0.71	0.70	6.56	6.40	Pink Sheet	73,302	8.03	MW
FMNB	Farmers National Banc Corp.	OH	832,464	79,134	78,892	0.82	NA	8.56	NA	OTC BB	13,076,000	187.64	MW
FCBQ	FC Banc Corp.	OH	162,234	12,892	12,892	0.41	0.33	4.67	3.80	OTC BB	579,040	16.36	MW
FITB	Fifth Third Bancorp	OH	103,160,000	9,353,000	6,944,000	1.48	1.50	16.13	16.35	NASDAQ	555,938,071	22887.97	MW
FBOO	First Bank of Ohio	OH	111,044	41,146	41,146	1.38	1.29	3.79	3.56	OTC BB	NA	NA	MW
FCZA	First Citizens Banc Corp.	OH	787,048	85,562	54,935	0.75	0.78	7.02	7.26	NASDAQ	5,807,402	135.31	MW
FSDK	First Citizens National Bank	OH	223,155	34,483	34,282	0.87	0.83	5.60	5.34	Pink Sheet	NA	NA	MW
FFBC	First Financial Bancorp.	OH	3,899,466	369,822	NA	1.07	1.07	11.24	11.28	NASDAQ	43,351,903	819.35	MW
FIWO	First National Bk of Wellston	OH	84,482	10,996	10,996	1.00	0.99	7.65	7.57	Pink Sheet	NA	NA	MW
FMER	FirstMerit Corp.	OH	10,314,268	976,016	832,571	1.23	1.24	12.92	13.10	NASDAQ	83,521,863	2180.76	MW
FIDS	FNB Inc.	OH	157,740	15,175	15,175	0.75	0.76	7.54	7.63	OTC BB	692,072	20.94	MW
FUBK	Futura Banc Corp.	OH	273,963	23,032	22,867	-1.02	-0.03	-11.49	-0.33	OTC BB	2,671,889	45.42	MW
HLAN	Heartland Banccorp	OH	387,663	31,457	31,040	1.12	1.11	13.53	13.47	OTC BB	1,595,377	61.42	MW
HBAN	Huntington Bancshares Inc.	OH	32,988,974	2,630,775	2,413,199	1.20	1.20	15.44	15.36	NASDAQ	230,842,020	5572.53	MW
KEY	KeyCorp	OH	91,015,000	7,352,000	5,908,000	1.14	1.19	14.45	15.06	NYSE	408,230,887	13532.85	MW
KLIB	Killbuck Bancshares Inc.	OH	287,847	36,048	34,719	1.21	1.21	10.16	10.13	OTC BB	656,428	61.70	MW
LCNB	LCNB Corp.	OH	543,100	51,966	50,349	1.24	1.21	12.38	12.16	OTC BB	3,305,508	126.44	MW
LNBB	LNB Bancorp Inc.	OH	791,078	70,316	67,240	0.73	0.91	8.05	9.99	NASDAQ	6,646,181	114.65	MW
MBCN	Middlefield Banc Corp.	OH	303,969	26,238	26,238	1.13	1.15	13.42	13.68	Pink Sheet	1,274,288	52.25	MW
MSOH	Minster Bank	OH	216,869	21,288	21,288	0.98	0.93	10.20	9.78	Pink Sheet	983,296	NA	MW
NBOH	National Bancshares Corp.	OH	304,083	34,871	28,851	0.78	0.76	6.82	6.64	OTC BB	2,234,488	59.66	MW
NCC	National City Corp.	OH	143,975,359	13,001,754	9,491,495	1.94	1.58	20.97	17.09	NYSE	636,715,366	21724.73	MW
NBTF	NB&T Financial Group Inc.	OH	648,349	59,222	NA	0.71	0.68	7.92	7.63	NASDAQ	3,231,000	74.96	MW
OAKF	Oak Hill Financial Inc.	OH	1,211,267	93,520	81,414	0.75	0.96	9.33	12.00	NASDAQ	5,715,931	166.85	MW
OHHB	Ohio Heritage Bancorp Inc.	OH	187,561	18,960	18,960	1.04	0.97	11.30	10.59	Pink Sheet	326,269	17.94	MW
OLCB	Ohio Legacy Corp	OH	202,003	17,587	17,030	0.57	0.57	6.45	6.44	NASDAQ	2,138,780	22.97	MW

KELLER & COMPANY	Page 20
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

OHSB	Ohio State Bancshares Inc.	OH	145,235	11,041	10,250	0.50	0.53	5.57	5.93	OTC BB	190,000	16.53	MW
OVBC	Ohio Valley Banc Corp.	OH	721,734	58,041	56,774	0.95	0.95	12.14	12.14	NASDAQ	4,277,389	109.93	MW
PDRB	Pandora Bancshares Inc.	OH	94,282	8,795	8,795	0.08	0.17	0.96	2.01	Pink Sheet	NA	NA	MW
PRK	Park National Corp.	OH	5,633,319	576,074	505,612	1.73	1.74	16.85	16.95	AMEX	14,280,508	1578.00	MW
PEBO	Peoples Bancorp Inc.	OH	1,828,455	179,453	108,910	0.99	1.11	10.24	11.42	NASDAQ	10,411,879	278.52	MW
RBNF	Rurban Financial Corp.	OH	451,048	50,600	38,646	0.46	0.45	3.88	3.74	NASDAQ	4,571,317	58.97	MW
SKYF	Sky Financial Group Inc.	OH	15,220,501	1,496,423	919,415	1.18	1.15	12.22	11.88	NASDAQ	107,183,099	3020.42	MW
TSEO	Tri-State 1st Banc Inc.	OH	100,042	9,261	8,370	0.75	0.75	7.64	7.64	OTC BB	876,391	15.69	MW
UBCP	United Bancorp Inc.	OH	403,483	33,801	NA	0.82	0.82	9.89	9.94	NASDAQ	3,824,000	50.40	MW
UBOH	United Bancshares Inc.	OH	546,509	45,351	36,812	0.67	0.62	8.42	7.85	NASDAQ	3,707,274	55.87	MW
UNIZ	Unizan Financial Corp.	OH	2,488,137	317,175	211,014	0.61	0.71	5.01	5.75	NASDAQ	22,119,382	592.58	MW
WRBO	Western Reserve Bancorp	OH	116,604	10,787	10,787	0.05	0.05	0.64	0.64	Pink Sheet	455,882	NA	MW
BANF	BancFirst Corp.	OK	3,061,822	289,218	NA	1.39	1.33	15.32	14.67	NASDAQ	7,801,647	678.67	SW
BOKF	BOK Financial Corp.	OK	15,872,475	1,480,975	1,220,696	1.34	1.31	14.28	13.90	NASDAQ	66,454,330	3064.87	SW
CSCP	Central Service Corp.	OK	371,188	27,853	26,273	0.86	0.86	11.47	11.43	Pink Sheet	676,765	17.63	SW
FMBC	F & M Bancorp.	OK	1,102,484	83,635	82,042	0.85	0.82	10.86	10.49	Pink Sheet	2,109,437	108.64	SW
OKSB	Southwest Bancorp Inc.	OK	2,039,646	162,888	162,694	1.03	1.04	15.90	15.93	NASDAQ	13,942,986	285.55	SW
ACBC	Albina Community Bancorp	OR	107,984	6,467	6,397	0.07	-0.02	1.13	-0.40	OTC BB	386,677	5.32	WE
BSOG	Bank of Salem	OR	161,078	21,711	21,711	2.44	2.45	15.84	15.90	OTC BB	3,240,092	57.51	WE
BEOB	BEO Bancorp	OR	162,030	7,931	6,146	0.57	0.60	12.18	12.80	OTC BB	439,874	15.84	WE
CPFB	Capital Pacific Bank	OR	56,870	12,067	12,067	-1.91	NA	-6.53	NA	OTC BB	1,511,178	18.30	WE
CACB	Cascade Bancorp	OR	1,161,228	93,755	86,980	1.82	1.82	21.24	21.24	NASDAQ	16,848,968	354.50	WE
CBAO	Century Bank	OR	29,806	8,955	8,955	NA	NA	NA	NA	OTC BB	1,000,000	NA	WE
CBBO	Columbia Bancorp	OR	778,938	71,837	64,448	1.83	1.69	19.87	18.34	NASDAQ	8,922,360	169.52	WE
CLBC	Columbia Commercial Bancorp	OR	142,286	12,006	12,006	1.00	1.01	11.90	11.94	OTC BB	NA	NA	WE
HVYB	Home Valley Bancorp Inc.	OR	160,405	8,899	8,899	0.75	0.74	14.02	13.90	OTC BB	1,731,000	18.18	WE
MBNC	Merchants Bancorp	OR	227,385	18,622	NA	1.06	1.06	12.06	12.06	OTC BB	3,481,987	37.43	WE
MVBO	Mid-Valley Bank	OR	91,072	8,473	8,473	0.75	0.76	7.82	7.93	OTC BB	1,134,430	18.72	WE
OPBP	Oregon Pacific Bancorp	OR	140,072	9,147	9,147	0.87	0.65	13.36	10.05	OTC BB	2,149,898	18.38	WE
PCBK	Pacific Continental Corp.	OR	553,768	53,133	52,857	1.68	1.68	17.33	17.33	NASDAQ	8,759,573	133.15	WE
PWBO	Pacific West Bank	OR	11,140	6,846	6,846	NA	NA	NA	NA	OTC BB	NA	NA	WE
PBCO	People’s Bank of Commerce	OR	69,575	9,534	9,534	1.68	1.68	11.78	11.78	OTC BB	729,000	14.58	WE
PRWT	PremierWest Bancorp	OR	878,465	96,361	74,044	1.36	1.36	12.16	12.16	NASDAQ	15,360,269	227.64	WE
PNVL	Prineville Bancorporation	OR	122,538	9,626	9,626	0.57	0.53	6.84	6.31	OTC BB	NA	NA	WE
SVFL	Silver Falls Bank	OR	61,728	7,269	7,269	1.50	1.49	12.23	12.19	OTC BB	NA	NA	WE

KELLER & COMPANY	Page 21
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

SFGP	Siuslaw Financial Group	OR	268,004	25,639	24,562	1.84	NA	18.98	NA	OTC BB	4,259,000	68.48	WE
TWBC	Town Center Bancorp	OR	97,852	9,990	9,990	1.17	1.16	11.25	11.17	OTC BB	NA	NA	WE
UMPQ	Umpqua Holdings Corp.	OR	5,038,615	714,737	307,665	1.24	1.22	8.97	8.81	NASDAQ	44,453,407	1046.43	WE
WCBO	West Coast Bancorp	OR	1,847,327	151,467	151,120	1.24	1.34	15.21	16.36	NASDAQ	14,737,000	359.73	WE
WMCB	Willamette Community Bank	OR	23,564	4,612	4,612	-1.73	-1.64	-6.62	-6.29	OTC BB	NA	NA	WE
WLMT	Willamette Valley Bank	OR	57,284	5,777	5,777	0.72	0.72	6.98	6.98	OTC BB	NA	NA	WE
ACNB	ACNB Corp.	PA	940,181	70,793	65,229	1.01	0.97	12.80	12.34	OTC BB	5,436,101	135.90	MA
AVLY	Allegheny Valley Bancorp Inc.	PA	315,070	40,590	40,590	1.12	1.01	8.47	7.64	OTC BB	986,252	82.35	MA
ABPA	Allegiance Bk of N Am	PA	100,800	22,100	22,100	0.71	0.69	5.38	5.29	OTC BB	NA	NA	MA
AMBK	American Bank Inc.	PA	520,842	43,899	43,899	0.70	0.67	8.52	8.22	NASDAQ	7,478,000	67.30	MA
ASRV	AmeriServ Financial Inc.	PA	996,786	86,267	73,587	-0.86	-0.77	-11.21	-10.01	NASDAQ	19,729,678	105.55	MA
APLO	Apollo Bancorp Inc.	PA	121,173	17,518	17,518	1.15	1.15	8.31	8.31	Pink Sheet	NA	NA	MA
BMTC	Bryn Mawr Bank Corp.	PA	690,752	73,765	73,765	1.46	1.46	13.85	13.85	NASDAQ	8,577,000	163.91	MA
CBPA	Canton Bancorp Inc.	PA	67,797	7,310	7,310	0.58	0.58	5.00	5.00	OTC BB	NA	NA	MA
CBTC	CBT Financial Corp.	PA	306,504	24,002	20,587	0.76	0.75	9.50	9.42	OTC BB	995,474	35.34	MA
CCFN	CCFNB Bancorp Inc.	PA	231,731	28,404	28,404	0.96	0.96	7.94	7.93	OTC BB	1,266,067	34.25	MA
CVAL	Chester Valley Bancorp Inc.	PA	668,586	55,423	52,130	0.67	0.71	8.12	8.61	NASDAQ	5,182,086	129.55	MA
CZNC	Citizens & Northern Corp.	PA	1,133,701	132,816	132,816	1.24	1.04	10.82	9.05	NASDAQ	8,209,000	256.45	MA
CZPY	Citizens Bancorp Inc.	PA	142,174	18,272	18,272	1.00	NA	8.00	NA	OTC BB	1,016,824	21.35	MA
CZFS	Citizens Financial Services	PA	507,147	41,201	31,623	0.98	1.07	12.01	13.17	OTC BB	2,818,804	60.00	MA
CZNS	Citizens NB of Meyersdale	PA	55,995	7,742	7,742	0.67	0.66	4.83	4.82	Pink Sheet	52,000	8.27	MA
CCYY	Clarion County Community Bk	PA	32,721	8,215	8,215	-4.80	-4.55	-14.67	-13.91	Pink Sheet	1,201,547	12.29	MA
CCNE	CNB Financial Corp.	PA	752,483	69,638	58,344	1.13	1.26	12.02	13.37	NASDAQ	9,105,412	135.31	MA
CVLY	Codorus Valley Bancorp Inc.	PA	437,199	37,637	37,135	1.12	1.13	12.83	12.93	NASDAQ	3,154,721	55.52	MA
CLBF	Columbia Financial Corp.	PA	264,041	19,941	19,314	0.91	0.81	11.11	9.94	OTC BB	1,431,120	31.48	MA
CCBP	Comm Bancorp Inc.	PA	532,338	48,902	48,417	0.91	0.88	10.03	9.71	NASDAQ	1,861,719	74.47	MA
CNAF	Commercial National Financial	PA	318,799	44,258	43,577	0.10	0.03	0.73	0.22	NASDAQ	3,413,426	69.33	MA
CMYC	Community Bank NA	PA	321,447	26,842	22,274	0.64	0.64	7.71	7.71	OTC BB	NA	NA	MA
CTYP	Community Bankers’ Corporation	PA	190,704	16,314	15,616	0.97	0.95	11.43	11.16	Pink Sheet	2,424,200	33.70	MA
CMTY	Community Banks Inc.	PA	1,982,732	153,582	148,618	0.78	1.00	10.29	13.19	NASDAQ	12,379,000	317.89	MA
CMFP	Community First Bancorp Inc.	PA	69,940	6,718	6,718	0.00	-0.21	-0.04	-2.20	Pink Sheet	NA	NA	MA
DIMC	Dimeco Inc.	PA	346,835	30,679	30,679	1.30	NA	14.38	NA	OTC BB	1,544,269	52.51	MA
DNBF	DNB Financial Corp.	PA	453,687	25,356	24,923	-0.11	0.35	-1.84	6.12	OTC BB	1,978,000	52.81	MA
EPEN	East Penn Financial Corp.	PA	387,637	22,758	22,758	0.96	NA	16.57	NA	NASDAQ	6,303,212	53.89	MA
EMCF	Emclaire Financial Corp.	PA	273,434	23,166	21,716	0.95	0.77	10.97	8.88	OTC BB	1,267,835	36.13	MA

KELLER & COMPANY	Page 22
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

ETPB	Enterprise Bank	PA	114,799	7,276	7,276	0.41	0.41	6.50	6.50	Pink Sheet	692,334	6.96	MA
EPNB	Ephrata National Bank	PA	557,752	66,483	66,483	1.28	1.24	10.64	10.25	OTC BB	2,933,110	96.79	MA
FNB	F.N.B. Corp.	PA	5,701,883	460,090	245,475	1.22	1.19	17.89	17.53	NYSE	56,293,407	1106.17	MA
FDBC	Fidelity D & D Bancorp Inc.	PA	533,321	48,089	48,089	0.74	NA	8.62	NA	OTC BB	1,847,000	65.75	MA
FCEC	First Chester County Corp.	PA	820,344	56,014	56,014	0.65	0.65	9.57	9.48	OTC BB	5,096,056	109.06	MA
FCF	First Commonwealth Financial	PA	6,181,749	529,133	390,049	0.75	1.00	8.82	11.74	NYSE	69,949,652	958.31	MA
FKYS	First Keystone Corp.	PA	505,254	55,211	53,874	1.32	1.18	12.37	11.08	OTC BB	4,388,023	88.42	MA
FNBT	First National Bank of Newport	PA	123,186	13,025	13,025	1.28	1.27	12.30	12.23	Pink Sheet	400,000	23.20	MA
FNCB	First National Community Bncp	PA	955,334	81,307	81,307	1.09	NA	13.12	NA	OTC BB	11,012,883	283.58	MA
FIPG	First NB of Port Allegany	PA	90,809	8,184	8,184	0.86	0.76	9.65	8.45	Pink Sheet	NA	NA	MA
FPYB	First Perry Bancorp Inc.	PA	106,287	11,559	11,559	0.85	0.83	7.84	7.67	Pink Sheet	NA	NA	MA
FLEW	Fleetwood Bank Corp.	PA	153,796	15,543	15,543	0.67	0.67	6.61	6.59	Pink Sheet	267,002	21.36	MA
FBIP	FNB Bancorp Inc.	PA	638,863	73,695	73,695	1.39	1.39	11.89	11.90	Pink Sheet	967,244	142.67	MA
FNBBD	FNB Financial Corp.	PA	170,891	15,254	14,100	0.90	0.90	9.80	9.80	OTC BB	800,000	22.40	MA
FNMN	FNBM Financial Corp.	PA	87,094	10,705	10,705	0.74	0.74	6.15	6.16	Pink Sheet	NA	NA	MA
FRAF	Franklin Financial Services	PA	573,135	54,227	53,860	0.94	0.92	9.88	9.65	OTC BB	3,365,918	88.69	MA
FULB	Fulton Bancshares Corp.	PA	140,878	15,291	15,291	-0.36	0.22	-3.22	1.93	OTC BB	492,790	21.44	MA
FULT	Fulton Financial Corp.	PA	11,571,083	1,194,075	807,280	1.49	1.42	13.91	13.28	NASDAQ	152,956,077	2753.21	MA
GNBF	GNB Financial Services Inc	PA	96,651	11,947	11,947	1.50	1.47	12.39	12.17	OTC BB	359,800	17.36	MA
HLXN	Halifax National Bank	PA	59,554	9,741	9,741	1.05	1.05	6.44	6.44	OTC BB	NA	NA	MA
HMLN	Hamlin Bank and Trust Co.	PA	388,382	70,187	70,187	1.66	1.53	8.50	7.86	OTC BB	NA	NA	MA
HNBC	Harleysville National Corp.	PA	3,032,588	275,484	241,370	1.32	1.22	14.62	13.47	NASDAQ	26,237,000	607.65	MA
HONT	Honat Bancorp	PA	336,051	34,297	34,294	1.66	1.71	17.41	17.97	OTC BB	263,151	85.52	MA
IRW	IBT Bancorp Inc.	PA	677,721	59,563	59,540	0.91	1.15	10.13	12.86	AMEX	2,955,455	131.52	MA
IRGB	Iron & Glass Bancorp	PA	284,389	31,931	31,078	1.24	1.09	11.87	10.44	OTC BB	1,110,745	53.32	MA
JNES	Jonestown Bank and Trust	PA	212,323	20,388	20,388	0.96	0.95	10.25	10.15	Pink Sheet	NA	NA	MA
JTNB	JTNB Bancorp Inc.	PA	108,292	11,166	11,166	0.91	0.88	8.71	8.43	Pink Sheet	NA	NA	MA
JUVF	Juniata Valley Financial Corp.	PA	406,201	48,516	48,516	1.31	1.28	10.56	10.31	OTC BB	2,283,915	106.20	MA
KISB	Kish Bancorp Inc.	PA	396,456	28,663	26,834	1.09	0.82	14.96	11.30	Pink Sheet	569,192	52.93	MA
FLPB	Leesport Financial Corp.	PA	921,599	93,806	49,496	0.84	0.92	8.57	9.39	NASDAQ	5,052,879	117.48	MA
LBOH	Legacy Bank	PA	368,516	37,604	29,692	0.67	0.68	6.12	6.14	OTC BB	3,626,349	48.05	MA
LUZR	Luzerne National Bank Corp.	PA	180,280	16,047	16,047	0.69	0.70	8.24	8.31	OTC BB	678,884	NA	MA
MANR	Manor National Bank	PA	18,369	2,131	2,131	-0.29	0.00	-2.34	0.00	Pink Sheet	NA	NA	MA
MNBP	Mars National Bank	PA	275,527	29,684	29,684	0.80	0.79	7.44	7.42	OTC BB	NA	NA	MA
MCHT	Mauch Chunk Trust Finl Corp	PA	297,988	22,843	22,843	1.02	0.88	12.32	10.59	Pink Sheet	2,916,162	36.70	MA

KELLER & COMPANY	Page 23
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

MEL	Mellon Financial Corp.	PA	36,935,000	4,122,000	1,846,000	2.12	2.11	18.75	18.68	NYSE	418,163,977	11997.12	MA
FNBE	Mercersburg Financial Corp.	PA	118,178	12,554	12,554	1.11	1.11	10.09	10.10	Pink Sheet	NA	NA	MA
MBP	Mid Penn Bancorp Inc.	PA	402,544	35,208	34,688	1.08	1.03	12.36	11.75	AMEX	3,182,703	80.20	MA
MNBC	MNB Corporation	PA	260,341	25,580	25,580	0.68	0.65	6.72	6.48	OTC BB	1,050,000	45.50	MA
MYBF	Muncy Bank Financial	PA	148,975	16,928	16,928	1.35	1.35	11.58	11.59	OTC BB	767,573	30.13	MA
NPBC	National Penn Bancshares Inc.	PA	4,593,900	438,835	233,866	1.20	1.28	12.56	13.42	NASDAQ	34,671,672	866.10	MA
NEFB	Neffs Bancorp Inc.	PA	210,339	37,437	37,437	1.58	1.61	8.97	9.15	Pink Sheet	197,091	46.32	MA
NTBP	New Tripoli Bancorp Inc.	PA	243,134	32,508	32,508	1.52	1.49	10.65	10.47	Pink Sheet	73,183	43.91	MA
NEBI	North East Bancshares Inc.	PA	66,643	6,876	6,876	-0.95	-0.95	-9.82	-9.77	Pink Sheet	145,168	7.55	MA
NUBC	Northumberland Bancorp	PA	299,034	21,771	21,771	1.10	1.13	14.34	14.72	OTC BB	1,362,772	37.48	MA
NWFL	Norwood Financial Corp.	PA	422,555	46,831	46,532	1.29	1.27	11.63	11.39	NASDAQ	2,689,736	87.42	MA
OLDF	Old Forge Bank	PA	213,123	28,804	28,466	1.62	1.60	12.33	12.15	Pink Sheet	NA	NA	MA
OMEF	Omega Financial Corp.	PA	1,993,745	318,329	147,388	1.18	1.10	8.07	7.53	NASDAQ	12,609,174	391.51	MA
ORRF	Orrstown Financial Services	PA	574,019	53,076	51,697	1.69	1.69	17.79	17.83	OTC BB	5,403,263	225.59	MA
PELA	Penn Laurel Financial Corp	PA	209,451	18,503	17,282	0.88	0.83	10.03	9.48	OTC BB	1,071,501	27.86	MA
PWOD	Penns Woods Bancorp Inc.	PA	575,739	77,211	74,179	2.02	1.74	15.17	13.08	NASDAQ	3,322,089	152.22	MA
COBH	Pennsylvania Commerce Bancorp	PA	1,450,759	91,051	91,051	0.73	0.72	12.51	12.35	NASDAQ	5,956,000	195.06	MA
PFNS	Penseco Financial Services	PA	562,686	62,216	62,216	0.99	0.95	9.21	8.85	OTC BB	2,148,000	98.81	MA
PFIS	Peoples Financial Services	PA	384,342	41,837	40,010	1.16	1.29	10.68	11.89	OTC BB	3,151,414	107.78	MA
PPLL	Peoples Ltd.	PA	173,185	17,418	17,176	0.71	0.68	6.90	6.56	OTC BB	411,905	15.65	MA
PNC	PNC Financial Services Group	PA	90,738,000	8,243,000	4,403,000	1.48	NA	16.10	NA	NYSE	291,000,000	15847.86	MA
PSBI	PSB Bancorp Inc.	PA	537,548	51,918	50,407	0.40	0.35	4.19	3.71	NASDAQ	4,893,609	77.37	MA
QNBC	QNB Corp.	PA	574,544	47,085	46,966	0.92	0.97	11.91	12.52	OTC BB	3,102,615	95.25	MA
FRBK	Republic First Bancorp Inc.	PA	781,525	58,636	58,636	1.41	1.26	16.74	14.88	NASDAQ	8,424,000	112.63	MA
RBPAA	Royal Bancshares of PA	PA	1,231,026	139,141	139,141	1.60	1.55	13.94	13.53	NASDAQ	12,159,523	276.14	MA
STBA	S&T Bancorp Inc.	PA	3,095,177	342,852	290,730	1.89	1.80	16.54	15.68	NASDAQ	26,200,529	945.84	MA
SOME	Somerset Trust Holding Company	PA	407,009	33,436	33,408	0.82	0.78	9.94	9.49	OTC BB	2,450,000	42.26	MA
SLFI	Sterling Financial Corp.	PA	2,822,883	289,731	198,916	1.39	1.36	13.86	13.54	NASDAQ	28,857,000	614.94	MA
SUSQ	Susquehanna Bancshares Inc.	PA	7,367,424	758,908	503,655	0.97	0.91	9.67	9.01	NASDAQ	46,694,324	1148.21	MA
TOBC	Tower Bancorp Inc.	PA	347,340	45,964	45,964	1.51	1.03	10.98	7.51	OTC BB	1,727,292	84.64	MA
UNPA	UNB Corp.	PA	96,634	9,355	9,355	0.53	0.51	5.70	5.52	Pink Sheet	NA	NA	MA
UBPT	Union Bancorp Inc.	PA	123,349	11,442	10,744	0.70	0.58	7.90	6.53	Pink Sheet	NA	NA	MA
UNNF	Union National Financial Corp.	PA	428,037	27,479	27,479	0.84	0.83	12.57	12.41	OTC BB	2,512,000	52.75	MA
UVSP	Univest Corp. of Pennsylvania	PA	1,699,635	167,158	NA	1.47	1.45	15.23	15.00	NASDAQ	12,901,199	386.52	MA
WMBC	West Milton Bancorp Inc.	PA	227,383	18,667	18,667	1.13	1.10	14.22	13.75	OTC BB	801,065	41.66	MA

KELLER & COMPANY	Page 24
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

WDFN	Woodland Fnl Service Co	PA	176,467	14,096	14,096	0.85	0.80	10.39	9.78	OTC BB	596,625	22.02	MA
DRL	Doral Financial Corp.	PR	15,102,401	1,972,769	1,963,698	3.85	3.79	27.86	27.47	NYSE	107,908,862	5314.51	MA
EUBK	EuroBancshares Inc	PR	2,275,586	168,524	168,524	1.05	1.08	13.79	14.28	NASDAQ	19,564,086	314.00	MA
FBP	First BanCorp	PR	18,822,119	1,301,736	1,286,914	1.35	1.29	17.26	16.55	NYSE	80,821,000	1622.48	MA
OFG	Oriental Financial Group Inc.	PR	4,250,652	341,167	339,161	1.39	1.27	16.22	14.84	NYSE	24,904,000	380.04	MA
BPOP	Popular Inc.	PR	46,014,829	3,270,308	NA	1.23	1.14	17.47	16.22	NASDAQ	266,933,015	6724.04	MA
RGF	R & G Financial Corp.	PR	10,198,602	855,590	799,951	1.78	1.81	20.06	20.47	NYSE	51,131,704	1988.00	MA
SBP	Santander BanCorp	PR	8,530,023	571,309	536,518	1.09	0.93	15.92	13.58	NYSE	46,639,104	1168.78	MA
WHI	W Holding Co.	PR	15,272,044	1,162,434	1,162,434	1.30	NA	17.38	NA	NYSE	164,051,203	1676.60	MA
BARI	Bancorp Rhode Island Inc.	RI	1,377,973	103,186	NA	0.74	0.72	11.33	11.03	NASDAQ	4,655,977	170.41	NE
WASH	Washington Trust Bancorp Inc.	RI	2,339,264	156,870	133,216	0.96	0.94	14.50	14.30	NASDAQ	13,307,433	368.22	NE
BKSC	Bank of South Carolina Corp.	SC	219,570	20,193	20,193	1.02	1.02	10.05	10.05	NASDAQ	3,086,171	41.80	SE
BFNB	Beach First National Bcshs	SC	317,290	37,768	37,768	0.78	0.77	10.26	10.10	NASDAQ	3,168,458	62.42	SE
CBCO	Coastal Banking Co.	SC	153,325	10,741	10,741	0.76	0.76	10.06	10.04	OTC BB	1,010,379	19.00	SE
SCB	Community Bankshares Inc.	SC	529,059	52,013	44,732	0.66	0.65	6.60	6.52	AMEX	4,404,000	77.07	SE
CYL	Community Capital Corp.	SC	576,259	56,931	45,756	1.14	1.13	11.40	11.36	AMEX	3,894,000	86.25	SE
CFOK	Community First Bancorporation	SC	307,356	26,145	26,145	1.18	1.18	14.14	14.18	OTC BB	2,648,305	47.67	SE
FCBN	First Citizens Bancorp.	SC	4,991,346	389,018	NA	0.89	0.89	11.23	11.24	OTC BB	899,000	485.46	SE
FCCO	First Community Corp.	SC	462,101	50,854	23,534	0.70	0.67	6.56	6.26	NASDAQ	2,839,000	51.78	SE
FNSC	First National Bancshares Inc.	SC	294,980	15,059	15,059	0.99	NA	17.13	NA	OTC BB	1,802,846	54.09	SE
FSRL	First Reliance Bcshs	SC	362,777	28,577	28,577	0.55	0.55	6.30	6.34	OTC BB	3,266,685	42.79	SE
FSBS	First South Bancorp Inc.	SC	312,967	27,622	27,622	1.08	1.08	12.32	12.32	OTC BB	1,682,490	53.84	SE
GRRB	Grandsouth Bancorporation	SC	232,024	11,663	11,663	0.90	NA	17.84	NA	OTC BB	2,383,000	22.04	SE
GVBK	Greenville First Bancshares	SC	357,159	29,555	29,555	0.84	0.84	10.89	10.89	NASDAQ	2,660,200	55.20	SE
GRBS	Greer Bancshares Inc.	SC	249,505	19,932	19,932	1.14	1.04	12.94	11.82	OTC BB	2,439,627	46.35	SE
HCFB	HCSB Financial Corp.	SC	308,252	23,729	23,729	0.74	0.74	9.61	9.63	OTC BB	1,735,650	49.71	SE
PBCE	Peoples Bancorporation Inc.	SC	468,080	39,703	39,703	0.88	NA	10.06	NA	OTC BB	5,944,000	101.05	SE
SCBT	SCBT Financial Corp.	SC	1,689,699	124,488	106,035	1.04	NA	13.08	NA	NASDAQ	8,068,729	255.38	SE
TSFG	South Financial Group Inc.	SC	14,879,081	1,522,427	828,886	0.85	0.95	8.63	9.61	NASDAQ	74,348,330	2112.98	SE
SOCB	Southcoast Financial Corp.	SC	412,867	38,814	38,814	0.99	0.77	9.72	7.56	NASDAQ	3,334,268	82.36	SE
SNBA	Sun Bancshares Inc.	SC	92,354	8,974	8,974	0.37	0.36	3.47	3.44	Pink Sheet	NA	NA	SE
UFBS	Union Financial Bcshs Inc.	SC	375,246	26,000	22,106	0.62	0.61	8.60	8.53	NASDAQ	1,904,368	33.33	SE
DBIN	Dacotah Banks Inc.	SD	1,072,989	104,035	97,228	1.03	1.03	10.53	10.53	Pink Sheet	1,134,104	155.37	MW
CPBB	Capital Bancorp Inc.	TN	424,550	27,354	27,354	1.01	1.01	14.80	14.79	OTC BB	3,469,000	72.85	SE
CAVB	Cavalry Bancorp Inc.	TN	604,656	56,870	54,974	0.42	1.04	4.21	10.50	NASDAQ	7,217,565	164.20	SE

KELLER & COMPANY	Page 25
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

CVBG	CIVITAS BankGroup	TN	705,342	46,333	44,807	0.73	NA	10.92	NA	OTC BB	15,745,265	113.71	SE
CSBQ	Cornerstone Bancshares Inc.	TN	277,781	27,386	24,845	1.22	1.22	13.96	13.96	OTC BB	3,011,334	51.19	SE
FHN	First Horizon National Corp.	TN	37,165,789	2,183,328	1,804,694	1.35	1.31	21.48	20.83	NYSE	125,110,574	5279.67	SE
GCBS	Greene County Bancshares Inc.	TN	1,374,194	113,486	90,167	1.03	1.01	11.33	11.14	NASDAQ	7,651,016	209.03	SE
MNBT	Mountain National Bancshares	TN	304,597	16,887	16,887	0.87	0.84	14.64	14.13	OTC BB	1,357,160	28.50	SE
PNFP	Pinnacle Financial Partners	TN	872,076	61,501	61,501	0.94	0.92	12.42	12.16	NASDAQ	8,405,891	201.74	SE
ABNK	Amegy Bancorp Inc.	TX	7,740,042	613,092	438,497	1.01	1.04	12.76	13.12	NASDAQ	70,539,000	1578.66	SW
CBSX	Central Bancshares Inc.	TX	252,227	18,764	17,782	0.51	0.51	8.29	8.30	OTC BB	474,590	20.76	SW
CFR	Cullen/Frost Bankers Inc.	TX	9,950,973	879,176	767,420	1.56	1.54	18.55	18.33	NYSE	52,307,511	2492.45	SW
FFIN	First Financial Bankshares	TX	2,425,825	274,010	220,000	1.85	1.73	15.99	15.00	NASDAQ	20,697,633	700.41	SW
FMPX	First Metroplex Capital Inc.	TX	25,502	13,983	13,983	NA	NA	NA	NA	OTC BB	1,680,000	NA	SW
GNTY	Guaranty Bancshares Inc.	TX	564,295	37,354	35,016	0.71	0.69	10.12	9.83	NASDAQ	2,826,000	65.34	SW
IBOC	International Bancshares Corp.	TX	10,273,970	780,139	449,074	1.39	1.34	18.49	17.83	NASDAQ	63,696,898	1801.99	SW
MCBI	MetroCorp Bancshares Inc.	TX	890,541	85,995	85,995	0.97	1.04	10.46	11.17	NASDAQ	7,201,576	162.18	SW
NODB	North Dallas Bank & Trust Co.	TX	916,724	97,079	97,079	0.66	0.66	6.19	6.21	OTC BB	2,569,026	146.43	SW
PRSP	Prosperity Bancshares Inc.	TX	3,446,816	436,303	165,385	1.40	1.39	12.82	12.77	NASDAQ	27,536,000	786.98	SW
SNBT	SNB Bancshares Inc.	TX	1,109,298	87,619	87,619	0.31	0.65	4.43	9.30	NASDAQ	12,434,953	136.78	SW
SBSI	Southside Bancshares Inc.	TX	1,691,911	105,652	NA	0.95	0.91	14.44	13.88	NASDAQ	11,439,171	234.50	SW
SBIB	Sterling Bancshares Inc.	TX	3,591,433	325,358	261,253	0.87	0.92	9.20	9.73	NASDAQ	45,282,914	704.60	SW
SBIT	Summit Bancshares Inc.	TX	1,008,475	77,584	66,273	1.20	1.19	16.01	15.83	NASDAQ	12,420,616	214.88	SW
SRYP	Surety Capital Corp.	TX	54,330	2,265	1,256	-2.46	-2.70	-49.34	-54.14	Pink Sheet	11,320,973	1.25	SW
TCBI	Texas Capital Bancshares Inc.	TX	2,818,039	205,880	199,463	0.90	0.90	11.94	11.94	NASDAQ	25,532,555	504.01	SW
TRBS	Texas Regional Bancshares Inc.	TX	6,226,165	621,624	398,222	1.48	1.36	14.58	13.43	NASDAQ	49,624,000	1512.54	SW
TXUI	Texas United Bancshares Inc.	TX	1,242,003	107,445	62,359	0.78	0.79	8.93	9.03	NASDAQ	7,805,372	141.28	SW
TOAK	Treaty Oak Bancorp Inc.	TX	37,472	11,401	10,181	-6.90	-6.25	-26.33	-23.83	OTC BB	2,627,787	23.20	SW
TYBT	Trinity Bank N.A.	TX	59,620	9,779	9,779	-0.14	NA	-0.75	NA	OTC BB	1,103,307	15.17	SW
ZION	Zions Bancorp.	UT	32,875,294	2,937,908	2,247,578	1.37	1.38	15.67	15.76	NASDAQ	90,062,646	6622.31	SW
ANCX	Access National Corporation	VA	475,440	28,398	NA	1.04	0.96	16.47	15.21	NASDAQ	3,964,730	55.51	SE
AFBK	Albemarle First Bank	VA	123,724	10,335	10,334	0.11	0.01	1.26	0.06	NASDAQ	1,601,182	19.29	SE
ABVA	Alliance Bankshares Corp.	VA	692,036	48,585	48,585	0.63	0.62	7.01	6.94	NASDAQ	4,796,000	73.14	SE
AMNB	American National Bankshares	VA	616,853	71,293	71,034	1.30	1.39	11.37	12.14	NASDAQ	5,445,186	128.40	SE
BOMK	Bank of McKenney	VA	141,850	15,776	15,776	0.98	0.98	8.37	8.37	NASDAQ	1,926,656	18.98	SE
BRCH	Bank of Richmond NA	VA	112,993	15,529	15,529	0.89	0.89	6.70	6.70	OTC BB	1,711,265	22.76	SE
BOJF	Bank of the James Finl Grp Inc	VA	185,507	13,865	13,865	0.85	0.84	11.32	11.26	OTC BB	1,600,468	28.81	SE
BAYK	Bay Banks of Virginia Inc.	VA	310,304	26,248	23,440	0.85	0.79	9.97	9.27	OTC BB	2,370,122	36.14	SE

KELLER & COMPANY	Page 26
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

BMBN	Benchmark Bankshares Inc.	VA	302,898	26,812	26,812	1.24	1.23	12.12	12.06	OTC BB	2,762,665	49.45	SE
BSSC	Bk of Southside Virginia Corp.	VA	446,472	83,479	78,790	2.39	2.36	13.16	13.02	Pink Sheet	548,918	109.78	SE
BLUG	Blue Ridge Bank NA	VA	242,710	19,842	19,842	0.70	0.70	8.97	8.97	Pink Sheet	NA	NA	SE
BRBS	Blue Ridge Bankshares Inc.	VA	86,438	5,207	5,207	0.69	0.68	11.35	11.20	Pink Sheet	NA	NA	SE
BSXT	BOE Financial Services of VA	VA	253,154	25,420	24,707	1.27	1.25	12.32	12.09	NASDAQ	1,193,446	38.19	SE
BORT	Botetourt Bankshares Inc.	VA	223,663	20,555	20,504	1.35	1.34	14.78	14.75	OTC BB	1,235,668	29.04	SE
BHRB	Burke & Herbert Bank & Trust	VA	1,302,899	131,028	131,028	1.68	1.68	16.69	16.70	OTC BB	NA	NA	SE
CFFI	C&F Financial Corp.	VA	672,158	56,356	NA	1.90	NA	16.55	NA	NASDAQ	3,547,000	133.79	SE
CDBK	Cardinal Bankshares Corp.	VA	187,243	26,267	26,267	1.22	1.22	8.90	8.89	OTC BB	1,535,733	32.56	SE
CFNL	Cardinal Financial Corp.	VA	1,467,237	143,902	123,225	0.50	0.50	5.86	5.84	NASDAQ	24,327,000	228.43	SE
CKLV	Central National Bank	VA	107,913	9,667	9,667	0.78	0.78	9.45	9.45	Pink Sheet	236,439	11.82	SE
CVBK	Central Virginia Bankshares	VA	396,237	33,378	33,218	1.23	NA	15.18	NA	NASDAQ	2,277,000	60.34	SE
CPKF	Chesapeake Financial Shares	VA	367,124	26,998	26,998	1.01	0.98	13.91	13.40	Pink Sheet	1,210,574	46.61	SE
CZBT	Citizens Bancorp of Virginia	VA	271,917	32,355	32,355	0.90	0.88	7.68	7.53	OTC BB	2,440,750	42.96	SE
CWBS	Commonwealth Bankshares Inc.	VA	475,439	58,752	58,500	1.20	1.19	13.52	13.42	NASDAQ	4,036,189	83.79	SE
CNTB	Community National Bk	VA	248,789	21,821	21,821	0.86	0.86	10.12	10.12	Pink Sheet	NA	NA	SE
EFSI	Eagle Financial Services Inc.	VA	423,265	32,645	32,385	1.28	1.26	16.41	16.10	OTC BB	1,517,675	67.54	SE
EVBS	Eastern Virginia Bankshares	VA	732,450	61,047	53,852	0.96	0.96	11.36	11.37	NASDAQ	4,890,080	99.51	SE
FMBM	F & M Bank Corp.	VA	352,736	34,684	30,412	1.30	1.24	13.34	12.65	OTC BB	2,409,201	62.64	SE
FBPA	Farmers Bank of Appomattox	VA	150,525	15,352	15,352	0.90	0.90	8.59	8.59	Pink Sheet	1,083,660	19.51	SE
FBSS	Fauquier Bankshares Inc.	VA	447,950	33,628	33,628	1.24	1.24	17.07	17.16	NASDAQ	3,433,408	90.81	SE
FCRV	First Capital Bank	VA	164,893	13,047	13,047	0.48	0.48	6.81	6.77	OTC BB	1,197,355	21.43	SE
FCBC	First Community Bancshares Inc	VA	1,935,258	189,721	128,322	1.33	1.36	13.43	13.76	NASDAQ	11,274,391	366.42	SE
FNRM	First National Bank	VA	285,510	18,428	18,428	0.69	0.69	10.64	10.64	Pink Sheet	1,503,106	28.56	SE
FXNC	First National Corp.	VA	448,484	27,532	27,532	1.12	1.13	17.69	17.79	OTC BB	2,922,860	75.26	SE
FNEX	First National Exchange Bank	VA	225,619	19,009	19,009	0.66	0.66	8.26	8.26	Pink Sheet	492,329	18.71	SE
FNBP	FNB Corp.	VA	1,444,391	155,019	107,723	1.10	1.08	10.38	10.15	NASDAQ	7,285,119	203.98	SE
FDVA	Freedom Bank of Virginia	VA	57,580	6,970	6,970	0.53	0.53	3.92	3.92	OTC BB	NA	NA	SE
GSON	Grayson Bankshares Inc.	VA	273,553	26,471	26,471	1.21	1.15	12.57	11.97	Pink Sheet	1,718,968	48.99	SE
HMPR	Hampton Roads Bankshares Inc.	VA	388,433	44,899	44,899	1.37	1.36	11.13	11.00	OTC BB	8,075,000	92.86	SE
HBKS	Heritage Bankshares Inc.	VA	154,036	15,782	15,782	1.62	1.62	16.57	16.52	Pink Sheet	1,707,182	34.14	SE
HBKA	Highlands Bankshares Inc.	VA	576,781	39,481	39,290	0.83	0.76	12.40	11.33	Pink Sheet	2,662,000	73.20	SE
JMBI	James Monroe Bancorp Inc.	VA	534,261	38,385	38,385	0.76	0.75	8.89	8.85	NASDAQ	4,450,564	83.49	SE
MREE	MainStreet BankShares Inc	VA	119,440	13,941	13,941	NA	NA	NA	NA	Pink Sheet	1,573,569	NA	SE
MBRG	Middleburg Financial Corp.	VA	694,546	52,725	46,667	1.08	NA	12.78	NA	NASDAQ	3,801,053	112.74	SE

KELLER & COMPANY	Page 27
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

MBVA	Millennium Bankshares Corp.	VA	425,496	46,828	46,828	0.69	0.69	5.70	5.71	NASDAQ	8,785,959	74.68	SE
MNRK	Monarch Bank	VA	264,429	28,509	28,509	0.58	0.58	5.69	5.72	NASDAQ	2,857,029	40.71	SE
MNBG	Mountain National Bank	VA	226,163	15,358	15,358	0.70	0.70	10.25	10.25	Pink Sheet	507,865	22.85	SE
NKSH	National Bankshares Inc.	VA	819,574	89,820	NA	1.56	NA	14.26	NA	NASDAQ	3,509,000	155.98	SE
OPOF	Old Point Financial Corp.	VA	700,303	70,901	70,901	1.17	1.17	11.77	11.74	NASDAQ	4,016,144	123.58	SE
PHNY	Patrick Henry National Bank	VA	377,203	23,385	23,385	0.55	0.55	9.10	9.10	Pink Sheet	2,800,122	33.88	SE
POKV	Patriot Bank NA	VA	249,274	19,089	19,089	0.99	0.99	13.05	13.05	Pink Sheet	474,132	21.10	SE
PNVB	Peoples National Bank	VA	359,792	37,811	37,811	0.73	0.73	7.06	7.06	Pink Sheet	2,375,683	49.89	SE
PPBN	Pinnacle Bankshares Corp.	VA	224,670	22,238	21,688	0.86	0.85	8.44	8.34	OTC BB	1,458,706	33.55	SE
PNBI	Pioneer Bankshares Inc.	VA	131,115	13,658	13,298	1.05	1.00	9.79	9.32	OTC BB	1,034,045	18.72	SE
PREM	Premier Community Bankshares	VA	624,502	47,744	47,744	1.20	1.20	15.83	15.83	NASDAQ	4,938,000	103.50	SE
RCBK	River City Bk	VA	32,665	7,823	7,823	NA	NA	NA	NA	NASDAQ	930,998	10.01	SE
SDOH	Shenandoah National Bank	VA	117,360	7,595	7,595	0.51	0.51	8.08	8.08	OTC BB	277,588	9.02	SE
SHBK	Shore Financial Corp.	VA	250,786	22,687	22,193	1.04	0.98	11.13	10.49	NASDAQ	2,070,937	37.26	SE
SUFB	SuffolkFirst Bank	VA	93,870	14,818	14,818	-0.10	-0.10	-0.56	-0.55	NASDAQ	2,063,948	24.25	SE
TOWN	TowneBank	VA	1,653,174	202,718	146,431	1.05	1.04	8.24	8.15	OTC BB	22,254,531	477.36	SE
UBSH	Union Bankshares Corp.	VA	1,740,926	171,106	130,697	1.31	1.32	13.45	13.56	NASDAQ	8,767,996	338.62	SE
UFBC	United Financial Banking Co.	VA	182,090	13,665	13,665	0.67	0.67	8.47	8.47	OTC BB	1,041,080	20.77	SE
VYFC	Valley Financial Corp.	VA	394,414	28,554	28,554	0.79	0.79	11.30	11.26	OTC BB	4,074,630	52.97	SE
VBFC	Village Bank & Trust Finl Corp	VA	169,821	15,995	15,306	0.76	0.76	8.05	8.05	NASDAQ	1,797,000	22.89	SE
VCBI	Virginia Commerce Bancorp Inc.	VA	1,394,030	100,879	100,879	1.40	1.40	17.97	17.97	NASDAQ	14,002,959	341.67	SE
VFGI	Virginia Financial Group	VA	1,465,896	131,505	NA	1.14	1.12	13.08	12.77	NASDAQ	7,169,929	251.59	SE
VABK	Virginia National Bank	VA	274,079	24,641	24,641	0.90	0.90	9.30	9.30	OTC BB	1,969,925	69.93	SE
CEVT	Central Financial Corp.	VT	128,642	11,531	11,531	0.85	0.83	9.70	9.54	Pink Sheet	NA	NA	NE
CHZ	Chittenden Corp.	VT	6,202,322	639,743	404,624	1.31	1.30	12.93	12.84	NYSE	46,437,041	1263.09	NE
CMTV	Community Bancorp.	VT	333,623	28,082	28,082	1.03	1.02	12.05	11.95	OTC BB	4,044,378	68.37	NE
FAPB	Factory Point Bancorp Inc.	VT	308,768	26,406	24,107	1.33	1.30	16.19	15.88	OTC BB	3,248,844	71.15	NE
FBNA	First Brandon National Bank	VT	95,234	9,338	9,338	1.17	1.18	12.29	12.36	Pink Sheet	NA	NA	NE
LYSB	Lyndonville Savings B&TC	VT	149,418	13,340	13,340	0.89	0.92	10.26	10.62	OTC BB	NA	NA	NE
MBVT	Merchants Bancshares Inc.	VT	1,054,435	66,307	65,530	1.17	1.16	16.27	16.16	NASDAQ	5,989,286	157.15	NE
MDVT	Middlebury National Corp.	VT	186,031	17,888	17,888	0.99	0.99	10.56	10.51	Pink Sheet	890,152	NA	NE
PPAL	Peoples Tr Co St Albns	VT	204,478	27,278	27,278	1.19	1.17	9.24	9.10	Pink Sheet	NA	NA	NE
UNB	Union Bankshares Inc.	VT	361,319	41,055	41,055	1.71	1.72	14.75	14.82	AMEX	4,557,000	99.57	NE
AWBC	AmericanWest Bancorp.	WA	1,107,659	112,913	98,347	1.06	1.06	10.70	10.72	NASDAQ	10,323,000	205.94	WE
BBBK	Baker Boyer Bancorp	WA	389,437	32,003	32,003	1.14	1.08	13.99	13.24	Pink Sheet	1,300,130	62.54	WE

KELLER & COMPANY	Page 28
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

BANR	Banner Corp.	WA	3,138,457	220,718	184,393	0.69	0.69	9.34	9.31	NASDAQ	11,991,074	335.87	WE
CASB	Cascade Financial Corp.	WA	1,158,819	101,214	75,032	1.11	1.09	12.87	12.58	NASDAQ	9,580,034	162.86	WE
CTBK	CityBank	WA	754,708	165,387	162,605	2.87	2.87	12.29	12.29	NASDAQ	10,149,000	314.82	WE
COLB	Columbia Banking System Inc.	WA	2,326,564	214,788	NA	1.17	1.17	12.84	12.84	NASDAQ	15,696,000	386.44	WE
CWLZ	Cowlitz Bancorp.	WA	301,831	37,151	36,299	0.88	0.87	6.88	6.86	NASDAQ	4,186,446	51.62	WE
EVGG	EvergreenBancorp Inc.	WA	209,709	17,497	17,497	0.65	0.65	7.55	7.55	OTC BB	1,496,071	24.76	WE
FSWA	First Sound Bank	WA	55,827	17,634	17,634	NA	NA	NA	NA	OTC BB	2,000,000	25.70	WE
FTBK	Frontier Financial Corp.	WA	2,506,222	273,552	267,076	2.01	2.01	18.22	18.20	NASDAQ	28,289,906	714.60	WE
HFWA	Heritage Financial Corp.	WA	722,009	63,447	56,807	1.46	1.44	16.39	16.16	NASDAQ	5,949,812	130.66	WE
MNBH	Mountain Bank Holding Co.	WA	180,543	18,495	18,495	0.93	0.93	8.95	8.94	OTC BB	2,273,991	36.95	WE
NHST	Northstar Financial Corp.	WA	170,345	12,862	12,862	1.15	1.15	13.80	13.80	OTC BB	827,769	NA	WE
NBCT	Northwest Bancorp.	WA	221,860	20,197	20,197	0.92	0.92	10.35	10.35	OTC BB	2,105,209	32.58	WE
PFLC	Pacific Financial Corp.	WA	459,998	47,912	35,814	1.30	NA	13.16	NA	OTC BB	6,421,396	93.11	WE
PPFS	Prime Pacific Finl Services	WA	67,607	8,856	8,856	1.13	1.13	8.13	8.13	OTC BB	NA	NA	WE
STSA	Sterling Financial Corp.	WA	6,743,812	503,487	372,360	0.92	0.91	13.72	13.55	NASDAQ	23,084,300	863.35	WE
WTBFB	W.T.B. Financial Corp.	WA	2,483,201	233,381	233,381	1.16	1.14	12.03	11.83	Pink Sheet	2,386,819	381.89	WE
WBCO	Washington Banking Co.	WA	705,593	53,324	53,324	1.25	1.25	16.76	16.83	NASDAQ	7,321,302	110.92	WE
WCRB	Washington Commercial Bancorp	WA	110,695	13,540	13,540	1.08	1.08	8.44	8.44	Pink Sheet	NA	NA	WE
ASBC	Associated Banc-Corp	WI	20,755,772	2,015,118	1,296,218	1.53	1.52	15.88	15.82	NASDAQ	127,818,000	4292.13	MW
BAOB	Baraboo Bancorp.	WI	656,356	54,890	50,927	1.04	1.04	12.88	12.87	OTC BB	5,206,650	111.94	MW
BYLK	Baylake Corp.	WI	1,105,235	78,515	NA	1.09	1.10	15.17	15.30	OTC BB	7,728,000	142.97	MW
BHWB	Blackhawk Bancorp Inc.	WI	425,596	27,333	20,675	0.64	0.31	11.26	5.46	OTC BB	2,528,895	36.29	MW
CIBH	CIB Marine Bancshares Inc.	WI	1,384,689	88,801	85,663	-0.64	-0.30	-18.55	-8.53	Pink Sheet	18,346,442	43.11	MW
FBCI	First Banking Center Inc.	WI	584,795	44,155	42,822	0.92	0.91	9.68	9.53	OTC BB	1,295,282	76.16	MW
MI	Marshall & Ilsley Corp.	WI	43,483,720	4,213,185	2,056,770	1.70	1.60	17.90	16.82	NYSE	229,650,014	10207.94	MW
MMBI	Merchants and Manufacturers	WI	1,420,996	94,351	NA	0.34	0.36	4.98	5.34	OTC BB	3,699,253	140.57	MW
MWFS	Mid-Wisconsin Financial	WI	407,231	36,614	36,242	1.10	1.09	12.40	12.25	OTC BB	1,703,577	57.92	MW
PSBQ	PSB Holdings Inc.	WI	486,230	34,716	34,716	0.87	0.88	11.79	11.91	OTC BB	1,712,771	52.67	MW
RFSV	Ridgestone Financial Services	WI	109,488	8,316	8,316	0.36	0.36	4.19	4.19	OTC BB	871,037	12.19	MW
SFSW	State Financial Services Corp.	WI	1,537,009	119,174	77,972	0.94	0.94	12.49	12.43	NASDAQ	6,974,997	280.81	MW
TRCY	Tri City Bankshares Corp.	WI	693,138	94,530	94,530	1.34	1.28	10.01	9.52	Pink Sheet	8,468,525	171.91	MW
CIWV	Citizens Financial Corp.	WV	215,685	19,979	19,844	0.71	0.70	7.38	7.37	OTC BB	623,913	30.88	SE
CHCO	City Holding Co.	WV	2,509,026	279,624	215,791	2.05	2.05	20.61	20.59	NASDAQ	17,976,110	656.49	SE
CBFC	CNB Financial Services Inc.	WV	243,867	18,970	18,291	0.99	0.99	12.83	12.83	Pink Sheet	458,048	30.69	SE
CBWV	Community Bank of Parkersburg	WV	192,332	16,490	16,490	1.15	1.16	13.09	13.12	Pink Sheet	NA	NA	SE

KELLER & COMPANY	Page 29
Dublin, Ohio
614-766-1426

KEY FINANCIAL DATA AND RATIOS

PUBLICLY-TRADED, FDIC-INSURED U.S. COMMERCIAL BANKS

AS OF AUGUST 5, 2005

			ASSETS AND EQUITY			PROFITABILITY				CAPITAL ISSUES
		State	Total Assets	Total Equity	Total Tang. Equity	ROAA	Core ROAA	ROAE	Core ROAE	Exchange	Number of Shares Outstg.	Mkt. Value of Shares
			($000)	($000)	($000)	(%)	(%)	(%)	(%)			($M)

FCBS	First Century Bankshares Inc.	WV	382,080	35,483	30,300	0.87	0.86	9.13	9.11	OTC BB	1,990,800	48.77	SE
FBSW	First National Bankshares Corp	WV	199,217	11,469	11,469	0.85	0.86	13.97	14.09	Pink Sheet	866,459	19.06	SE
FWV	First WV Bancorp Inc.	WV	273,202	23,429	21,526	0.89	0.87	10.76	10.53	AMEX	1,528,443	32.71	SE
HBSI	Highlands Bankshares Inc.	WV	306,456	32,150	32,096	1.11	1.11	10.65	10.64	OTC BB	1,436,874	42.39	SE
MKIN	MCNB Banks Inc.	WV	238,203	26,874	26,823	0.54	0.52	4.71	4.58	OTC BB	1,105,739	28.75	SE
PTBS	Potomac Bancshares Inc.	WV	260,034	23,015	23,015	1.38	1.39	14.73	14.81	OTC BB	3,393,122	61.92	SE
PFBI	Premier Financial Bancorp Inc.	WV	537,758	50,612	34,796	1.22	0.41	14.30	4.83	NASDAQ	5,232,230	58.60	SE
SMMF	Summit Financial Group Inc.	WV	946,487	69,838	66,415	1.24	1.24	16.75	16.76	NASDAQ	7,123,820	232.88	SE
UBSI	United Bankshares Inc.	WV	6,528,700	636,513	464,039	1.57	1.37	15.70	13.70	NASDAQ	42,517,597	1514.05	SE
WSBC	WesBanco Inc.	WV	4,496,760	420,202	271,143	0.99	0.96	10.63	10.22	NASDAQ	22,321,525	670.09	SE

ALL BANKS
	AVERAGE		8,132,712	704,576	267,509	1.28	1.25	14.83	14.45		38,635,920	1,524.42
	HIGH		1,547,789,000	113,037,000	56,529,000	3.85	3.79	35.02	35.02		5,170,081,220	239,012.85
	LOW		11,140	1,470	1,256	-7.27	-7.27	-49.34	-54.14		1,689	1.25

AVERAGE FOR STATE
	IL		3,303,965	253,548	221,096	0.96	0.94	11.66	11.58		16,355,642	684.23

AVERAGE BY REGION
	MIDWEST		5,034,222	451,436	298,117	1.55	1.49	17.06	16.44		32,372,717	1,086.94
	NEW ENGLAND		3,671,583	330,710	177,847	0.91	0.96	11.18	11.77		18,376,631	722.42
	MID ATLANTIC		14,300,700	1,194,948	418,415	1.12	1.09	13.41	12.98		65,606,223	2,498.49
	SOUTHEAST		10,274,129	901,001	255,171	1.33	1.31	15.11	14.89		40,336,290	1,705.67
	SOUTHWEST		3,648,557	338,837	259,137	1.30	1.29	14.68	14.59		24,298,440	834.71
	WEST		3,487,397	317,927	100,662	1.62	1.56	18.06	17.39		19,975,831	953.34

AVERAGE BY EXCHANGE
	NYSE		123,348,862	10,621,790	3,684,294	1.30	1.27	15.11	14.75		476,790,570	19,840.14
	AMEX		837,574	77,701	65,922	1.22	1.14	13.27	12.39		5,276,724	159.78
	NASDAQ		2,665,176	236,616	182,461	1.23	1.19	13.90	13.48		17,498,730	515.62
	OTC		318,469	30,454	28,218	1.00	0.88	10.31	9.13		2,349,133	63.09
	PINK SHEETS		388,041	34,793	33,032	0.85	0.85	9.72	9.64		1,633,573	67.76

EXHIBIT 3

KELLER & COMPANY

Dublin, Ohio

614-766-1426

COMPARABLE GROUP CHARACTERISTICS AND BALANCE SHEET TOTALS

						Most Recent Quarter
				Number of Offices	Exchange	Total Assets	Int. Earning Assets	Total Net Loans	Goodwill and Intang.	Total Deposits	Total Equity
						($000)	($000)	($000)	($000)	($000)	($000)
SUBJECT

	ILLINI CORPORATION	Springfield	IL	14	OTC BB	253,463	238,863	147,302	1,856	211,487	17,958

COMPARABLE GROUP
BHWB	Blackhawk Bancorp, Inc.	Beloit	WI	9	OTC BB	425,596	375,906	234,336	6,658	300,620	27,333
BBIM	Bremen Bancorp, Incorporated	Saint Louis	MO	6	Pink Sheet	214,169	207,487	162,101	324	178,530	18,717
CKSB	Clarkston Financial Corporation	Clarkston	MI	5	OTC BB	186,153	167,458	128,736	24	155,981	12,460
CSHB	Community Shores Bank Corporation	Muskegon	MI	3	NASDAQ	222,751	197,427	184,702	0	191,551	14,058
ETPB	Enterprise Bank	Allison Park	PA	2	Pink Sheet	114,799	107,826	96,166	0	105,095	7,276
FCBQ	FC Banc Corp.	Bucyrus	OH	4	OTC BB	162,234	145,655	79,128	0	101,410	12,892
FCBE	FCB Bancorp, Inc.	Louisville	KY	2	Pink Sheet	233,458	217,739	204,564	0	164,976	22,891
LDFI	LDF Incorporated	Chicago	IL	2	Pink Sheet	398,953	379,365	211,100	0	365,429	21,788
MHBC	Michigan Heritage Bancorp, Inc.	Farmington Hills	MI	3	OTC BB	164,398	157,720	128,506	0	140,803	16,172
OLCB	Ohio Legacy Corp	Wooster	OH	4	NASDAQ	202,003	192,044	145,658	557	163,020	17,587
OHSB	Ohio State Bancshares, Incorporated	Marion	OH	4	OTC BB	145,235	135,316	96,884	791	114,828	11,041
RFSV	Ridgestone Financial Services, Incorporated	Brookfield	WI	2	OTC BB	109,488	101,959	79,736	0	85,149	8,316
RBNF	Rurban Financial Corp.	Defiance	OH	13	NASDAQ	451,048	373,429	266,968	11,954	340,405	50,600
TWCF	Town and Country Financial Corporation	Springfield	IL	11	OTC BB	380,949	364,875	233,255	376	287,632	35,760
UCBN	United Commerce Bancorp	Bloomington	IN	2	OTC BB	126,764	122,499	105,818	0	116,283	9,653

	Average			4.8		235,867	216,447	157,177	1,379	187,447	19,103
	Median			4.0		202,003	192,044	145,658	0	163,020	16,172
	High			13.0		451,048	379,365	266,968	11,954	365,429	50,600
	Low			2.0		109,488	101,959	79,128	0	85,149	7,276

EXHIBIT 4

KELLER & COMPANY

Columbus, Ohio

614-766-1426

COMPARABLE GROUP CHARACTERISTICS

			MRQ Total Assets	MRQ Equity/ Assets	LTM Core ROAA	LTM Core ROAE	Current Dividend Yield	Price/ Book Value	Price/ Core Earnings	Price/ Assets
			($000)	(%)	(%)	(%)	(%)	(%)	(X)	(%)

SUBJECT
ILLINI CORPORATION - historical			253,463	7.09	0.22	3.50	1.03	117.51	24.74	8.13
ILLINI CORPORATION - fair value			253,463	7.09	0.22	3.50	1.01	119.78	39.12	8.46

COMPARABLE GROUP
BHWB	Blackhawk Bancorp Inc.	WI	425,596	6.42	0.31	5.46	2.68	124.42	139.13	7.99
BBIM	Bremen Bancorp	MO	214,169	8.74	0.48	5.48	1.63	91.03	7.96	7.96
CKSB	Clarkston Financial Corp.	MI	186,153	6.69	0.64	8.90	0.00	151.94	19.83	10.17
CSHB	Community Shores Bank Corp.	MI	222,751	6.31	0.60	8.83	0.00	152.91	16.30	9.65
ETPB	Enterprise Bank	PA	114,799	6.34	0.41	6.50	0.00	98.96	14.44	6.27
FCBQ	FC Banc Corp.	OH	162,234	7.95	0.33	3.80	2.62	130.25	31.23	10.35
FCBE	FCB Bancorp Inc	KY	233,458	9.81	0.45	4.43	1.79	132.10	19.50	12.95
LDFI	LDF Incorporated	IL	398,953	5.46	0.45	8.69	0.00	117.37	14.05	6.41
MHBC	Michigan Heritage Bancorp	MI	164,398	9.84	0.36	3.69	0.00	117.64	17.36	11.57
OLCB	Ohio Legacy Corp	OH	202,003	8.71	0.57	6.44	0.00	124.65	35.89	10.85
OHSB	Ohio State Bancshares Inc.	OH	145,235	7.60	0.53	5.93	0.89	154.88	25.11	11.77
RFSV	Ridgestone Financial Services	WI	109,488	7.60	0.36	4.19	0.00	149.74	27.50	11.37
RBNF	Rurban Financial Corp.	OH	451,048	11.22	0.45	3.74	1.54	116.98	28.66	13.12
TWCF	Town and Country Finl Corp	IL	380,949	9.39	0.61	6.71	1.38	106.92	16.96	10.04
UCBN	United Commerce Bancorp	IN	126,764	7.61	0.51	6.11	0.00	127.50	19.92	9.71

	Average		235,867	7.98	0.47	5.93	0.84	126.49	28.92	10.01
	Median		202,003	7.61	0.45	5.93	0.00	124.65	19.83	10.17
	High		451,048	11.22	0.64	8.90	2.68	154.88	139.13	13.12
	Low		109,488	5.46	0.31	3.69	0.00	91.03	7.96	6.27

ALL BANKS
	Average		8,096,489	8.67	1.27	14.72	1.54	197.00	18.20	18.17

MIDWEST BANKS
	Average		5,034,222	8.97	1.51	16.60	2.04	179.30	16.50	15.62

ILLINOIS BANKS
	Average		3,303,965	7.67	1.20	15.39	1.64	197.80	16.90	15.68

EXHIBIT 5

KELLER & COMPANY

Dublin, Ohio

614-766-1426

COMPARABLE GROUP MARKET, PRICING AND FINANCIAL RATIOS

STOCK PRICES AS OF AUGUST 5, 2005

		Market Data				Pricing Ratios					Dividends			Financial Ratios
		Market Value	Price/ Share	12 Mo. EPS	Bk. Value /Share	Price/ Earnings	Price/ Book Value	Price/ Assets	Price/ Tang. Bk. Val.	Price/ Core Earnings	12 Mo. Div./ Share	Dividend Yield	Payout Ratio	Equity/ Assets	Core ROAA	Core ROAE
		($M)	($)	($)	($)	(X)	(%)	(%)	(%)	(%)	($)	(%)	(%)	(%)	(%)	(%)
ILLINI CORPORATION
	Fair value	21.500	39.74	1.54	33.19	25.85	119.78	8.46	139.07	39.12	0.40	1.01	26.01	7.09	0.22	3.50

ALL BANKS (990)
	Average	1,516.84	89.07	3.50	56.42	19.07	196.99	18.17	221.22	20.21	1.81	1.54	31.04	8.66	1.25	14.45
	Median	78.04	24.50	1.33	12.22	17.07	187.13	16.80	201.41	17.55	0.30	1.46	26.95	8.95	0.98	10.76

ILLINOIS BANKS (32)
	Average	684.23	83.78	2.71	43.64	16.82	197.77	15.68	223.71	17.49	1.46	1.64	28.14	7.67	1.18	15.14
	Median	147.50	36.07	2.02	17.62	16.26	191.30	14.79	212.01	16.74	0.48	1.55	24.24	7.79	0.89	11.71

COMPARABLE GROUP (15)
	Average	23.63	32.63	1.80	27.78	21.83	126.49	10.01	132.84	28.92	0.13	0.84	14.26	7.98	0.47	5.93
	Median	21.49	15.00	0.83	11.07	18.06	124.65	10.17	130.25	19.83	0.00	0.00	0.00	7.61	0.45	5.93

COMPARABLE GROUP
BHWB	Blackhawk Bancorp Inc.	34.01	13.45	1.05	10.81	6.47	124.42	7.99	164.49	139.13	0.36	2.68	34.95	6.42	0.31	5.46
BBIM	Bremen Bancorp	17.04	123.00	8.58	135.13	13.37	91.03	7.96	92.63	7.96	0.00	1.63	0.00	8.74	0.48	5.48
CKSB	Clarkston Financial Corp.	21.91	18.05	0.91	11.88	41.02	151.94	10.17	152.23	19.83	0.00	0.00	0.00	6.69	0.64	8.90
CSHB	Community Shores Bank Corp.	21.49	15.00	0.83	9.81	16.30	152.91	9.65	152.91	16.30	0.00	0.00	0.00	6.31	0.60	8.83
ETPB	Enterprise Bank	7.20	10.40	0.72	10.51	14.44	98.96	6.27	98.96	14.44	0.00	0.00	0.00	6.34	0.41	6.50
FCBQ	FC Banc Corp.	16.79	29.00	1.11	22.26	19.08	130.25	10.35	130.25	31.23	0.76	2.62	69.72	7.95	0.33	3.80
FCBE	FCB Bancorp Inc	30.21	19.50	0.72	14.76	18.06	132.10	12.95	132.10	19.50	0.35	1.79	52.24	9.81	0.45	4.43
LDFI	LDF Incorporated	25.57	88.00	6.26	74.98	14.05	117.37	6.41	117.37	14.05	0.00	0.00	0.00	5.46	0.45	8.69
MHBC	Michigan Heritage Bancorp	19.02	12.50	0.39	10.63	17.36	117.64	11.57	117.64	17.36	0.00	0.00	0.00	9.84	0.36	3.69
OLCB	Ohio Legacy Corp	21.92	10.25	0.51	8.22	36.61	124.65	10.85	128.73	35.89	0.00	0.00	0.00	8.71	0.57	6.44
OHSB	Ohio State Bancshares Inc.	17.10	90.00	3.23	58.11	36.29	154.88	11.77	166.83	25.11	0.00	0.89	0.00	7.60	0.53	5.93
RFSV	Ridgestone Financial Services	12.46	14.30	0.41	9.55	27.50	149.74	11.37	149.74	27.50	0.00	0.00	0.00	7.60	0.36	4.19
RBNF	Rurban Financial Corp.	59.20	12.95	0.43	11.07	30.11	116.98	13.12	153.17	28.66	0.15	1.54	34.88	11.22	0.45	3.74
TWCF	Town and Country Finl Corp	38.24	20.25	1.22	18.94	16.88	106.92	10.04	108.05	16.96	0.27	1.38	22.13	9.39	0.61	6.71
UCBN	United Commerce Bancorp	12.31	12.75	0.60	10.00	19.92	127.50	9.71	127.50	19.92	0.00	0.00	0.00	7.61	0.51	6.11

EXHIBIT 6

KELLER & COMPANY

Dublin, Ohio

614-766-1426

ILLINI CORPORATION

VALUATION ANALYSIS AND CONCLUSIONS

Stock Prices as of August 5, 2005

Valuation assumptions:

			Comparable Group		All Banks
	Symbol	Value	Average	Median	Average	Median
Price to earnings	P/E	25.85	21.83	18.06	19.07	17.07
Price to core earnings	P/Y	39.12	28.92	19.83	20.21	17.55
Price to tangible book value	P/TB	139.07%	132.84%	130.25%	221.22%	201.41%
Price to book value	P/B	119.78%	126.49%	124.65%	196.99%	187.13%
Price to assets	P/A	8.46%	10.01%	10.17%	18.17%	16.80%

Net earnings (000)	E	$832,000
Core earnings (000)	Y	$544,000
Book value (000)	B	$17,958,000
Tangible book value (000)	TB	$15,401,000
Assets (000)	A	$253,463,000

Formulae to indicate value:

1. Price/Earnings Method: Value = P/E(E)	=	$21,505,850

2. Price/Core Earnings Method: Value = P/Y(Y)	=	$21,280,646

3. Price/Book Value Method: Value = P/B(B)	=	$21,510,650

4. Price/Tangible Book Value Method: Value = P/B(B)	=	$21,418,180

5. Price/Assets Method: Value = P/A(A)	=	$21,437,695

VALUATION CORRELATION AND CONCLUSIONS - MARKET VALUE METHOD:

	Number of Shares	Price Per Share	TOTAL VALUE

Fair Value	541,029	$39.74	$21,500,000

EXHIBIT 7

COMPLETED CASH-OUT MERGERS

January 1, 2003, through August 5, 2005

Announce Date	Completion Date	Company	Price/ Share	Premium/ (Discount) to 30 Day Market Price

08/30/04	03/15/05	West Metro Financial Services	$11.75	5.85%
09/29/04	02/23/05	Sturgis Bancorp	$16.00	12.28%
07/08/04	02/01/05	First Southern Bancshares	$1.50	(9.09)%
09/03/04	01/15/05	Southern Michigan Bancorp.	$26.30	9.35%
09/01/04	12/23/04	Darlington County Bancshares	$31.00	7.85%
12/04/03	06/17/04	Easton Bancorp.	$16.29	15.53%
10/29/03	02/27/04	HFB Financial Corp.	$22.75	14.55%
10/30/03	02/19/04	First National Bancshares	$21.70	11.28%
06/25/03	01/27/04	Capital Directions	$50.00	(0.99)%
02/23/04	08/14/03	Henderson Citizens Bancshares	$32.00	5.85%
12/17/02	03/12/03	Zachary Bancshares	$70.00	10.85%

		Average		7.57%
		Median		9.35%

EXHIBIT 8

DISCOUNTED CASH FLOW ANALYSIS

	For the years ended December 31,
	2005		2006	2007	2008	2009	Total
	(Dollars in thousands, except share data)

Net interest income after provision for loan losses	7,630		7,040	7,479	8,105	8,660	38,914

Noninterest income	2,704		2,654	2,787	2,926	3,072	14,143

Noninterest expense	(8,446)		(8,589)	(8,761)	(8,936)	(9,115)	(43,847)

Net income before taxes	1,888		1,105	1,505	2,095	2,617	9,210

Income taxes	422		156	302	525	722	2,127

Net income	1,466		949	1,203	1,570	1,895	7,083

Dividend/share	0.40		0.40	0.60	0.60	0.60

Dividend paid	108	(1)	216	325	325	325	1,298

Discount rate: 12.20%

Present value factor (%)	0.9441		0.8414	0.7499	0.6684	0.5957

Present value of cash flow	102		182	243	217	193	938

Tangible book value	16,415		17,767	18,663	19,927	21,518

Shares outstanding	541,029		541,029	541,029	541,029	541,029

Tangible book value/share	$30.34		$32.84	$34.50	$36.83	$39.77

Average assets	248,484		264,000	275,393	287,887	301,543

Return on average assets (%)	0.59		0.36	0.44	0.55	0.63

Calculation of present value per share:

Present value of cash flow - 5 years			$938

Tangible book value at 12/31/09	$21,518

Tangible book value acquisition ratio (2)	1.67

Undiscounted terminal tangible book value	$35,935

Terminal tangible book value discounted at	0.5957	=	21,407

Total equity value at 6/30/05			$22,345

Number of shares			541,029

Total present value per share at 6/30/05			$41.30

(1)   Net of dividend paid in the first half of 2005.

(2)   Based on the median of Midwest transactions of comparable size since January 1, 2004.

APPENDIX A

KELLER & COMPANY, INC.

Financial Institution Consultants

555 Metro Place North	614-766-1426
Dublin, Ohio 43017	(fax) 614-766-1459

QUALIFICATION OF KELLER & COMPANY, INC.

KELLER & COMPANY, INC. is a national consulting firm to financial institutions, serving clients throughout the United States from its office in Dublin, Ohio.  Since its inception in 1985, KELLER & COMPANY has provided a wide range of consulting services to over 200 financial institutions including banks, thrifts, mortgage companies, insurance companies and holding companies located in twenty-four states and Washington D.C., extending from Oregon to Massachusetts. KELLER & COMPANY, INC. provides a full range of consulting services, including the preparation of business/ strategic plans, market studies, stock valuations, ESOP valuations, de novo charter applications, fairness opinions, incentive compensation plans, etc.  Keller also serves as advisor in connection with branch purchase/sale transactions and merger/acquisition transactions.  KELLER & COMPANY, INC.  is also active in the completion of loan reviews, director and management reviews, compliance policies and responses to regulatory comments.

KELLER & COMPANY, INC. is one of the leading conversion appraisal firms in the U.S. and is on-line for daily bank and thrift pricing data and ratios for every publicly-traded financial institution in the U.S.  KELLER & COMPANY, INC. is on-line for financial data and ratios for every bank and thrift in the U.S.  Our data base is SNL Financial.  KELLER & COMPANY is an affiliate member of numerous trade organizations including American Bankers Association and America’s Community Bankers.

Each of the firm’s senior consultants has over twenty-four years front line experience and accomplishment in various areas of the financial institution and real estate industries.  Each consultant provides to clients distinct and diverse areas of expertise.  Specific services and projects have included financial institution charter and deposit insurance applications, market studies, institutional mergers and acquisitions, branch sales and acquisitions, operations and performance analyses, business plans, strategic planning, financial projections and modeling, stock valuations, fairness opinions, conversion appraisals, capital plans, policy development and revision, lending, underwriting and investment criteria, data processing and management information systems, and incentive compensation programs.

It is the goal of KELLER & COMPANY to provide specific and ongoing services that are pertinent and responsive to the needs of the individual client institution within the changing industry environment, and to offer those services at reasonable fees on a timely basis.  In recent years, KELLER & COMPANY has become one of the leading bank consulting firms in the nation.

CONSULTANTS IN THE FIRM

MICHAEL R. KELLER has over twenty-four years experience as a consultant to the financial institution industry.  Immediately following his graduation from college, Mr. Keller took a position as an examiner of financial institutions in northeastern Ohio with a focus on Cleveland area institutions.  After working two years as an examiner, Mr. Keller entered Ohio State University full time to obtain his M.B.A. in Finance.

Mr. Keller then worked as an associate for a management consulting firm specializing in services to financial institutions immediately after receiving his M.B.A.  During his eight years with the firm, he specialized in mergers and acquisitions, branch acquisitions and sales, branch feasibility studies, stock valuations, charter applications, and site selection analyses.  By the time of his departure, he had attained the position of vice president, with experience in almost all facets of banking operations.

Prior to forming Keller & Company, Mr. Keller also worked as a senior consultant in a larger consulting firm.  In that position, he broadened his activities and experience, becoming more involved with institutional operations, business and strategic planning, regulatory policies and procedures, performance analysis, conversion appraisals, and fairness opinions.  Mr. Keller established Keller & Company in November 1985 to better serve the needs of the financial institution industry.

Mr. Keller graduated from Wooster College with a B.A. in Economics in 1972, and later received an M.B.A. in Finance in 1976 from the Ohio State University where he took numerous courses in corporate stock valuations.

Consultants in the Firm (cont.)

JOHN A. SHAFFER  has over twenty years experience in banking, finance, real estate lending, and development.

Following his university studies, Mr. Shaffer served as a lending officer for a large real estate investment trust, specializing in construction and development loans.  Having gained experience in loan underwriting, management and workout, he later joined Chemical Bank of New York and was appointed Vice President for Loan Administration of Chemical Mortgage Company in Columbus, Ohio.  At Chemical, he managed all commercial and residential loan servicing, administering a portfolio in excess of $2 billion.  His responsibilities also included the analysis, management and workout of problem commercial real estate loans and equity holdings, and the structuring, negotiation, acquisition and sale of loan servicing, mortgage and equity securities and real estate projects.  Mr. Shaffer later formed and managed an independent real estate and financial consulting firm, serving corporate and institutional clients, and also investing in and developing real estate.

Mr. Shaffer’s primary activities and responsibilities have included financial analysis, projection and modeling, asset and liability management, real estate finance and development, loan management and workout, organizational and financial administration, budgeting, cash flow management and project design.

Mr. Shaffer graduated from Syracuse University with a B.S. in Business Administration, later receiving an M.B.A. in Finance and a Ph.D. in Economics from New York University.